As filed with the Securities and Exchange Commission on June 18, 1998
                                           Registration Nos. 333-20635, 811-8037
             -------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            [ ]

                           Pre-Effective Amendment No.           [ ]
                         Post-Effective Amendment No. 3          [X]

                                       and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940          [ ]

                                 Amendment No. 5                 [X]
                        (Check appropriate box or boxes)
                   -------------------------------------------

                             ORBITEX GROUP OF FUNDS
               (Exact Name of Registrant as Specified in Charter)

              410 Park Avenue, 18th Floor, New York, New York 10022
                     (Address of Principal Executive Office)

               Registrant's Telephone Number, including Area Code:
                                 (212) 207-4000
                       ----------------------------------

                                 James L. Nelson
                          410 Park Avenue, 18th Floor,
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                                   Copies to:

       Joseph J. McBrien, Esq.                      Leonard B. Mackey, Jr., Esq.
      Vice President & Counsel                             Rogers & Wells
 State Street Bank and Trust Company                       200 Park Avenue
     1776 Heritage Drive, AFB 4                       New York, New York 10166
  North Quincy, Massachusetts 02171

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective. It is proposed that this filing will become effective: (check appropriate box)

          [X] on July 1, 1998 pursuant to paragraph (a)(3) of Rule 485
          ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
          ___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
          ___ on days after filing pursuant to paragraph (a)(2) of Rule 485
          ___ immediately upon filing pursuant to paragraph (b) of Rule 485
          ___ on ________ pursuant to paragraph (b) of Rule 485

                              CROSS-REFERENCE SHEET

Form N-1A Item No.                                     Caption in Prospectus
------------------                                     ---------------------

1.  Cover Page                                         Cover Page

2.  Synopsis                                           Cover Page; The Funds at a Glance

3.  Condensed Financial Information                    Financial Highlights

4.  General Description of Registrant                  The Funds at a Glance; Investment Objectives Strategies
                                                       and Policies; Description of Securities, Other
                                                       Investment Policies and Risk Considerations

5.  Management of the Fund                             How the Trust is Managed

6.  Capital Stock and Other Securities                 Organization of the Trust; Dividends, Distributions,
                                                       and Taxes; How to Purchase Shares

7.  Purchase of Securities                             How to Purchase Shares; Shareholder Services; How Each
                                                       Fund's Net Asset Value is Determined

8.  Redemption or Repurchase                           Shareholder Services; How to Redeem Shares

9.  Pending Legal Proceedings                          Not Applicable

Form N-1A Item No.                                     Caption in Statement of
------------------                                     Additional Information
                                                       -----------------------

10. Cover Page                                         Cover Page

11. Table of Contents                                  Table of Contents

12. General Information and History                    General Information and History

13. Investment Objectives and Policies                 Investment Restrictions; Description Securities, Other
                                                       Investment Policies and Risk Considerations

14. Management of the Fund                             Management of the Trust

15. Control Persons and Principal Holders of           Principal Holders of Securities
    Securities

16. Investment Advisory and Other Services             Investment Management and Other Services

17. Brokerage Allocation and Other Practices           Brokerage Allocation and Other Practices

18. Capital Stock and Other Securities                 Organization of the Trust


                                       2



Form N-1A Item No.                                     Caption in Statement of
------------------                                     Additional Information
                                                       -----------------------

19. Purchase, Redemption and Pricing of Securities     Purchase and Redemption of Securities Being Offered;
    Being Offered                                      Determination of Net Asset

20. Tax Status                                         Taxes

21. Underwriters                                       Distribution of Shares

22. Calculation of Performance Data                    Performance Information About the Funds

23. Financial Statements                               Financial Statements

                             ORBITEX GROUP OF FUNDS
                                 410 Park Avenue
                            New York, New York 10022
                                   PROSPECTUS
                                  July 1, 1998


       Orbitex Group of Funds (the "Trust") is a mutual fund that currently consists of six investment portfolios (each a "Fund" and collectively the "Funds"). Each Fund is managed separately and has its own investment objective, strategies and policies designed to meet different goals. Each Fund offers three classes of shares: a front-end load, Class A, a back-end load, Class B and an institutional, Class I. Purchasers of Class A Shares pay a 4.75% sales charge for the Orbitex Asian High Yield Fund and a 5.75% sales charge for all other Funds. Purchasers of Class B shares pay a contingent deferred sales charge upon redemption. This charge declines from 6% in the first year of investment to 0% in the sixth year. Sales charges are not applicable to purchasers of Class I Shares.


       Orbitex Strategic Natural Resources Fund seeks capital growth through a flexible policy of investing in common stocks of companies engaged in natural resource industries and industries supportive to natural resource industries.

       Orbitex Info-Tech & Communications Fund seeks superior long-term capital growth through selective investment in communication, information and related technology companies.

       Orbitex Growth Fund seeks long-term growth of capital through investment in securities of companies of all sizes that offer potential for growth.


       Orbitex Asian Select Advisers Fund seeks superior long-term capital growth through selective investment in Asian companies.


       Orbitex Asian High Yield Fund seeks high current income through investment in securities of issuers based in Asia. The Fund will invest in high yield, high risk debt obligations of issuers in developing Asian markets (commonly referred to as "junk bonds"). Investments of this type are subject to greater risk of loss of principal and interest.

       Orbitex West Coast Fund seeks capital appreciation through investment in securities of companies headquartered or deriving a substantial portion of their revenues from business activities with or in the states of California, Oregon and Washington.

       There can be no assurance that the objective of each Fund will be realized. For general information about the Trust, please call 1-888-ORBITEX.


       This Prospectus sets forth concisely the information about the Funds that you should know before investing. It should be retained for future reference. A Statement of Additional Information ("SAI"), about the Funds dated July 1, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. You may obtain a copy of the SAI at no charge by calling the Trust at the number shown above.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

TABLE OF CONTENTS                                             PAGE
The Funds at a Glance

The Funds' Expenses

Financial Highlights

Investment Objectives, Strategies and Policies

Description of Securities, Other Investment
       Policies and Risk Considerations

Investment Performance

Portfolio Turnover

Dividends, Distributions and Taxes

How to Purchase Shares

How to Redeem Shares

How to Exchange Shares

Shareholder Services

How Each Fund's Net Asset Value is Determined

How the Trust is Managed

Portfolio Transactions and Brokerage Practices

Organization of the Trust

Appendix

       No person has been authorized to give any information, or to make any representations not contained in this Prospectus, or in the Trust's SAI incorporated herein by reference, in connection with the offering made by this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or Funds Distributor, Inc. (the "Distributor"). This Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                              THE FUNDS AT A GLANCE


       The Trust is a Delaware business trust registered with the SEC as an open-end management investment company, commonly known as a "mutual fund." The Trust currently consists of six Funds: Orbitex Strategic Natural Resources Fund, Orbitex Info-Tech & Communications Fund, Orbitex Growth Fund, Orbitex Asian Select Advisers Fund, Orbitex Asian High Yield Fund and Orbitex West Coast Fund. Each Fund in the Trust is a separate investment portfolio and has its own investment objective, investment programs, policies and restrictions. Additionally, each Fund offers three classes of shares: a front-end load Class A, a back-end load Class B, and an institutional, Class I. Each Fund operates as a diversified investment company except for the Asian High Yield Fund and the West Coast Fund which operate as non-diversified investment companies. See "Investment Objectives, Strategies and Policies."

       Management. Each Fund is managed by Orbitex Management, Inc. (the "Adviser"), which directs the day-to-day operations of each Fund. Certain of the Funds, however, have one or more investment sub-advisers (each a "Sub-Adviser") which select the investments made by that Fund, subject to oversight and direction by the Adviser. Funds Distributor, Inc. (the "Distributor") serves as the distributor for the Trust. State Street Bank and Trust Company ("State Street") serves as the administrator, custodian, accounting services agent, transfer agent and dividend disbursing agent for the Trust. See "How the Trust is Managed."

       Purchases and Sales of Shares. Generally, Class A Shares of each Fund are offered to investors at net asset value plus any applicable sales charge (maximum for the Asian High Yield Fund is 4.75% and for each other Fund is 5.75% of public offering price) and subject to a service and distribution fee at the rate of .30% (in the case of the Asian High Yield Fund) and .40% (in the case of the other Funds) of the average daily net assets of the Fund. The minimum initial investment for the Class A and Class B Shares is $2,500 ($2,000 for individual retirement accounts) and the minimum for subsequent investments is $500. See "How to Purchase Shares."


       Class I Shares of each Fund are offered to certain institutional investors purchasing shares in amounts greater than or equal to $250,000 for each Fund and to other qualified investors described later in this Prospectus. There is no minimum for subsequent investments. See "How to Purchase Shares."

       Shares may be redeemed at any time at the net asset value of a Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "How to Redeem Shares."

       Risk Considerations. The value of a Fund's shares will fluctuate with the value of the underlying securities in its investment portfolio, and in the case of debt securities, with the general level of interest rates. When interest rates decline, the value of a portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies.

       Investing in securities of foreign issuers involves certain risks and considerations not typically associated with investing in securities of U.S. companies.

       High yielding fixed-income securities, such as those in which the Asian High Yield Fund may invest without limit and each of the other Funds may invest up to 35%, respectively, of total assets, are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities.

       The Funds intend to employ from time to time certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions.


       Each Fund may, from time to time, leverage the assets it has by using borrowed money to increase its portfolio positions. This is a speculative investment technique that could expose a Fund to significant risk of loss of principal.


       Because of the focus of each of the Strategic Natural Resources Fund and the Info-Tech & Communications Fund on its industries, an investment in these Funds may be more volatile than an investment in an investment company that does not concentrate its investments in such a manner.


       Although the West Coast Fund tends to invest a significant portion of its assets in companies whose financial prospects are dependent upon the national and international economies, the performance of its investments in companies headquartered or deriving a substantial portion of their revenues from business activities with or in the states of California, Oregon and Washington may be affected by the strength of those states' economies and principal industry sectors. As a result, an investment in the West Coast Fund may be more volatile than an investment in an investment company that does not focus its investments in securities of companies in a single geographic region.

       Because the Asian High Yield Fund and the West Coast Fund are non-diversified, they are permitted greater flexibility to invest their assets in the securities of any one issuer and therefore will be exposed to increased risk of loss if such an investment underperforms expectations. However, under normal market conditions, the Adviser of the West Coast Fund does not expect the Fund to hold fewer than 20 investment securities or for any individual position to exceed 10% of the Fund's total assets at the time of purchase.


       Finally, each Fund may invest in smaller companies. Securities of smaller companies may be more volatile due to their limited product lines, markets or financial resources or their susceptibility to major setbacks or downturns.

       For additional risk information, see "Description of Securities, Other Investment Policies and Risk Considerations."

                               THE FUNDS' EXPENSES


       The Fee Table, including the Examples below, is included to assist your understanding of the various costs and expenses to which an investment in each class of shares of each Fund would be subject. Actual fees and expenses for each class of shares of each Fund for the current year may be more or less than those shown below. A more complete description of all fees and expenses is included in this Prospectus under the section "How the Trust is Managed."

   Shareholder         Strategic
   Transaction          Natural        Info-Tech &
   Expenses for        Resources      Communications    Growth          Asian Select     Asian High    West Coast
Class A , Class B         Fund             Fund          Fund           Advisors Fund     Yield Fund      Fund
       and                ----             ----          ----           -------------     ----------      ----
  Class I Shares

Maximum Sales
Load Imposed on
Purchases (as a %        5.75%(1)         5.75%(1)        5.75%(1)         5.75%(1)        4.75%(1)        5.75%(1)
of offering price)   (Class A only)   (Class A only)  (Class A only)   (Class A only)  (Class A only)  (Class A only)

Maximum Sales
Load Imposed on
Reinvested
Dividends                 None             None            None             None            None            None

Maximum Deferred          None(2)          None(2)         None(2)          None(2)         None(2)         None(2)
Sales Load              (Class A,         (Class A,       (Class A,       (Class A,       (Class A,        (Class A,
Imposed on               Class I)          Class I)        Class I)        Class I)        Class I)         Class I)
Redemptions (as a
% of lower of         Years after      Years after      Years after     Years after     Years after      Years after
original purchase       Purchase         Purchase        Purchase         Purchase        Purchase        Purchase
price or                --------         --------        --------         --------        --------        --------
redemption              1st Year          1st Year        1st Year         1st Year        1st Year        1st Year
proceeds)               5.00%             5.00%           5.00%            5.00%           5.00%           5.00%
                        2nd Year          2nd Year        2nd Year         2nd Year        2nd Year        2nd Year
                        4.00%             4.00%           4.00%            4.00%           4.00%           4.00%
                        3rd Year          3rd Year        3rd Year         3rd Year        3rd Year        3rd Year
                        3.00%             3.00%           3.00%            3.00%           3.00%           3.00%
                        4th Year          4th Year        4th Year         4th Year        4th Year        4th Year
                        2.00%             2.00%           2.00%            2.00%           2.00%           2.00%
                        5th Year          5th Year        5th Year         5th Year        5th Year        5th Year
                        1.00%             1.00%           1.00%            1.00%           1.00%           1.00%
                        After 5           After 5         After 5          After 5         After 5         After 5
                        None              None            None             None            None            None
                    (Class B only)   (Class B only)   (Class B only)   (Class B only)   (Class B only)  (Class B only)

Redemption Fee(3)         None             None            None             None            None            None

Exchange Fee              None             None            None             None            None            None


-------------------------

(1) Reduced for purchases of $50,000 or more by certain investors. See "How to Purchase Shares - Initial Sales Charge."

(2) Purchases of Class A Shares of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1% contingent deferred sales charge applies on amounts redeemed within one year of purchase. See "How to Redeem Shares - Contingent Deferred Sales Charge."

(3) A fee of $10.00 is charged by the Trust's transfer agent for each wire redemption.

                                   Strategic
                                    Natural       Info-Tech &                   Asian Select       Asian
Annual Fund                        Resources     Communications      Growth       Advisors       High Yield     West Coast
Operating Expenses                   Fund            Fund             Fund          Fund            Fund          Fund
--------------------------------------------------------------------------------------------------------------------------
Class A Shares
--------------
(as a percentage of average
net assets)

Investment Advisory Fee
(after fee waivers)                 1.25%            1.00%             0%              0%           .84%             0%

12b-1 Fees                           .40%             .40%           .40%            .40%           .30%           .40%

Other Expenses (after
expense reimbursements)              .46%            1.00%          1.20%           2.10%          0.86%          1.60%

Total Fund Operating
Expenses (after fee waivers
and expense reimbursements)         2.11%            2.40%          1.60%           2.50%          2.00%          2.00%

Class B Shares
--------------
(as a percentage of average
net assets)

Investment Advisory Fee
(after fee waivers)                 1.25%            1.00%             0%              0%          0.74%             0%

12b-1 Fees                           .75%             .75%           .75%            .75%           .75%           .75%

Other Expenses (after
expense reimbursements)              .46%            1.00%          1.20%           2.10%          1.26%          1.60%

Total Fund Operating
Expenses (after fee waivers
and expense reimbursements)         2.46%            2.75%          1.95%           2.85%          2.75%          2.35%

Class I Shares
--------------
(as a percentage of average
net assets)

Investment Advisory Fee
(after fee waivers)                 1.25%            1.00%             0%              0%           .84%             0%

12b-1 Fees                          None             None           None            None           None           None

Other Expenses (after
expense reimbursements)              .71%            1.25%          1.45%           2.35%          1.11%          1.85%

Total Fund Operating
Expenses (after fee waivers
and expense reimbursements)         1.96%            2.25%          1.45%           2.35%          1.95%          1.85%

       Other Expenses are based on estimated amounts for the current fiscal year. The Adviser has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses to 2.40%, 2.40%, 1.60%, and 2.00% for Class A, 2.75%, 2.75%, 1.95%,
2.05%, 2.35% for Class B, and 2.25%, 2.25%, 1.45%, 2.35%, 1.85%, for Class I of
the Strategic Natural Resources Fund, the Info-Tech & Communications Fund, the Growth Fund, the Asian Select Advisers Fund and the West Coast Fund, respectively, subject to possible reimbursement by the Funds in future years if such reimbursement can be achieved within the foregoing expense limits. Consequently, the investment advisory fees actually charged may in the future be higher than reflected above, if consistent with the limits on the total fund operating expenses. Absent the waiver or limitation of fees the investment advisory fees for all classes would be as follows: Strategic Natural Resources 125%, Info-Tech & Communications Fund 1.25%, the Growth Fund 0.75%, Asian Select Advisers Fund 150%, and the West Coast Fund 1.00%. Absent the waiver limitation of fees the total fund operating expenses would be as follows:
0.06%, 0.71%, and 1.21% for the Strategic Natural Resources Fund's. Class A, B, and I respectively; 1.40%, 1.25%, and 1.75% for the Info-Tech & Communications Fund. Class A, B, and I respectively, 3.06%, 2.91%, and 3.41% for the Growth Fund Class A, B, and I respectively, 19.63%, 19.48%, and 19.98% for the Asian Select Advisor Funds' Class A, B, and I respectively, and 7.30%, 7.15%, and 7.65% for the West Coast Fund's class A, B, and I respectively. The fee waivers and limitations are expected to be in effect during the Trust's current fiscal year. From inception through June 15, 1998, the Adviser voluntarily waived its entire advisory fee and reimbursed all expenses of the Asian High Yield Fund exclusive of interest expense. Adviser has voluntarily agreed to waive its fees and reimburse certain expenses to the extent necessary to keep total operating expenses for the Class A, Class B and Class I Shares to not more than 1.95% and 2.75% respectively of average net assets on an annual basis. All waivers and limitations of fees are subject to possible reimbursement by the Asian High Yield Fund in future years if such reimbursement can be achieved within the 2.00% expense limit. Absent the waiver or limitation of fees the investment advisory fee for all classes is 1.25%, and total fund operating expenses for the Class A, Class B and Class I Shares are anticipated to be 1.11%, 1.16%, and 1.61% respectively. These fee waivers and limitations are expected to be in effect during the Trust's current fiscal year.

       Examples: An investor in each Fund would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each future time period.

                                        Class A Shares        Class B Shares          Class I Shares
                                        --------------        --------------          --------------
--------------------------------------------------------------------------------------------------------
Fund                                  1 Year    3 Years     1 Year     3 Years      1 Year      3 Years
------------------------------------- -------- ----------- ---------- ----------- ------------ ---------
Strategic Natural Resources           $81         $130      $55        $130       $25          $76
Info-Tech & Communications            $81         $130      $76        $108       $25          $76
Growth                                $73         $106      $68        $84        $16          $51
Asian Select Advisers                 $82         $132      $77        $111       $26          $79
Asian High Yield                      $64         $98       $72        $96        $17          $53
West Coast Fund                       $77         $118      $72        $96        $21          $63
------------------------------------- -------- ----------- ---------- ----------- ------------ ---------


       The Example above for the Class A Shares assumes payment of a sales charge at the time of purchase; actual expenses may vary for purchases of shares in amounts of $50,000 or more. Purchases of Class A Shares in an amount of $1 million or more are made at net asset value and are subject to a contingent deferred sales charge for one year following purchase. As a result of 12b-1 fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.


       These Examples should not be considered to be a representation of past or future fees or expenses for each Fund. Actual fees and expenses may be greater or lesser than those shown above. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance, but is included solely for illustrative purposes.

                              FINANCIAL HIGHLIGHTS


       This information is part of the Trust's financial statements which are included in the SAI. It should be read in conjunction with the financial statements and notes thereto. The information is unaudited and applies only to the Class A Shares as there were no Class I Shares or Class B Shares outstanding for the period ending January 31, 1998. Additionally, the West Coast Fund is not covered in this chart because there were no shares of the Fund outstanding during the period ending January 31, 1998.

For the period ended January 31, 1998 (Unaudited)
Selected Data based on a share outstanding throughout the period indicated.

                                                           Strategic                                                 Asian
                                                            Natural        Info-Tech &                   Asian     Select
                                                           Resources     Communications    Growth     High Yield   Advisers
                                                           Fund (a)         Fund (a)       Fund (a)    Fund (a)     Fund (a)
                                                         -----------     --------------    --------   ----------   ---------
Net asset value, beginning of period.................        $15.00           $15.00         $15.00      $12.00       $15.00
                                                         ----------         --------       --------  ----------     --------
Income (loss) from investment operations:
Net investment income (loss).........................          0.13            (0.06)         (0.05)       0.27        (0.06)
Net realized and unrealized gain (loss) on investments
and foreign currency related transactions............         (0.50)           (0.49)          0.26       (1.51)       (0.55)
                                                         ----------         --------       --------  ----------     --------

Total income (loss) from investment
operations...........................................         (0.37)           (0.55)          0.21       (1.24)       (0.61)
                                                         ==========         ========       ========  ==========     ========

Less dividends from net investment income............         (0.03)            0.00           0.00       (0.19)       0.00

Less distributions from capital gains................         (0.03)            0.00           0.00        0.00        0.00
                                                         ----------         --------       --------  ----------     --------
Total dividends/distributions from net investment
income and net capital gains.........................         (0.06)            0.00           0.00       (0.19)        0.00
                                                         ==========         ========       ========  ==========     ========

Net asset value, end of period.......................        $14.57           $14.45         $15.21      $10.57       $14.39
                                                         ==========         ========       ========  ==========     ========

Total Return (b).....................................         (2.44)%          (3.64)%         1.41%     (10.27)%      (4.09)%
Ratios and Supplemental Data:
Net assets, end of period............................    $3,725,017         $501,232       $536,566  $2,228,823     $115,411
Ratio of operating expenses to average net assets
(c).(e) .............................................          2.40%            2.40%          1.60%       0.00%        2.50%
Ratio of net investment income (loss) (with
reimbursement) to average net assets (c).............          2.55%           (1.45)%        (1.08)%      8.89%       (1.50)%

Portfolio turnover rate..............................           330%             149%           212%        223%           0%

Average broker commissions (d).......................         $0.06            $0.06          $0.06         N/A        $0.01

(a) The commencement of investment operations was October 23, 1997, for Strategic Natural Resources Fund, October 22, 1997, for Info-Tech & Communications Fund and Growth Fund, October 20, 1997, for Asian High Yield Fund and October 31, 1997, for Asian Select Advisers Fund.

(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.


(c)  Annualized.

(d) A Fund is required to disclose its average commission rate per share for trades on which commissions are charged.


(e) Ratio of operating expenses to average net assets is after waiver of fees and reimbursement of certain fees and expenses. Had the fees not been waived and the expenses reimbursed, the ratio of expenses to average net assets would have been as follows: Strategic Natural Resources Fund, 11.14%; Info-Tech & Communications Fund 65.05%; Growth Fund 61.77%; Asian High Yield Fund, 15.31%; and Asian Select Advisers Fund, 285.04%, respectively.

                           The Orbitex Group of Funds


Orbitex Management, Inc. offers specialized and opportunistic mutual funds with the potential to enhance returns and diversify overall risk in an investor's portfolio. Through its investment management team and carefully selected sub-advisers, Orbitex emphasizes well-articulated investment philosophies and consistent management styles to ensure that investors and investment professionals get what they expect from each Orbitex Fund.

Fund                            Objective                                   Suitable Investors
----                            ---------                                   ------------------
Orbitex Strategic Natural       Capital growth through a flexible policy    Growth-oriented individuals who
Resources Fund                  of investing in common stocks of            see strong economic trends as an
Managed by Orbitex              companies engaged in natural resource       indicator of natural resource
Management, Inc.                industries and industries supportive to     demand.
                                natural resource industries.

Orbitex Info-Tech &             Superior long-term capital growth through   Growth oriented investors who
Communications Fund             selective investment in communication,      want to capitalize on
Managed by Orbitex              information, and related technology         opportunities in global
Management, Inc.                companies.                                  telecommunications and
                                                                            information industries.

Orbitex Growth Fund             Long-term growth of capital through         Long-term investors interested in
Managed by Orbitex              investment in securities of companies       growth opportunities in the U.S.
Management, Inc.                that offer potential for growth.            stock market.

Orbitex Asian Select            Superior long-term capital growth through   Individuals attracted to the
Advisers Fund                   selective investment in Asian companies.    growth potential of Asian stocks
Subadvised by:                                                              and who can accept the risks of
BT Fund Managers                                                            international investing.
(International)
Limited/Asia Strategic
Investment Management Ltd.

Orbitex Asian High Yield        High current income through investment in   Individuals seeking high income
Fund                            securities of issuers based in Asia. The    from a portion of their bond
                                Fund will invest in high-yield, high-risk   portfolios and who can accept the
                                debt obligations.                           risks of international investing.

Orbitex West Coast Fund         Capital appreciation through investment     Growth-oriented investors who
Managed by Orbitex              in securities of companies headquartered    wish to capitalize on
Management, Inc.                or deriving a substantial portion of        opportunities in California,
                                their revenues from business activities     Oregon and Washington.
                                with or  in the states of California,
                                Oregon and Washington.


Please consult the "Description of Securities, Other Investment Policies and Risk Considerations" section of the prospectus for information on the risks involved in investing in any of the Funds.

Set forth below is a chart illustrating the results of hypothetical $10,000 investments in certain market sectors. This information is provided for your information to illustrate how these sectors have performed in the past. The performance of the Funds may vary significantly from the performance described below.

--------------------------------- [LINE CHART] ---------------------------------


                                                 4/30/1993   4/30/1994    4/30/1995      4/30/1996      4/30/1997      4/30/1998
                                                 ---------   ---------    ---------      ---------      ---------      ---------
Lipper Science & Technology Fund Index
MSCI Asia Ex-Japan Index
S&P 500 Composite Index
Lipper Natural Resources Funds Category
Lipper Emerging Markets Debt Funds Category


--------------------------------------------------------------------------------

Figure 1


Average Annual Returns
(for periods ended 4/30/98)
Lipper Emerging Market Debt Funds Category
Lipper Natural Resources Funds Category
MSCI Asia Ex-Japan Index Standard & Poor's 500 Index
Lipper Science and Technology Index

All of the Indexes noted above are unmanaged indexes whereas the Funds are actively managed. The performance of these indexes does not reflect sales charges or other expenses associated with investment in the Funds; direct investment in the indexes is not possible. Index performance is not intended to represent the future performance of any Orbitex Fund. Past performance is no guarantee of future results. The investment return and principal value of a Fund investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

                 INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

       Each Fund's objective is a fundamental policy and may not be changed without a shareholder vote. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its objective. All investment policies stated throughout this Prospectus, other than those identified as fundamental, may be changed by the Board of Trustees of the Trust without shareholder approval. A complete statement of each Fund's investment restrictions is included in the SAI. Compliance with policies and limitations is determined at the time of purchase of a security; a Fund is not required to sell an investment because of a later change in circumstances.

ORBITEX STRATEGIC NATURAL RESOURCES FUND

       The objective of the Orbitex Strategic Natural Resources Fund (the "Strategic Natural Resources Fund") is capital growth. The Fund seeks to achieve its objective through a flexible policy of investing primarily in common stock of United States and foreign companies engaged in natural resource industries and industries supportive to natural resource industries.

       At least 65% of the Fund's total assets will normally be invested in common stock issued by natural resource companies and companies supportive to natural resource companies. The remainder of the Fund's assets may be invested in equity and debt securities of natural resource companies and of companies outside of the natural resource industries.


       The Fund may invest in securities of foreign companies. However, the Fund will not invest more than 10% of its net assets in securities of such issuers (other than Canadian issuers on which there is no limit). Investments in certain Canadian issuers may be highly speculative and may be subject to substantial price fluctuations.

       A "natural resource company" is an entity in which (i) at least 50% of either the revenues or earnings was derived from natural resource activities, or
(ii) at least 50% of the assets was devoted to such activities, based upon the company's most recent fiscal year. Natural resource companies include: (i) those which own, explore, develop or produce: energy sources (such as oil, gas and coal); ferrous and non-ferrous metals (such as iron, aluminum, copper, nickel, zinc and lead); strategic metals (such as uranium and titanium) and precious metals (such as gold, silver and platinum); chemicals; forest products (such as timber, coated and uncoated tree sheet, pulp and newsprint); other basic commodities (such as foodstuffs); refined products (such as chemicals and steel); (ii) service companies that provide services to producers and refiners of natural resources or provide other products and services, which, in the Adviser's opinion are significant to the ownership and development of natural resources and other basic commodities and (iii) companies that develop energy-efficient technologies, such as systems for energy conversion, conservation and pollution control.


       Please refer to the section entitled "Description of Securities, Other Investment Policies and Risk Considerations" below for a description of the types of securities in which the Fund may invest and the types of practices in which the Fund may engage.

ORBITEX INFO-TECH & COMMUNICATIONS FUND

       The objective of the Orbitex Info-Tech & Communications Fund (the "Info-Tech & Communications Fund") is superior long-term capital growth. The Fund seeks to achieve its objective through selective investment in companies engaged in the communications, information and related technology industries.


       It is expected that the Fund will invest in communications, information and related technology companies in the United States and other developed countries, and will also invest in companies that are well positioned to benefit from the rapid growth in the telecommunications infrastructure in emerging economies. The Adviser's market expectations will determine the allocation of the Fund's investments between industries.


       At least 65% of the Fund's total assets normally will be invested in equity securities issued by communications, information and related technology companies. The remainder of the Fund's assets may be invested in debt securities issued by communications, information and related technology companies and/or equity and debt securities of companies outside of those industries.

       A "communications" company is an entity in which (i) at least 50% of either its revenues or earnings was derived from communications activities, or
(ii) at least 50% of its assets was devoted to communications activities, based on the company's most recent fiscal year. An "information" company is an entity in which (i) at least 50% of either its revenues or earnings was derived from information activities, or (ii) at least 50% of its assets was devoted to information activities, based on the company's most recent fiscal year. For purposes of the Fund's policy of investing at least 65% of its total assets in the securities of communications, information and related technology companies, the companies in which the Fund will invest are those engaged primarily in designing, developing or providing the following products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment; broadcasting (including television and radio, satellite, microwave and cable television and narrowcasting); computer equipment, mobile communications and cellular radio/paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; videotext and teletext; and emerging technologies combining telephone, television and/or computer systems.


       The Fund will attempt to find those companies which are expected to capitalize on the emerging changes in the global telecommunications industry. The Adviser believes that two major themes currently dominate the industry: the Internet explosion and the global deregulation of the telecommunications industry.

       The growth in global communications and the increasing popularity of the Internet and the World Wide Web has led to dramatic changes in the networking, computer, and software industries. It has created sharp changes in the value of many companies. The Adviser seeks out companies that it believes will capitalize on these changes. In addition, communications technology is enabling young entrepreneurial companies to bring new ideas to the market in competition with large more established companies. The opportunity to capitalize on these trends is to provide small amounts of capital to private, early stage communications companies. Hence, the Fund may invest up to 5% of its total assets (at time of purchase) in private companies the Adviser believes will eventually become publicly traded entities and create the potential for significant capital gains. The Fund risks not being able to sell such illiquid securities at the time and price that it would like. Consequently, the Fund may have to lower the price, sell substitute securities or forego an investment opportunity, each of which might adversely affect the Fund.

       Countries around the globe are deregulating their computer and telecommunications industries. Many countries are privatizing their state-owned monopolies. This is creating a dramatic change in the global telecommunications industry. The Adviser attempts to find companies that will capitalize on this major trend.

         Please refer to the section entitled "Description of Securities, Other Investment Policies and Risk Considerations" below for a description of the types of securities in which the Fund may invest and the types of practices in which the Fund may engage.

ORBITEX GROWTH FUND


The objective of the Orbitex Growth Fund (the "Growth Fund") is long-term growth of capital. The production of income will be incidental to this objective. The Fund seeks to achieve its objective through investment in securities believed by the Adviser to have significant appreciation potential.


       The Fund may invest in the securities of any issuer, including U.S. and foreign companies, governments and government agencies. The Fund, however, will tend to focus on the securities of both established and newer or smaller capitalized companies. The Fund expects to invest a majority of its assets in equity securities, but may also invest in debt securities of any quality.


       The Fund strives to provide a high return through a unique multi-factor selection process. In general, the Adviser looks first for stocks that are commonly called "value stocks." These stocks tend to trade at below market price/earnings, price/cash flow, and price/book value ratios. The Adviser seeks to buy stocks that are at the low end of their historical range within those same categories. In other words, the Adviser attempts to buy stocks that are commonly considered cheap.

       At the same time, the Adviser prefers to buy stocks with strong cash flow or earnings momentum. In particular, the Adviser will seek out stocks that are expected by analyst consensus to grow cash flow or earnings by at least 20% per year over the next several years.

       Finally, the Adviser prefers to buy stocks that show positive price momentum. In other words, the Adviser will first seek stocks that it believes have a strong fundamental case for purchase but will defer purchasing the stocks until the market begins to perceive the same positive fundamentals.

       The Adviser believes that this combination of searching for strong value, growth, and price momentum will provide superior capital gains.


       Please refer to the section entitled "Description of Securities, Other Investment Policies and Risk Considerations" below for a description of the types of securities in which the Fund may invest and the types of practices in which the Fund may engage.

ORBITEX ASIAN SELECT ADVISERS FUND


       The objective of the Orbitex Asian Select Advisers Fund (the "Asian Select Advisers Fund") is superior long-term capital growth. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of Asian companies.


       The Fund expects to invest in companies domiciled in Asia and on the Asian side of the Pacific Ocean, such as Bangladesh, the People's Republic of China, South Korea, Vietnam, Hong Kong, Singapore, the Philippines, Australia, New Zealand, Cambodia, Laos, Thailand, India, Pakistan, Sri Lanka, Malaysia, Indonesia and Taiwan but excluding Japan. The Fund may also invest in securities of issuers in other Asian markets such as the republics of the former Soviet Union. In addition, companies domiciled outside of Asia but which derive over 50% of their gross revenues from operations or sales in Asia may be included in the Fund.

       While the Fund will focus on equity securities, it may also invest in debt securities.


       The Fund is structured to try to capitalize on the profit potential from investing in Asia while attempting to reduce the risk. Most people recognize that diversification is a way to reduce risk. The Adviser believes that diversification is particularly important in the Asian markets where quality information is more difficult to find.

       The Fund is therefore structured with the use of multiple Sub-Advisers each of which manages a portion of the assets of the Fund. The Sub-Advisers are selected to complement each other. In other words, the Adviser seeks to find Sub-Advisers that have differing investment styles and expertise to reduce risk within the Fund.

       The Adviser also attempts to find Sub-Advisers that have a track record that has consistently outperformed common benchmarks or that have a style which should outperform those benchmarks. In addition, the Adviser prefers to employ Sub-Advisers that have shown a high degree of profit for the amount of risk they take.

       The Adviser has researched potential Sub-Advisers from all the major investment centers of the world in an effort to find these types of Sub-Advisers. The Adviser constantly monitors the current Sub-Advisers as well as potential Sub-Advisers in an effort to maintain a high level of return to the shareholders in the Fund.


ORBITEX ASIAN HIGH YIELD FUND

       The objective of the Orbitex Asian High Yield Fund (the "Asian High Yield Fund") is high current income. The Fund seeks to achieve this objective by investing primarily in lower rated and unrated debt securities of companies, financial institutions and governments based in Asia. Capital appreciation is a secondary objective.

       Under normal circumstances, at least 65% of the Fund's total assets will be invested in debt securities of issuers based in Asia, the credit quality of which is generally considered the equivalent of U.S. corporate debt securities commonly known as "junk bonds." See Appendix for description of bond ratings.

       The Fund expects to focus on issuers based in developing Asian countries including Bangladesh, Cambodia, the People's Republic of China, Hong Kong, India, Indonesia, Korea, Laos, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Thailand, Taiwan and Vietnam. The Fund may also invest in securities of issuers in other Asian markets such as republics of the former Soviet Union and Middle Eastern countries as well as issuers in other developing and developed countries. An issuer is based in Asia if it is domiciled in Asia, including republics of the former Soviet Union and countries in the Middle East, or it derives more than half of its assets, revenues or profits from that region.


       The Fund will normally invest in at least three different countries, although it may invest all of its assets in a single country. The geographical diversification of the Fund's investments will vary from time to time according to the Sub-Adviser's assessment of the instruments available for investment, the rates of return available from them and the risks associated with investing in each market. The instruments in which the Fund will invest may be denominated in a number of different currencies.

       It is anticipated that on a regular basis the Fund will leverage its investments by borrowing. For a description of the limitations on and the risks of borrowing, see "Description of Securities, Other Investment Policies and Risk Considerations - Borrowing."

       The debt securities in which the Fund may invest include: fixed and floating rate bonds, notes and debentures of corporate issuers, including convertible bonds; notes; commercial paper; certificates of deposit; time deposits; obligations issued or guaranteed by foreign governments, their agencies, instrumentalities, political subdivisions and authorities, including obligations of central banks and Brady bonds; loans, including loan participations; asset-backed securities; Eurobonds, Yankee Bonds and Global Bonds. Although the Fund is permitted to invest in common stock, it has no present intention of doing so.


       Under normal market conditions, the Fund's duration will generally be approximately three to six years. The maturities of the securities in the Fund may vary widely. In addition to securities selection, the Sub-Adviser may use futures contracts to adjust the Fund's duration. Generally, the longer the duration of the Fund the more sensitive it will be to changes in interest rates.


       Increases and decreases in the market value of the debt securities in which the Fund invests may arise as a result of favorable changes in relative foreign exchange rates, in relative interest rate levels and/or in the creditworthiness of issuers.


       Current yields tend to be higher in Asia than in the United States. This is due to such factors as poorly developed capital markets and political risk. However, the Sub-Adviser believes it is possible that creditworthiness will improve with economic growth.

       The Adviser believes that investing in Asian high yield securities requires a high degree of knowledge of local market conditions. As a result, the assets of the Fund will be managed by one or more Sub-Advisers, selected by the Adviser, who have demonstrated expertise in the Asian fixed income markets.


       The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). A non-diversified investment company may invest more than 25% of its assets in securities of individual issuers representing greater than 5% each of the investment company's total assets, whereas diversified investment companies may only invest up to 25% of assets in positions of greater than 5%. Both diversified and non-diversified investment companies are subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") which require that, as of the close of each fiscal quarter, (i) no more than 25% of the investment company's total assets may be invested in the securities of a single issuer (except for U.S. Government securities) and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer. Because of its non-diversified status, the Fund may be subject to greater credit and other risks than a diversified investment company. The Fund reserves the right to operate as a diversified investment company if such course appears desirable in the opinion of the Board of Trustees.

       Please refer to the section entitled "Description of Securities, Other Investment Policies and Risk Considerations" below for a description of the types of securities in which the Fund may invest and the types of practices in which the Fund may engage.

ORBITEX WEST COAST FUND


       The objective of the Orbitex West Coast Fund (the "West Coast Fund") is capital appreciation. The Fund seeks to achieve its objective through investing primarily in the securities of companies headquartered or deriving a substantial portion of their revenues from business activities with or in the states of California, Oregon and Washington.

       Under normal market circumstances, at least 80% of the Fund's total assets will be invested in the securities of companies headquartered or deriving a substantial portion of their revenues from business activities with or in the states of California, Oregon and Washington. The Fund may invest in common stock, preferred stock, warrants for purchase of common stock, debt securities convertible or exchangeable for common or preferred stock, and fixed-income securities issued by these companies. The securities in which the Fund invests are traded primarily on the NYSE or AMEX or in the over-the-counter markets.

       In attempting to achieve its objective, the Fund expects to invest a significant portion of its assets in small to mid-size capitalization companies with market capitalizations of up to $2.5 billion at the time of the Fund's investment. The Fund may also invest in relatively well known, larger capitalization companies in mature industries which the Adviser believes have the potential for capital appreciation.

       The remainder of the Fund's assets may be invested in securities of companies headquartered or deriving a substantial portion of their revenues from business activities outside the states of California, Oregon and Washington. The Fund may invest in common stock, preferred stock, warrants for the purchase of common stock, debt securities convertible or exchangeable for common or preferred stock, and fixed-income securities issued by these companies. In this way, the Fund seeks to benefit from its research into companies and industries within or beyond the Fund's primary region. The Fund seeks to leverage its research into companies and industries within the Fund's primary region, via investment in companies engaged in similar industries but operating in different geographic regions.

       The Fund may also invest up to 35% of its total assets in debt securities, including bonds, notes and debentures, if the Adviser believes the investment presents a favorable investment opportunity consistent with the Fund's objective. Such debt securities may be rated investment grade or below investment grade, or non-rated, as described below.

       The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). A non-diversified investment company may invest more than 25% of its assets in securities of individual issuers representing greater than 5% each of the investment company's total assets, whereas a diversified investment company may only invest up to 25% of its assets in positions of greater than 5%. Both diversified and non-diversified investment companies are subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") which require that, as of the close of each fiscal quarter, (i) no more than 25% of the investment company's total assets may be invested in the securities of a single issuer (except for U.S. Government securities) and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer. Because of its non-diversified status, the Fund may be subject to greater credit and other risks than a diversified investment company. The Fund reserves the right to operate as a diversified investment company if such course appears desirable in the opinion of the Board of Trustees. While the Fund will be classified as a non-diversified company, the Adviser of the West Coast Fund, under normal market conditions, does not expect the Fund to hold fewer than 20 investment securities or for any individual position to exceed 10% of the Fund's total assets at the time of purchase.

       Please refer to the section entitled "Description of Securities, Other Investment Policies and Risk Considerations" below for a description of the types of securities in which the Fund may invest and the types of practices in which the Fund may engage.

  DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS


       In attempting to achieve its investment objective, each Fund employs a variety of instruments, strategies and techniques which are described below and in greater detail in the SAI. Risks and restrictions associated with these practices are also described. A Fund might not buy all of the securities or use all of the techniques described below to the full extent permitted unless the Adviser or Sub-Adviser believes that doing so will help the Fund achieve its goal.


       Asset-Backed Securities. Each Fund may invest in asset-backed securities. The Asian High Yield Fund is more likely to do so than the other Funds. Asset-backed securities represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. The payment obligations that may underlie certain asset-backed securities are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing certain contracts, or other factors.


       Bank Obligations. Each Fund may invest in bank obligations, which include certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks or savings and loan institutions. The Asian Select Advisers Fund and the Asian High Yield Fund may also invest in foreign currency-denominated bank obligations, including Eurocurrency instruments and securities of U.S. and foreign banks and thrifts.

       Below-Investment-Grade Securities. Each Fund other than the Asian High Yield Fund may invest up to 35% of its net assets in debt securities that are rated below "investment grade" by Standard and Poor's Rating Group ("S&P") or Moody's Investors Services, Inc. ("Moody's") or, if unrated, are deemed by the Adviser or Sub-Adviser to be of comparable quality. The Asian High Yield Fund may invest without limit in such securities. Securities rated less than Baa by Moody's or BBB by S&P are classified as below investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities.

       Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions.


       Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser and/or Sub-Advisers continuously monitor the issuers of high yield bonds in the portfolios of the Funds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund's investment objective may be more dependent on the Adviser's or Sub-Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


       Lower quality debt securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolios. A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

       In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest, include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession.

       A Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.


       The Adviser and Sub-Advisers attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

       Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Adviser or Sub-Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

       Borrowing. Each Fund may from time to time borrow money for investment purposes (i.e., "leverage" to increase its portfolio of securities). Each Fund may borrow only from banks and as a fundamental investment policy may not borrow in excess of 33 1/3% of the market value of its assets, less liabilities other than such borrowing. The Asian Select Advisers Fund has also adopted a non-fundamental investment policy that limits borrowing for investment purposes to 25% of its net asset value. Each Fund may borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary or emergency purposes, such as the meeting of redemption requests or the clearance of portfolio transactions. This limitation may be changed only by a vote of the shareholders of the Fund. Current asset value coverage of three times any amount borrowed is required at all times. Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense could limit the Fund's net investment income in any given period.

       Concentration. Because of the focus of each of the Strategic Natural Resources Fund and the Info-Tech & Communications Fund on specific industries, an investment in each Fund may be more volatile than that of other investment companies that do not concentrate their investments in such a manner. Moreover, the value of the shares of each Fund will be especially susceptible to factors affecting the industries in which it focuses. These Funds should not be considered as a complete investment program.

       Special Risks Associated with the Strategic Natural Resources Fund. In the United States and foreign countries, natural resource industries may be subject to greater political, environmental and other governmental regulation than many other industries. The nature of such regulation continues to evolve in both the United States and foreign countries, and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of natural resource companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered.

       In addition, many natural resource companies historically have been subject to significant costs associated with compliance with environmental and other safety regulations and changes in the regulatory climate. Such governmental regulations may also hamper the development of new technologies, and it is impossible to predict the direction, type or effect of any future regulation.

       Further, competition is intense for many natural resource companies. As a result, many of these companies may be adversely affected in the future and the value of the securities issued by such companies may be subject to increased share price volatility.

       The value of the Strategic Natural Resources Fund's securities will fluctuate in response to stock market developments, as well as market conditions for the particular natural resources with which the issuer is involved. The Fund may invest in companies whose financial success is dependent on price changes of a particular commodity. The price of the commodity will fluctuate due to changes in the worldwide levels of inventory, and changes, perceived or actual, in production and consumption. The values of natural resources may fluctuate directly with respect to various stages of the inflationary cycle and perceived inflationary trends and are subject to numerous factors, including national and international politics. The Strategic Natural Resources Fund's investments in precious metals are subject to many risks, including substantial price fluctuations over short periods of time. Further, the Strategic Natural Resources Fund's investments in companies are expected to be subject to irregular fluctuations in earnings, because these companies are affected by changes in the availability of money, the level of interest rates, and other factors.

       Special Risks Associated with the Info-Tech & Communications Fund. The communications, information and related technology industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of these industries. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Certain types of companies represented in the Fund are engaged in fierce competition for market share. In recent years, these have been companies providing goods and services such as private and local area networks and telephone set equipment. In addition, the products of the companies represented in the Fund may become obsolete quickly.


       Special Risks Associated- with the Asian High Yield and the Asian Select Advisers Funds. Despite past impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of the area's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would choke off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of their local currencies versus the U.S. dollar. There is significant potential for continuing economic and political turmoil in the Pacific Basin and Southeast Asia. Such turmoil could have a negative effect on the share prices of the Funds.

       Special Risks Associated with the West Coast Fund. The following information about certain California, Oregon and Washington risk factors is given to you in view of the Fund's policy of investing primarily in companies headquartered or deriving a substantial portion of their revenues from business activities with or in California, Oregon and Washington. Although the financial prospects of a number of the companies in which the Fund invests, at any given time, may depend on the strength of the California, Oregon or Washington economies, the Fund tends to invest a significant portion of its assets in companies whose financial prospects are dependent on the national and international economies, thereby reducing the effect on the Fund of fluctuations in economic conditions in California, Oregon or Washington and their principal industry sectors. This information is only a brief discussion, does not purport to be a complete description, and is based primarily upon information derived from independent credit reports and historically reliable sources. It has not been independently verified by the Fund.


         Like many other states, California was significantly affected by the national recession of the early 1990s, especially in the southern portion of the state. Between 1990 and 1993, the state's employment dropped 2.8% on an annualized basis and real per capita income declined by 4%. Almost half of the state's job losses resulted from military cutbacks and close to 40% were caused by a downturn in the construction industry. Downsizing in the state's aerospace industry, excess office space capacity, and slow growth in California's significant export market also contributed to the state's recession.

       Since mid-1993, California's economic recovery has been fueled by growth in the export, entertainment, tourism and computer services sectors. In 1996, the state's employment reached pre-recession levels. The employment base is diverse with manufacturing accounting for 14% of employment, trade 22.8%, services 29% and government 16.4% at the end of 1995. Despite its strong employment growth, California's unemployment rate is expected to remain above the national average and wages, although still above national levels, have declined with the loss of high paying aerospace jobs. Gross state product is expected to grow at an inflation-adjusted rate of 4.5% in 1997 and 4% in 1998. Personal income levels are expected to rise 6.8% in 1997 and 6% in 1998. Exports of California-produced goods are expected to reach $108 billion in 1997 and $120 billion in 1998.

       Over the past eight years, Oregon's rates of growth in per capita income, population and employment have all exceeded the national average. The state's economy has continued to diversify, with less dependence on the timber industry and more emphasis on services. Recently, the service sector accounted for 25.9% of total non-farm employment and much of the state's employment growth. Hi-tech manufacturing, especially semi-conductors, and housing construction spurred by significant immigration, primarily from California, have also contributed to the state's growth.

       Oregon's growth is expected to continue, although at a slower pace. Future growth is dependent on the continued strength of the national economy, as well as the strength of the state's high-tech industries. Economic growth may be hampered, however, by an improving economy in California, as well as Oregon's rising labor and housing costs.

       The strength of Oregon's economy has helped the state maintain positive financial results. Recently, however, voters approved two initiatives limiting property taxes. The full implementation of these initiatives may create fiscal pressures going forward.

       Washington's economic base has become more diversified and less vulnerable to cyclical downturns in its aerospace industry. During 1996, Washington's aerospace industry experienced renewed strength with Boeing Co. adding more than 10,000 new employees and further employment increases are expected during 1997. This strength, together with continued growth in the state's services, trade and construction sectors, resulted in strong overall economic performance for the state during 1996.

       The state's financial performance has also been strong. Revenue estimates for the 1995-1997 biennium ended June 30 show an increase of 7.1% over the prior biennium's revenues. Based on Washington's strong economic and financial performance, S&P considered the state's outlook to be positive as of January 1997.

       The Fund's policy of investing primarily in the securities of California, Oregon and Washington companies does involve certain additional risks, including the risk that economic, business, political, regulatory or other developments or changes affecting one portfolio security or industry may have a greater impact on the Fund's portfolio than would be the case if the Fund were diversified among more issuers.


       The effects of a strong or weak U.S. dollar upon earnings will most likely be amplified compared to the U.S. or stock market as a whole, since the Fund will tend to emphasize investment in multinational and global companies rather than those dependent solely upon the regional economy. Since the Fund can be expected to be more heavily weighted within the various high technology sectors most of the time, it will also fluctuate to some degree differently than the market as a whole, and the region's economy. The region is far more economically dependent upon trade with Pacific Rim nations (including Latin America) than the national economy as a whole. Continuing turmoil in the currency markets, financial markets and political instability in some of these nations may cause the Fund's shares to lose value. Certain industries in which the Fund invests such as construction, real estate, transportation services, tourism, natural resources and manufacturing may also fluctuate in performance in a different manner than the market or U.S. economy as a whole.


       Convertible Securities. Each Fund may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

       Debt Securities. Each Fund may invest in debt securities. The debt securities in which the Funds may invest consist of corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities, obligations of foreign governments and their agencies and political instrumentalities. The market value of debt securities held by the Funds and, consequently, the net asset value per share of the Funds, to the extent they hold debt securities, can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of the Funds with significant holdings of debt securities will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the opposite can be expected to occur. Prices of longer-term debt securities generally increase or decrease more sharply than those of shorter-term debt securities in response to interest rate changes.


       Defensive Strategies. Each Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital and consistent with each Fund's investment objective, the Adviser or Sub-Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic or political conditions. Under a defensive strategy, each Fund may invest up to 100% of its total assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or high quality debt securities or money market instruments issued by corporations or the U.S. or a foreign government. In addition, for temporary defensive purposes, such as during times of international political or economic uncertainty, most or all of the investments of the Asian Select Advisers Fund or the Asian High Yield Fund may be made in the United States and denominated in U.S. dollars. To the extent any Fund adopts a temporary defensive posture, it will not be invested so as to achieve directly its investment objective.

       In addition, pending investment of proceeds from new sales of the Funds' shares or to meet its ordinary daily cash needs, up to 25% of each Fund's assets may be held in cash (in U.S. dollars, foreign currencies or multinational currency units) or may be invested in foreign or domestic high quality money market instruments. Money market instruments in which each Fund may invest include, but are not limited to: U.S. or foreign government securities, high-grade commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements related to any of the foregoing. High-grade commercial paper refers to commercial paper rated A-1 by S&P or P-1 by Moody's or, if not rated, determined by the Adviser or Sub-Adviser to be of comparable quality.


       Depositary Receipts and Securities of Supranational Entities. Each Fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") representing securities of foreign issuers. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets.

       Each Fund may invest in equity and debt securities issued or guaranteed by supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the Asian Development Bank and the European Investment Bank.

       Derivatives. Each Fund may buy and write covered call and put options on securities, securities indices and foreign currencies, and may enter into futures contracts and use options on futures contracts. Each Fund may also enter into currency exchange contracts and swap agreements relating to interest rates, foreign currencies and securities indices. All of these may be referred to as "derivatives" transactions. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments. The Funds may also use these techniques to change the duration of fixed income holdings or as a substitute for the purchase or sale of securities or currency. Each Fund will maintain accounts consisting of liquid assets such as cash, U.S. Government securities, or other securities (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under futures, options and certain foreign currency transactions) to avoid "leveraging" the Fund through these transactions.

       To attempt to hedge against adverse movement in exchange rates between currencies, each Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Funds may enter into forward currency contracts either with respect to specific transactions or with respect to that Fund's portfolio positions or to manage that Fund's exposure to a foreign currency. For example, when a Fund anticipates making a purchase or sale of a security, that Fund may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when the Adviser or Sub-Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, a Fund may enter into a forward contract to sell the currency the Adviser or Sub-Adviser expects to decline in an amount approximating the value of some or all of that Fund's portfolio securities denominated in that foreign currency.


       Each Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on futures contracts or currencies to hedge against movements in exchange rates.


       In addition, a Fund may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by that Fund or that the Adviser or Sub-Adviser intends to include in the Fund's portfolio. A Fund also may purchase and sell put and call options on stock indexes. Such stock index options serve to hedge against overall fluctuations in the securities markets generally or in a specific market sector rather than anticipated increases or decreases in the value of a particular security.


       Further, a Fund may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market decline or a decline in a specific market sector that could affect adversely a Fund's holdings. A Fund also may buy stock index futures contracts and purchase call options or write put options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates, to change the duration of fixed income holdings or as a substitute for the purchase or sale of securities.

       In addition, each Fund may purchase and sell put and call options on securities, currencies and indices that are traded on recognized securities exchanges and over-the-counter markets.

       Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

       Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's or Sub-Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser or Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

       Gains and losses on "derivatives" transactions depend on the Adviser's or Sub-Adviser's ability to predict correctly the direction of interest rates, securities prices, currency exchange rates, or other factors. Risks in the use of these derivatives include: a) the risk that interest rates, securities prices, or currency exchange rates or other factors affecting the value of the Fund's investments do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; b) imperfect correlation between the prices of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged; c) the possible absence of a liquid secondary market for any particular derivative at any time; d) the potential loss if the counterparty to the transaction does not perform as promised; and e) the possible need to defer closing out certain positions to avoid adverse tax consequences. In particular, the risk of loss from certain types of futures transactions is potentially unlimited. More information on derivatives is contained in the SAI.


       Direct Debt. The Asian High Yield Fund may invest in loans and other direct debt instruments. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the Fund, or there may be a requirement that the Fund supply additional cash to a borrower on demand.

       Equity Securities. Each Fund may invest in equity securities. The equity securities in which the Funds may invest consist of common stock, preferred stock, convertible securities, rights and warrants. Common stock represents an ownership interest in a corporation.

       Foreign Securities. Each Fund may invest in securities of foreign issuers. Securities of foreign issuers involve different, and sometimes greater, risks than securities of U.S. issuers. These include an increased risk of adverse political and economic developments, and, as to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of the funds or other assets of a Fund.

       There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Funds' interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Funds' net investment income.

       Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute "derivatives" transactions. See "Derivatives", above.


       Each Fund may invest in issuers domiciled in "emerging markets," those countries determined by the Adviser or Sub-Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.


       Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities -- securities that may not be sold within seven days at approximately the price used in determining the Fund's net asset value. Securities may be illiquid when they are held subject to legal or contractual restrictions on resale, usually because they have not been registered for sale to the general public ("restricted securities"), or when there is limited market for them. Repurchase agreements that mature in more than seven days are considered illiquid securities.


       Certain restricted securities may be resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Adviser or Sub-Adviser, under guidelines approved by the Board of Trustees of the Trust, may determine that some Rule 144A securities are liquid. Institutional trading markets for Rule 144A securities are relatively new. Liquidity of the Fund's investments could be impaired if trading markets for these securities do not develop further or decline. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

       Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

       Other Investment Companies. Each Fund may invest up to 10% of its total assets in other investment companies, but only up to 5% of its assets in any one other investment company. In addition, a Fund may not purchase more than 3% of the securities of any one investment company. As a shareholder in an investment company, that Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

       Notwithstanding these limitations, each Fund reserves the right to convert to a "master/feeder" structure at a future date. Under such a structure, one or more "feeder" funds, such as the Funds, invest all of their assets in a "master" fund, which, in turn, invests directly in a portfolio of securities. If required by applicable law, the Funds will seek shareholder approval before converting to a master/feeder structure. If the requisite regulatory authorities determine that such approval is not required, shareholders will be deemed, by purchasing shares, to have consented to such a conversion and no further shareholder approval will be sought. Such a conversion is expressly permitted under the investment objective and fundamental policies of each Fund.

       Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Board of Trustees of the Trust has established criteria to evaluate the creditworthiness of parties with which the Funds may enter into repurchase agreements.


       Rights and Warrants. Each Fund may invest in rights and warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by the Adviser or Sub-Adviser for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

       Securities Lending. Each Fund may lend its portfolio securities to broker/dealers or to other institutional investors. The borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. Government securities or other liquid securities equal to at least the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities and a fee and/or a portion of the interest earned on the collateral. Income received in connection with securities lending may be used to offset a Fund's custody fees. Each Fund limits its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time any such loan is made. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially.

       Short Sales. Each Fund may sell securities that it does not own or have the right to acquire. When a Fund does so, it will maintain with its custodian in a segregated account cash or liquid securities in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker in connection with the short sale (not including the proceeds of the short sale). It is currently expected that a Fund will not sell securities short if, as a result, the total amount of all "open" short positions would exceed 10% of the value of its total assets. This limitation may be changed at any time. Each Fund may also sell securities that it owns or has the right to acquire at no additional cost but does not intend to deliver to the buyer, a practice known as selling short "against the box." These transactions allow a Fund to hedge against price fluctuations by locking in a sale price for securities the Fund does not wish to sell immediately, for example, to postpone recognition of a gain or loss for federal income tax purposes or satisfy certain tests applicable to regulated investment companies under the Internal Revenue Code.

       Small Companies. While each Fund's portfolio normally will include securities of established suppliers of traditional products and services, each Fund may invest in smaller companies which can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

       Structured Notes. Each Fund may invest up to 25% of its total assets in debt securities, preferred stock, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to a specified securities or other index, the market prices of specified securities, commodities, or other assets, or specified foreign currency exchange rates. These securities are sometimes referred to as "structured notes" or "structured securities." The prices of structured securities have historically been subject to high volatility and their interest or dividend rates may at times be substantially below prevailing market rates.

       U.S. Government Securities. All of the Funds may invest in U.S. Government Securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC bonds).

       Variable Rate, Floating Rate, or Variable Amount Securities. Each Fund may invest in variable rate, floating rate, or variable amount securities. These are generally short-term unsecured obligations of private issuers. They are generally interest-bearing notes on which the interest rate fluctuates on a scheduled basis.

       When-Issued or Forward Commitment Securities. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will purchase or sell when-issued securities or enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased on a forward commitment or when-issued basis prior to delivery to the Fund. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur loss.

       Zero-Coupon and Payment-in-Kind Bonds. Each Fund may invest in zero-coupon and payment-in-kind bonds. The Asian High Yield Fund is more likely to do so than the other Funds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

       Fundamental Investment Policies and Restrictions. Some of the policies and restrictions discussed throughout this Prospectus are fundamental, that is, subject to change only by shareholder approval. The following paragraph restates all those that are fundamental.

       For each Fund other than the Asian High Yield Fund and the West Coast Fund, with respect to 75% of its total assets, a Fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. Except for the Strategic Natural Resources Fund and the Info-Tech & Communications Fund, a Fund will not invest 25% or more of the value of the Fund's total assets in the securities of issuers in any one industry. These limitations do not apply to U.S. Government securities. As a fundamental policy, the Strategic Natural Resources Fund will invest at least 25% of its total assets in securities of companies in natural resource industries and industries supportive to natural resource industries. As a fundamental policy, the Info-Tech & Communications Fund will invest at least 25% of its total assets in securities of companies in the communications, information and related technology industries. A Fund may borrow money for investment purposes, but not in an amount exceeding 33 1/3% of its total assets, and may borrow up to an additional 5% of its total assets for temporary or emergency purposes. Loans by a Fund, in the aggregate, may not exceed 33 1/3% of a Fund's total assets.

                             INVESTMENT PERFORMANCE

       Each Fund may illustrate in advertisements its average annual total return, which is the rate of growth of the Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value, and (2) all recurring fees are included for applicable periods.

       Each Fund may also illustrate in advertisements its cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for each Fund will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

       The Asian High Yield Fund may further illustrate in advertisements its yield based on a recent thirty (30) day period, which reflects the income per share earned by the Fund's portfolio investments. The yield is calculated by dividing the Fund's net investment income per share during that period by the net asset value on the last day of that period and annualizing the result.


       Further information on each Fund's performance calculations is described in the SAI under "Performance Information About The Funds".


                               PORTFOLIO TURNOVER

       The rate of portfolio turnover generally will not be important in investment decision making for any of the Funds. Decisions to buy and sell securities will be based on the anticipated contribution of a security to achievement of a Fund's investment objectives. Sales can result from, for example, securities reaching a price objective, anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments. The Funds may sell one security and simultaneously buy another of comparable quality and may simultaneously buy and sell the same security to take advantage of short-term differences in bond yields. The Funds may buy individual securities in anticipation of relatively short-term price gains. A Fund's liquidity needs may also necessitate sales. Because these factors generally are not tied to the length of time a security has been held, a significant number of short-term transactions may result.

       Although the Funds cannot accurately predict their annual turnover rates, it is estimated that annual turnover rates will generally be 90% for the Strategic Natural Resources Fund, 100% for the Info-Tech & Communications Fund, 100% for the Growth Fund, 50% - 75% for the Asian Select Advisers Fund, 40% - 50% for the Asian High Yield Fund and 50% - 75% for the West Coast Fund. A 100% annual turnover rate would occur if all of a Fund's securities were replaced one time during a one year period.


       While portfolio transactions will be necessary to achieve a Fund's investment objective, a high level of turnover (100% or more) entails certain costs. The higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other direct transaction costs incurred. High turnover can also result in acceleration of the realization of gains, which may be short-term in nature and thus taxable to shareholders at ordinary rates.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

       Each Fund intends to elect to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and, if it so qualifies, it will not be subject to federal income tax on any income and net capital gain distributed to its shareholders.

       As a result, it is the policy of each Fund to declare and distribute to its shareholders as income dividends or capital gain dividends, at least annually, substantially all of its net investment income and net capital gain realized from the sale of its portfolio securities, if any.

       Income dividends will normally be distributed quarterly for the Asian High Yield Fund and annually for each of the other Funds. Income dividends are derived from each Fund's net investment income, including any net short-term capital gain and dividends received by a Fund, and are taxable to shareholders as ordinary income. The excess of net long-term capital gain over the net short-term capital losses realized and distributed by a Fund as net capital gain dividends are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the shares. Income dividends and net capital gain dividends declared in October, November or December of one year to shareholders of record as of a specified date in such a month and paid in January of the following year are taxable in the year they are declared. The Trust will mail to its shareholders a Form 1099 by the end of January of each year indicating the federal tax status of each Fund's income dividends and net capital gain dividends.

       Both income dividends and net capital gain dividends are paid by the Funds on a per share basis to the shareholders of record as of the distribution date of that Fund, regardless of how long the shares have been held. That means that if shareholders buy shares just before or on the record date, they will pay the full price for the shares and then may receive a portion of the price back as a taxable distribution. If a shareholder held shares for six months or less and during that period received a distribution taxable to such shareholder as a long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

       Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. Generally, distributions with respect to a class of shares subject to a higher distribution or service fee will be lower than for a class of shares subject to a lower distribution or service fee.

       Each Fund is required by federal law to withhold 31% of reportable payments (which may include income dividends, net capital gain dividends, and share redemption proceeds) paid to shareholders who have not complied with IRS regulations. In order to avoid this backup withholding requirement, a shareholder must certify on the shareholder's purchase application form ("Application"), or on a separate W-9 Form supplied by the Trust's transfer agent, that the shareholder's Social Security or Taxpayer Identification Number is correct (or that the shareholder has applied for such a number and is waiting for it to be issued) and that the shareholder is not currently subject to backup withholding, or the shareholder is exempt from backup withholding.

       Unless the shareholder elects otherwise, as permitted on the Application, income dividends and net capital gain dividends with respect to a particular Fund will be reinvested in additional shares of that Fund and will be credited to the shareholder's account with that Fund at the net asset value per share next determined as of the ex-dividend date.

       Under existing provisions of the Internal Revenue Code, individuals, corporations and other shareholders that are not "U.S. Persons" under such Code may be subject to federal income tax withholding at the 30% rate on income dividends and net capital gain dividends. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

       Payments from a Fund to shareholders of income dividends and net capital gain dividends are taxable to shareholders of a Fund when such dividends are paid, regardless of whether they are taken in cash or reinvested in shares of the Fund.

       Each Fund may invest in the stock of foreign investment companies that may be treated as "passive foreign investment companies" ("PFICs") under the Internal Revenue Code. Certain other foreign corporations, not operated as investment companies, may also satisfy the PFIC definition. A portion of the income and gains that a Fund derives may be subject to a non-deductible federal income tax at the Fund level. A Fund may be able to avoid this tax by making a mark-to-market election. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

       Shareholders are urged to consult their tax advisors concerning the effect of Federal income taxes in their individual circumstances.

                             HOW TO PURCHASE SHARES


       The Funds offer three classes of shares: Class A Shares having a front-end load, Class B shares having a back-end load and, Class I Shares an institutional class having no sales charges. The main difference between the three classes of shares lies in the applicable sales charges borne by each Class. Each class represents an interest in the same portfolio of securities and each has the same rights, except that Class A and Class B Shareholders have exclusive voting rights with respect to the Funds' Distribution Plans and Agreements pursuant to Rule 12b-1 under the Investment Company Act of 1940.


CLASS A SHARES

       Class A Shares are generally available to investors making a minimum initial investment of $2,500 ($2,000 for individual retirement accounts) per Fund. The minimum for subsequent investments is $500. Such minimum initial investment amounts may, in certain cases, be waived or lowered by the Trust.

       Initial Sales Charge for Class A Shares. The public offering price of Class A Shares is the next determined net asset value of a Fund, plus any applicable sales charge, which, for investors who are residents of the United States, will vary with the size of the purchase as shown in the following tables:

       For Class A Shares of all Funds other than the Asian High Yield Fund, the sales charge is 5.75% of the offering price; however, for investors who are residents of the United States, the sales charge will be reduced for purchases of $50,000 or more as follows:

                                          Sales Charge as a Percentage of
                                          -------------------------------
                                                                               Broker Reallowance as a
                                            Offering       Net Investment      Percentage of Offering
Amount of Purchase                           Price        (Net Asset Value)             Price
------------------                           -----        -----------------             -----

Less than $50,000                            5.75%              6.10                    5.00%
$50,000 but less than $100,000               4.50%              4.71                    3.75%
$100,000 but less than $250,000              3.50%              3.63                    2.75%
$250,000 but less than $500,000              2.50%              2.56                    2.00%
$500,000 but less than $1,000,000            2.00%              2.04                    1.75%
$1,000,000 but less than $3,000,000          None*              None*               (see below)**
$3,000,000 but less than $50,000,000         None*              None*               (see below)**
$50,000,000 or more                          None*              None*               (see below)**

       For Class A Shares of the Asian High Yield Fund, the sales charge is 4.75% of the offering price; however, for investors who are residents of the United States, the sales charge will be reduced for purchases of $50,000 or more as follows:

                                          Sales Charge as a Percentage of
                                          -------------------------------
                                                                               Broker Reallowance as a
                                            Offering       Net Investment      Percentage of Offering
Amount of Purchase                           Price        (Net Asset Value)             Price
------------------                           -----        -----------------             -----

Less than $50,000                            4.75%              4.99                    4.00%
$50,000 but less than $100,000               3.50%              3.63                    2.75%
$100,000 but less than $250,000              2.50%              2.56                    1.75%
$250,000 but less than $500,000              1.50%              1.52                    1.00%
$500,000 but less than $1,000,000            1.00%              1.01                      .75%
$1,000,000 but less than $3,000,000          None*              None*               (see below)**
$3,000,000 but less than $50,000,000         None*              None*               (see below)**
$50,000,000 or more                          None*              None*               (see below)**

-----------------
*No initial sales charge applies on investments in Class A Shares by residents of the United States of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of those Class A Shares within one year of the purchase. See "How to Redeem Shares - Contingent Deferred Sales Charge."

**The following commissions will be paid by the Distributor to Selling
Group Members who initiate and are responsible for purchases by any single purchaser who is a resident of the United States of $1 million or more: 1% on purchase amounts up to $3 million, plus 0.50% on the excess up to $50 million, plus 0.25% on the excess over $50 million.

       Class A Shares issued pursuant to the automatic reinvestment of income dividends and capital gains distributions are not subject to any sales charges. The Distributor's commission is the sales charge shown above less any applicable discount "reallowed" to Selling Group Members. Normally, the Distributor will reallow discounts to Selling Group Members in the amounts indicated above. The Distributor may, however, from time to time elect to reallow up to the entire initial sales charge to Selling Group Members. Selling Group Members to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

       Reduced Sales Charges. A reduction of sales charge rates for purchasers of Class A Shares who are residents of the United States in the tables above may be obtained as follows:

       [bullet] Letter of Intent. Investors may qualify for reduced sales charges on all investments in Class A Shares by completing the Letter of Intent section in the Application, expressing an intention to invest an amount within a 13-month period in a Fund which, if made at one time, would qualify for a reduced sales charge. The minimum initial investment under a Letter of Intent is 5% of the total Letter of Intent amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of the purchase. For a further description of the Letter of Intent, see "Purchase and Redemption of Securities Being Offered - Letter of Intent" in the SAI.

       [bullet] Right of Accumulation. Under the Right of Accumulation, a "single purchaser" may combine a current purchase of Class A Shares of a Fund with prior purchases of Class A Shares of any Fund to qualify for a reduced sales charge. The term "single purchaser" refers to: (i) an individual; (ii) an individual and spouse purchasing shares of the Fund for their own account or for trust or custodial accounts for their minor children; or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon Class A Shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and the age of any such child.

       [bullet] Other Circumstances. The initial sales charge will be waived on the following types of purchases of Class A Shares: (1) purchases of Class A Shares by investors who have invested $1 million or more in one Fund alone or in any combination of Funds; (2) purchases of Class A Shares with redemption proceeds from another mutual fund (which is not a series of the Trust) on which the investor has paid a front-end sales charge only and (3) clients of certain securities dealers offering programs in which the client pays a separate fee to an advisor providing financial management or consulting services, including WRAP fee programs. The securities dealers offering WRAP fees or similar programs may charge a separate fee for purchases and redemptions of Class A Shares. Neither the Fund, the Advisor, nor the Distributor receives any part of the fees charged clients of such securities dealers or financial advisors. To qualify for the purchase of such Class A Shares, Fund Employees and other persons listed in section (3) must provide the Transfer Agent with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the Funds.


CLASS B SHARES

Class B Shares are generally available to investors making a minimum initial investment of $2,500 ($2,000 for individual retirement accounts) per Fund. The minimum for subsequent investments is $500. Such minimum initial investment amounts may, in certain cases, be waived or lowered by the Trust. The public offering price of Class B Shares is the next determined net asset value of a Fund. Although there is no sales charge imposed at the time of purchase, there is a contingent deferred sales charge on shares which are sold within five years of their purchase. (See "How To Redeem Shares - Contingent Deferred Sales Charge" below)

CLASS I SHARES


       Investors in the Class I Shares are required to make a minimum investment of $250,000. There is no minimum for subsequent investments. Class I Shares may only be purchased by the following classes of investors:

(i) benefit plans with at least $10,000,000 in plan assets and 200 participants, that either have a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access their plan investments without incurring adverse tax consequences or which allow their participants to select among one or more investment options, including the Fund;
(ii) banks and insurance companies purchasing shares for their own account;
(iii) a bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds purchasing for non-discretionary customers or accounts; (iv) certain fee paid registered investment advisers purchasing on behalf of their clients; (v) investors who hold Class I Shares purchasing for existing Class I Share accounts. (vi) charitable organizations (as defined in Section 501(c)(3) of the Internal Revenue Code); and (vii) charitable remainder trusts or life income pools established for the benefit of charitable organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

The following classes of investors may also purchase Class I Shares and are not subject to the minimum initial investment requirements:


i) any state, county, city or any instrumentality, department, authority or agency of these entities or any trust, pension, profit-sharing or other benefit plan for the benefit of the employees of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company; (ii) officers, partners, Trustees or directors and employees of the Funds, the Funds' affiliated corporations, or of the Funds' Advisers and their affiliated corporations (a "Fund Employee"), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, an employee of the Distributor or a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee; and (iii) clients of certain securities dealers offering programs in which the client pays a separate fee to an advisor providing financial management or consulting services, including WRAP fee programs. The securities dealers offering WRAP fees or similar programs may charge a separate fee for purchases and redemptions of Class I Shares. Neither the Fund, the Adviser, nor the Distributor receives any part of the fees charged clients of such securities dealers or financial advisers. To qualify for the purchase of such Class I Shares, Fund Employees and other persons listed in section (iii) must provide the Transfer Agent with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the Funds.


       [bullet] Shareholder Services Plan. The Trust has adopted a Shareholder Services Plan (the "Services Plan") with respect to the Class I Shares of the Funds. Under the Services Plan, institutional investors which are shareholders or dealers of record or which have a servicing relationship with the beneficial owners of Class I Shares of the Fund, receive a fee at an annual rate of up to 0.25% of the average daily net asset value of the Class I Shares beneficially owned by the clients. This fee is compensation for providing certain services including processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to a Fund, including responding to shareholder inquiries.

       Investments in Class I Shares require a special Account Application. Please call 1-888-ORBITEX for the Application.


       Opening an Account. You may make an initial purchase of each class of shares of each Fund through the Distributor or its Selling Group Members. Shares of the Funds may be purchased on any day the Funds are open for business. A COMPLETED AND SIGNED APPLICATION IS REQUIRED FOR EACH NEW ACCOUNT YOU OPEN WITH EACH FUND.


       Purchases Through Selling Group Members. Securities dealers, banks, or other financial service firms having Selected Dealer Agreements with the Distributor (collectively, "Selling Group Members") are authorized to sell your shares of the Funds. If you purchase shares through a Selling Group Member, such member must receive your order before the close of regular trading on the New York Stock Exchange ("NYSE"), which normally is 4:00 p.m. Eastern time, and transmit it to the Trust by 5:00 p.m. Eastern time, to receive that day's share price. (See "Share Price" below.) Selling Group Members are responsible for promptly transmitting purchase orders to the Distributor.

       Purchases By Mail. You may purchase shares of each class of the Funds by mailing the completed Application, with your check made payable to Orbitex Group of Funds - (Name of Fund), to: Orbitex Group of Funds, P.O. Box 8069, Boston, MA 02266-8069.

       Purchases By Wire. Shares of each Fund may be purchased by wiring funds to the wire bank account for each Fund. Your bank may charge you a fee for the wire. Wire transactions are not available for retirement accounts.

       To make an initial purchase by wire, please telephone the Trust at 1-888-ORBITEX for instructions and to receive an account number. You should instruct a Federal Reserve System member bank to wire funds to: State Street Bank and Trust Company, ABA No. 011000028, Attn: Custody & Shareholder Services,
Credit: Name of Fund, DDA No. 9905-295-3, FBO: Shareholder Name, Name of Fund, Shareholder Account Number. Please complete and mail an Application to the address shown above under "Purchases by Mail."

       You may make subsequent purchases in an existing account by wiring funds to: State Street Bank and Trust Company, ABA No. 011000028, Attn: Custody & Shareholder Services, Credit: Name of Fund, DDA No. 9905-295-3, FBO: Shareholder Name, Name of Fund, Shareholder Account Number.


       Subsequent Purchases. The minimum subsequent investment for Class A and Class B Shares is $500 per Fund, except for reinvestment of dividends and distributions. Subsequent purchases in an existing account may be made (i) through the Distributor by mail (see instructions above) or by wire (see instructions above), (ii) through Selling Group Members or (iii) through use of certain services available to shareholders of the Funds, such as the Telephone Investment Privilege and the Exchange Privilege described below under "How to Exchange Shares." There is no minimum for subsequent investments in the Class I Shares.

       Telephone Investment Privilege. If you are eligible to use the Telephone Investment Privilege, you may make additional purchases in your account of $500 or more for Class A and Class B Shares and in any amount for Class I Shares by telephoning the Trust at 1-888-ORBITEX between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Trust is open. Telephone investment requests made after 4:00 p.m. Eastern time will be processed as of the close of business on the next business day. In accordance with your instructions, we will electronically transfer monies from your bank account designated on the Application to your account with the Trust. Please see "Shareholder Services - Telephone Privileges" below.

       Share Price. To make an initial purchase of shares of the Funds, a completed and signed Application must first be received and accepted. Purchases in each Fund will be effected at the public offering price of that Fund next determined after your purchase order has been received and accepted by the Trust. The public offering price of a Fund is the per share net asset value of that Fund next determined after receipt of the purchase order, plus any applicable initial sales charge.

       Share Certificates. In the interest of economy and convenience, share certificates will not be issued.

       Conditions of Your Purchase. The Trust and the Distributor each reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. Purchases are not binding on the Trust or the Distributor or considered received until such purchase orders are received and accepted by the Trust. All purchases must be made in United States dollars and, to avoid fees and delays, all checks must be drawn only on United States banks. No cash will be accepted. As a condition of this offering, if your purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Funds incur. Due to the high risk of fraud, the Trust will not accept third-party checks to purchase shares of the Funds. (A third-party check is a check that has been endorsed by the payee and signed over to the Fund.)

                              HOW TO REDEEM SHARES

       Shareholders have the right to redeem (subject to the restrictions outlined below) all or any part of their shares in the Funds at a price equal to the net asset value of such shares next computed following receipt in proper form of the redemption request by the Trust. Unless you have selected the Telephone Redemption Privilege and provided the required information, in order to redeem shares in the Funds, a written request in "proper form" (as explained below) must be sent directly to Orbitex Group of Funds, P.O. Box 8069, Boston, MA 02266-8069. You cannot redeem shares by telephone unless you are eligible to use the Telephone Redemption Privilege. In addition, the Trust cannot accept requests which specify a particular date for redemption or which specify any other special conditions. All requests to redeem shares from a retirement account must be made in writing. Please call 1-888-ORBITEX for further information.

       Proper Form for All Redemption Requests. Your redemption request must be in proper form. To be in proper form, your redemption request must include: (1) for written redemption requests, a "letter of instruction," which is a letter specifying the name of the Fund, the number of shares to be sold, the name(s) in which the account is registered, and your account number. The letter of instruction must be signed by all registered shareholders for the account using the exact names in which the account is registered; (2) other supporting legal documents, as may be necessary, for redemption requests by corporations, trusts, and partnerships; and (3) any signature guarantees that are required by the Trust where the value of the shares being redeemed is $50,000 or greater, or where the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees are required if the amount being redeemed is $50,000 or more but are not required for redemptions made using the Telephone Redemption Privilege, unless redemption proceeds are to be sent to a person other than the registered shareholders or for the account or to an address or account other than that of record.

       Signature Guarantees. Signature guarantees, when required, can be obtained from any one of the following institutions: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Notary publics are not acceptable guarantors.


       Your request for redemption will not be processed if it is not in proper form and will be held until it is in proper form, as described above. The Trust will notify you if your redemption request is not in proper form.


       Receiving Your Redemption Payment. Except under certain emergency conditions, your redemption payment will be sent to you within seven days after receipt of your telephone or written redemption request, in proper form, by the Trust.

       If your redemption request is with respect to shares purchased by a personal, corporate, or government check within ten days of the purchase date, the redemption payment will be held until the purchase check has cleared (which may take up to fifteen days from the purchase date), although the shares redeemed will be priced for redemption upon receipt of your redemption request. You can avoid the inconvenience of this check clearing period by purchasing shares with a certified, treasurer's or cashier's check, or with a federal funds or bank wire.

       Wire Redemption. You may request that your redemption proceeds be wired directly to your bank account. The Trust's transfer agent imposes a $10.00 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. The redemption proceeds must be paid to the same bank and account as designated on the Application or in written instructions in proper form subsequently received by the Trust.

       Minimum Account Size. Due to the relatively high cost of maintaining accounts, the Trust reserves the right to redeem shares in any account if, as the result of investor redemptions, the value of that account drops below $1,000. You will be allowed at least sixty (60) days, after written notice by the Trust, to make an additional investment to bring your account value up to at least $1,000 before the redemption is processed.


       Contingent Deferred Sales Charge. Class B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge on shares which are sold within five years of their purchase. There will be no contingent deferred sales charge on shares acquired through reinvestment of dividends. The contingent deferred sales charge will be based on the original purchase cost or the current market value of the shares being sold, whichever is less. When you redeem shares, we will assure that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. The contingent deferred sales charge for Class B Shares are as follows:


-------------------------------------------------- ------------------------------------------------------------------
              Years After Purchase                       Contingent Deferred Sales Charge on Shares Being Sold
-------------------------------------------------- ------------------------------------------------------------------
1st Year                                           5.00%
2nd Year                                           4.00%
3rd Year                                           3.00%
4th Year                                           2.00%
5th Year                                           1.00%
After 5 Years                                      None
-------------------------------------------------- ------------------------------------------------------------------

       Class B Shares will automatically be converted to Class A Shares after five years. Class B Shares are also subject to a distribution fee (as provided for by the Distribution Plan and Agreement Pursuant to 12b-1 under the Investment Company Act of 1940) of 0.75% of the average daily net assets of the Fund.

       Waiver of Contingent Deferred Sales Charge-B Shares. We will waive the CDSC payable upon redemptions of shares which you purchased for:

       [bullet] redemptions made within one year after death of a shareholder or registered joint owner

       [bullet] minimum required distributions made from an IRA or other retirement plan account after you reach age 701/2

       [bullet] involuntary redemptions made by the Fund

       Waiver of Contingent Deferred Sales Charge-A Shares In order to recover commissions paid to Selling Group Members, a contingent deferred sales charge of 1% applies to certain redemptions of Class A Shares made within the first year after investing with respect to Class A Shares purchased at net asset value without a sales charge at time of purchase due to purchases of $1 million or more.


       No charge is imposed to the extent that the net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased through reinvestment of dividends or capital gain distributions plus (b) the current net asset value of shares purchased more than one year prior to the redemption, plus (c) increases in the net asset value of the shareholder's shares above the purchase payments made during the preceding one year.


       The contingent deferred sales charge applicable to certain redemptions of Class A Shares will be waived on (1) involuntary redemptions effected pursuant to the Trust's right to liquidate shareholder accounts having an aggregate net asset value of less than $1,000; and (2) redemptions the proceeds of which are reinvested in the Trust within 90 days of the redemption.


       Telephone Redemption Privilege. If you are eligible to use the Telephone Redemption Privilege, you may authorize the redemption of some ($1,500 minimum) or all shares in your account with the Trust by telephoning the Trust at 1-888-ORBITEX between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Trust is open. In accordance with your telephone instructions, we will redeem your shares at their net asset value next determined after your telephone redemption request is received. Telephone redemption requests received after 4:00 p.m. Eastern time will be processed as of the close of business on the next business day. Redemption proceeds will, in accordance with your prior election, be mailed to you at your current address or electronically transmitted to your designated bank account. Please see "Shareholder Services - Telephone Privileges" below.

                             HOW TO EXCHANGE SHARES


       Exchange Privilege. The exchange privilege is a convenient way to buy shares in each Fund in order to respond to changes in your investment goals or in market conditions. In addition to the Telephone Exchange Privilege described below, shareholders in each class of shares of each Fund may exchange their shares for shares in the same class of shares of another Fund by a written request, in proper form, sent to the Trust, as described under "Purchase By Mail" above. Such shares exchanged will be valued at their respective net asset values next determined after the receipt of the written exchange request. When making a written exchange request, please provide your current Fund's name, your account name(s) and number(s), the name of the Fund into which you wish to exchange your investment, the amount you wish to exchange, and specify all current shareholder service privileges you wish to continue in your new account (e.g., Telephone Privileges). For written exchange requests, the signatures of all registered owners are required. Exchanges are accepted only if the ownership registrations of both accounts are identical. No initial sales charge, redemption fee or penalty is imposed on exchanges. In establishing a new account of Class A or Class B Shares by exchange, the Class A or Class B Shares being exchanged must have a value of at least $2,500. All subsequent amounts of Class A or Class B Shares exchanged must be $500 or more per Fund. Please note that, for tax purposes, depending on your tax status, an exchange may involve a taxable transaction. The exchange privilege may be modified or terminated upon sixty (60) days' written notice to shareholders.


       Telephone Exchange Privilege. The Telephone Exchange Privilege permits you to exchange shares from your account in one Fund for shares of the same class in another Fund (if the accounts in each Fund are identically registered) by telephoning the Trust at 1-888-ORBITEX between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Trust is open. Shares exchanged will be valued at their respective net asset value next determined after a telephone exchange request is received. Telephone exchange requests made after 4:00 p.m. Eastern time will be processed as of the close of business on the next business day. Please notify the Trust in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request.

                              SHAREHOLDER SERVICES

       Shareholder Inquiries and Services Offered. If you have any questions about the Trust or the following services, please call 1-888-ORBITEX and ask about the Trust or write Orbitex Group of Funds, P.O. Box 8069, Boston, MA 02266-8069. The Trust reserves the right to change the shareholder services described below or to amend their terms or conditions upon sixty (60) days' notice to shareholders.

       Shareholder Statements and Reports. Each time you buy or sell shares or reinvest a dividend or distribution in any Fund, you will receive an account statement with respect to that Fund confirming such transaction and listing your current share balance with that Fund. You will also receive account statements quarterly. The Trust also will send you annual and semi-annual shareholder reports that contain certain financial information concerning the Funds. In addition, you will receive year-end tax information about your accounts with each Fund.

       Telephone Privileges. For your convenience, the Trust provides telephone privileges that allow you by telephone authorization to (i) purchase shares in each Fund; (ii) exchange shares from your account in one Fund for shares of the same class in another Fund; and (iii) redeem shares in each Fund. If you do not want the ability to redeem and exchange by telephone, call 1-888-ORBITEX for instructions. Procedures have been established by the Trust and its transfer agent that are considered to be reasonable and are designed to confirm personal identification information prior to acting on telephone instructions, including tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If the Trust or the transfer agent does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Trust may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct. In light of the procedures established, neither the Trust nor the transfer agent will be liable for following telephone instructions that it believes to be genuine. During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, please consider placing your order by mail.

       The telephone privileges are not available with respect to redemptions for accounts requiring supporting legal documents.

       Systematic Investment Program. You may arrange for automatic monthly or quarterly investing whereby the transfer agent will be authorized to initiate a debit to your bank account for a specific amount ($50 minimum) each month or quarter which will be used to purchase shares. For institutions that are members of the Automated Clearing House System (ACH), such purchases can be processed electronically on any day of the month between the 3rd and 28th. The Application contains the requirements applicable to this program. To establish the Systematic Investment Program for a new account, complete the appropriate section of the Application. To establish the Systematic Investment Program for an existing account call the Trust at 1-888-ORBITEX.

       Systematic Withdrawal Program. If you own shares with a total value of not less than $10,000, you may participate in a systematic withdrawal program providing for fixed payments to you (or to a third party) at regular monthly, quarterly or annual intervals. You may realize a capital gain or loss on each fixed-amount payment. Additional information concerning the Systematic Withdrawal Program is set forth in the SAI. If you desire to participate in the Systematic Withdrawal Program, you may do so by completing and submitting the appropriate application to the transfer agent. The Systematic Withdrawal Program is voluntary and may be terminated at any time by the shareholder.

       Systematic Exchange Program. Under a Systematic Exchange Program a shareholder may set up periodic exchanges to an identically registered account in another Orbitex Fund. The account from which the exchanges are being processed must have a minimum balance of $10,000. The account into which the exchange is being processed must have a minimum of $1,000. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a gain or loss. To establish a Systematic Exchange Program call the Trust at 1-888-ORBITEX after both accounts are established. For further details concerning this program, see the SAI.

       Retirement Accounts. The Trust makes available individual retirement account plans ("IRAs"), including IRA "Rollover Accounts". There is an annual fee of $10 per Fund in which you own shares up to a maximum fee of $30 for administering your retirement account. Detailed information about these plans and a retirement account application package are available from the Trust by calling 1-888-ORBITEX. Investors should consult with their own tax advisors before establishing a retirement plan.

                  HOW EACH FUND'S NET ASSET VALUE IS DETERMINED

       The net asset value per share of a Fund will be determined for each class of shares. The net asset value per share of a given class of shares of a Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares in conformance with the provisions of the plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act, and dividing the result by the number of shares of such class outstanding. Each Fund calculates its net asset value as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time), each day the Fund is open for business. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

       Equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Adviser or Sub-Adviser deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are amortized to maturity, provided such valuations represent fair value. When market quotations for futures and options positions held by a Fund are readily available, those positions are valued based upon such quotations.


       Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

       If market quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, securities and other assets are valued as determined in good faith by or under the direction of the Board of Trustees of the Trust.

       Certain securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as a Saturday). As a result, the net asset value of a Fund's shares may be significantly affected by such trading on days when shareholders have no access to that Fund.

                            HOW THE TRUST IS MANAGED

       Board of Trustees. The management of the Trust's business and affairs is the responsibility of its Board of Trustees. Although the Board of Trustees is not involved in the day-to-day operations of the Funds, it has the responsibility for establishing broad operating policies and supervising the overall performance of the Funds.


       Adviser. The Trust is managed by Orbitex Management, Inc. (the "Adviser"), 410 Park Avenue, New York, New York 10022. The Adviser was founded in 1995 and is registered with the SEC as an investment adviser. The Adviser has no prior experience in managing registered investment companies. The Adviser, however, is affiliated with Orbitex Management Ltd., an investment adviser which provides investment services to individuals and institutions including Canadian unit trusts. As of December 31, 1997 Orbitex Management Ltd. managed approximately $1.2 billion of assets. The Adviser is a wholly-owned subsidiary of Orbitex, Inc., a business development company which is a wholly-owned subsidiary of Capital Management Ltd., an investment management firm. Mr. Thomas Bachmann is a controlling person of Capital Management Ltd.

       Under the terms of an investment advisory agreement (the "Advisory Agreement") with the Trust on behalf of each Fund, the Adviser is responsible for formulating the Funds' investment programs, allocating assets among Sub-Advisers, and monitoring and evaluating the investment programs and performance of the Sub-Advisers. In addition, the Adviser is responsible for making day-to-day investment decisions and engaging in portfolio transactions on behalf of the Strategic Natural Resources Fund, the Info-Tech & Communications Fund, the Growth Fund, the Asian High Yield Fund and the West Coast Fund. The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Trust's operations. The Advisory Agreement also provides that the Adviser may retain Sub-Advisers at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Fund's of the Trust.

       Courtney D. Smith, Chief Investment Officer of Orbitex Management, Inc., is responsible for allocating assets among the Sub-Advisers of Funds with multiple Sub-Advisers and, if the Adviser is to use a Sub-Adviser in managing a Fund, for selecting the Sub-Adviser. Please refer to "Portfolio Managers" below.

       The Trust intends to apply to the SEC for an exemptive order which, if granted, will permit the Adviser subject to approval by the Board of Trustees of the Trust to engage and terminate Sub-Advisers without shareholder approval. There is no assurance that the SEC will grant such exemptive order.

       As compensation for its services under the Advisory Agreement, each of the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annualized rate (expressed as a percentage of average daily net assets) of 1.25% for the Strategic Natural Resources Fund, 1.25% for the Info-Tech & Communications Fund, .75% for the Growth Fund, 1.50% for the Asian Select Advisers Fund, 1.25% for the Asian High Yield Fund and 1% for the West Coast Fund.

       In the interest of limiting the expenses of the Funds, the Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total operating expenses (expressed as a percentage of average net assets on an annual basis) for the Class A, Class B, and Class I Shares of: the Strategic Natural Resources Fund to 2.40%, the Info-Tech & Communications Fund to 2.40%, the Growth Fund to 1.60%, the Asian Select Advisers Fund to 2.50% and the West Coast Fund to 2.00%. This waiver is expected to be in effect during the Trust's current fiscal year. Since inception, the Adviser has voluntarily waived its entire advisory fee and reimbursed all expenses of the Asian High Yield Fund. The Adviser may in its discretion extend this waiver for additional periods. The Adviser has voluntarily agreed thereafter to waive its fees and reimburse certain expenses to the extent necessary to keep total operating expenses for the Class A, Class B and Class I Shares to 2.00% of average net assets on an annual basis.

       Reimbursement by a Fund of the fees waived or other expenses paid by the Adviser may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the annual expense ratio of a Fund to exceed the amount of the relevant expense limitation. Consequently, no reimbursement by a Fund would be made unless a Fund's actual annual operating expense ratio for the Class A Shares were less than 2.40%, 2.40%, 1.60%, 2.50%, 2.00%, and 2.00% in the case of the Strategic Natural Resources Fund, the Info-Tech & Communications Fund, the Growth Fund, the Asian Select Advisers Fund, the Asian High Yield Fund and the West Coast Fund respectively, and payment of such reimbursement was approved by the Board of Trustees of the Trust on a quarterly basis. The total amount of reimbursement to which the Adviser may be entitled in any year will be equal to the sum of all fees waived and/or assumed by the Adviser during any of the previous two fiscal years, less any reimbursement amount previously paid to it.

       Sub-Advisers. Pursuant to separate Sub-Advisory Agreements among each Sub-Adviser, the Adviser and the Trust, each Sub-Adviser is responsible for the selection and management of portfolio investments for a Fund or for its segment of a particular Fund in accordance with the Fund's investment objective and policies and under the supervision of the Adviser. The following organizations act as Sub-Advisers to the Funds:

       Bankers Trust Company ("Bankers Trust"), One Bankers Trust Plaza, New York, New York 10006 is a Sub-Adviser for the Asian Select Advisers Fund. Bankers Trust has delegated its duties for providing subadvisory services to the Fund to BT Fund Managers (International) Limited ("BT International"). Through its office in New York and its global affiliates, including BT International, Bankers Trust provides a full range of investment advisory services for individual and institutional clients worldwide. As of December 31, 1997, Bankers Trust and its affiliates managed over $317 billion of assets. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. BT International is a wholly-owned subsidiary of Bankers Trust Australia Limited, a wholly-owned subsidiary of Bankers Trust New York Corporation.

       Asia Strategic Investment Management Limited ("ASIM"), Chekiang First Bank Center, 1 Duddell Street, Hong Kong, is a Sub-Adviser for the Asian Select Advisers Fund. Incorporated in Hong Kong in July 1995, ASIM is an investment management company specializing in Asian equities. As of December 31, 1997, ASIM had $48.3 million in assets under management. ASIM is an investment adviser to two non-U.S. registered investment funds. ASIM is a wholly-owned subsidiary of Asia Strategic Capital Limited, a holding company, which is owned by KHWC Partners Limited, a holding company, and the Bank of East Asia Limited. The partners of KHWC Partners are Michael Tze Hau Lee, Patrick Wai Cheong Shum, James Kuang Kuo Cheng and Peter King Wah Woo.

       On a monthly basis, each Sub-Adviser receives a sub-advisory fee, paid by the Adviser, based on the applicable Fund's average daily net assets at the annualized rate of: .70% of the average daily net assets of the portion of the Asian Select Advisers Fund advised by Bankers Trust; and .50% of the average daily net assets of the portion of the Asian Select Advisers Fund advised by ASIM.


       Portfolio Managers. The investment professionals who are primarily responsible for the day-to-day management of the Funds' portfolios are as follows:

       Strategic Natural Resources Fund. Konrad Krill is the portfolio manager for the Strategic Natural Resources Fund. Mr. Krill joined Orbitex Management, Inc. in 1997. From 1986 to 1997, he was Vice President and portfolio manager at Dean Witter Intercapital, Inc.

       Prior Performance of Portfolio Manager of Strategic Natural Resources Fund. Set forth below is certain information regarding the performance, for certain periods through May 31, 1997, of a fund (the "Prior Fund") previously managed by Mr. Krill, the current portfolio manager for the Strategic Natural Resources Fund. Mr. Krill was primarily responsible for making the investment decisions of the Prior Fund. The Prior Fund is a registered investment company and has investment objectives, policies and strategies that are substantially the same as those of the Strategic Natural Resources Fund, as well as investment restrictions that are substantially similar to those of the Strategic Natural Resources Fund.


       The performance information of the Prior Fund below is presented net of the payment of fees and expenses, which were approximately 1.90% of the average daily net assets. On the other hand, it is anticipated that the Strategic Natural Resources Fund will, during its initial period of operation, incur expenses at an annualized rate of 2.97% of its average daily net assets (which the Adviser has undertaken to reduce to 2.40% through fee waivers and expense reimbursements). Accordingly, had the Prior Fund been subject to fees and expenses similar to those expected to be incurred by the Strategic Natural Resources Fund, the performance shown below would be reduced by an amount equal to the difference of those anticipated expenses and the expenses of the Prior Fund.

       The performance below of the Prior Fund is compared to the Lipper Natural Resource Average which reflects the average performance of all U.S. registered investment companies that are categorized as natural resources funds by Lipper Analytical Services, Inc., and reflects the average fees and expenses incurred by those funds.

       The prior performance information shown below should not be considered a representation of future performance of the Strategic Natural Resources Fund.

                                    Average Annual Total Return
                            for the periods noted through May 31, 1997

                  June 1, 1996-May 31, 1997  April 1, 1995-May 31, 1997

Prior Fund                    22.64                    23.33
Lipper Average                13.48                    21.38

       Info-Tech and Communications Fund. Craig W. Ellis is the portfolio manager for the Info-Tech and Communications Fund. Mr. Ellis joined Orbitex Management, Inc. in 1998. Formerly he was with Alliance Capital Management Corporation where from 1997 to 1998 he was a senior vice president responsible for the firm's investments in the global communications technology area. Prior to joining Alliance, Mr. Ellis was a managing director at Wheat First Union where he served as a telecommunications services analyst.


       Growth Fund and West Coast Fund. Courtney D. Smith is the portfolio manager for the Growth Fund and the West Coast Fund. Mr. Smith joined Orbitex Management, Inc. in 1996. Formerly, he was President and Chief Investment Officer of Pinnacle Capital Management, Inc.

       Asian Select Advisers Fund. Paul Durham is responsible for managing that portion of the assets of the Fund managed by Bankers Trust. James Cheng, Michael Lee, Patrick Shum and Peter Woo are responsible for managing that portion of the assets of the Fund managed by ASIM.


       Mr. Durham joined Bankers Trust's Australian Equity Group in 1988 and was a member of the U.S. Equities Group based in New York from December 1992 to March 1994. In April 1994, Mr. Durham returned to Australia and is currently Head of the Asian Equity Group.

       Mr. Cheng has been Director of ASIM since 1996. From 1988 to 1996, he was Executive Director/Senior Fund Manager of Morgan Stanley Asset Management (Singapore) Ltd.

       Mr. Lee has been Managing Director of ASIM since 1995. From 1992 to 1995, he was a director and partner of Lloyd George Management (Hong Kong) Ltd.

       Mr. Shum has been Chief Investment Officer of ASIM since 1995. From 1990 to 1995, he was Director/Senior Fund Manager of Barclays de Zoete Wedd Investment Management (Hong Kong) Limited.

       Mr. Woo has been Director of ASIM since 1995. From 1993 to 1995, he was Director of Kim Eng Securities (Hong Kong) Ltd.

       Asian High Yield Fund. David Tan and Kimberly A. Conroy are the portfolio managers of the Asian High Yield Fund.

       Mr. Tan joined J.P. Morgan Investment Management, Inc. in October 1997 as a fixed income portfolio manager. Mr. Tan graduated with a MA degree in Economics from the University of Cambridge, and obtained his MSc in Economics from the London School of Economics. He has been working in the fixed income market since 1984 when he joined Morgan Guaranty Trust ("MGT") in Singapore. After leaving MGT in 1986, Mr. Tan worked at Lehman Brothers in Tokyo. Subsequently, he worked in London as an Economic Advisor in the Debt and Reserves Management Division of the UK Treasury, providing advice on gilts issuance and foreign exchange reserves management from 1989 through 1995. Since his return to Singapore in 1995, Mr. Tan has specialized in Asian bonds.

       Ms. Conroy is an emerging markets portfolio manager within the Fixed Income Group of J.P. Morgan Investment Management, Inc. She joined the group in 1997 after spending four years with J.P. Morgan's Global Credit Group where she established and managed an emerging markets fixed income portfolio. Ms. Conroy is a graduate of Dartmouth College and has an MBA with honors from Columbia University.

       Administrator. State Street Bank and Trust Company ("State Street") serves as the administrator of the Trust. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

       State Street provides each Fund with administrative services pursuant to an Administration Agreement. The services under this Agreement are subject to the supervision of the Board of Trustees and the officers of the Trust, and include the day-to-day administration of matters necessary to each Fund's operations, maintenance of its records and the books of the Trust, preparation of reports, and compliance monitoring of its activities. For providing administrative services to the Funds, State Street will receive from each Fund a monthly fee at an annual rate of .10% of the first $100 million of each Fund's average daily net assets, plus .08% of the next $100 million of each Fund's average daily net assets, plus .06% of each Fund's average daily net assets in excess of $200 million (with a minimum annual fee of $75,000 for each Fund, a portion of which will be waived for the first year of operation).

       Custodian, Transfer and Dividend Disbursing Agent. State Street serves as the Trust's custodian and holds all portfolio securities and cash assets of the Trust. State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street also provides accounting services including daily valuation of the shares of each Fund. State Street also serves as the Trust's transfer agent and dividend disbursing agent and maintains the Trust's shareholder records.


       Distributor. Funds Distributor, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor's principal business address is 60 State Street, Boston, Massachusetts 02109. The Distributor is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc. Pursuant to a Distribution Plan and Agreement Pursuant to Rule 12b-1 and the Class B Shares under the Investment Company Act of 1940 (the "Rule 12b-1 Plan and Agreement"), the Class A Shares of the Funds are authorized to use a portion of their assets to finance certain activities relating to distribution services provided to investors in their shares. The Rule 12b-1 Plan and Agreement permits payments to be made by the Class A Shares and the Class B Shares of each Fund to the Distributor to compensate the Distributor for its activities in providing these services to investors.


---------------
(1)The comparable MSCI Index performance since inception is not available as the ASCI AC Asia (ex Japan) Free Index (total return) is only published on a monthly basis.

       The Rule 12b-1 Plan and Agreement permits payments to be made by the Class A and Class B Shares of each Fund to the Distributor to compensate the Distributor for providing distribution services to investors in the Fund, including arranging for Selling Group Members to provide these services and paying compensation for these services. The Rule 12b-1 Plan and Agreement provides for payment of a fee to the Distributor at an annualized rate of 0.30% of the average daily net assets of the Asian High Yield Fund and 0.40% of the average daily net assets of each of the other Funds. The Rule 12b-1 Plan and Agreement will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan and Agreement. For further information regarding the Rule 12b-1 Plan and Agreement, see the SAI.

       Expenses. Each Fund pays all its expenses not assumed by the Adviser, Distributor or other agents. In addition to the investment advisory and other fees described previously, each Fund pays other expenses, such as brokerage, legal, audit, transfer agency and custodial fees; proxy solicitation costs; compensation of Trustees who are not affiliated with the Adviser; fidelity bond and other insurance premiums; organizational expenses; taxes; expenses of reports and prospectuses sent to existing investors; and extraordinary expenses. All general expenses of the Trust and joint expenses of the Funds are allocated among the Funds on a basis deemed fair and equitable.

       Year 2000. The Funds' operations depend on the seamless functioning of computer systems in the financial service industry, including those of the Adviser, the Administrator, the Custodian and the Transfer Agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the Funds. The Adviser has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. The Adviser has also been informed that comparable steps are being taken by the Funds' other major service providers. The Adviser does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser.


                 PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES


       Allocations of portfolio transactions for the Funds, including their frequency, to various brokers is determined by the Adviser or Sub-Advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. The Adviser and Sub-Advisers may also consider sales of the Funds' shares and the brokerage and research services provided as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution. For further information regarding the allocation of portfolio transactions and brokerage, see "Brokerage Allocation and other practices" in the SAI.

                            ORGANIZATION OF THE TRUST

       The Trust is a Delaware business trust organized in December 1996 and registered with the SEC under the 1940 Act as an open-end management investment company. The Trust currently consists of six portfolios (i.e. the Funds), each of which represents a separate series of beneficial interests in the Trust having different investment objectives, investment programs, policies and restrictions. Each share of each Fund represents an equal proportionate interest in that Fund with each other share, and each share is entitled to such dividends and distributions of income belonging to that Fund as are declared by the Board of Trustees of the Trust. In the event of the liquidation of a Fund, each share of that Fund is entitled to a pro rata share of the net assets of that Fund.

       Shareholders having at least two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a meeting of shareholders called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has an obligation to assist in such shareholder communications. The Trust does not routinely hold annual meetings of shareholders. Each share of the Trust is entitled to one vote on all matters submitted to a vote of all shareholders of the Trust. Fractional shares, when issued, have the same rights, proportionately, as full shares. Shares of a particular Fund will be voted separately from shares of the other Funds on matters affecting only that Fund, including approval of the Investment Advisory Agreement, Rule 12b-1 Plan and Agreement for that Fund and changes in the fundamental objective, policies or restrictions of that Fund. All shares are fully paid and nonassessable when issued and have no preemptive, conversion or cumulative voting rights. The Trustees in their discretion may authorize the division of shares of the Funds into different classes permitting shares of different classes to be distributed by different methods although shareholders of different classes would have an interest in the same portfolio of assets. Shareholders of different classes may bear different expenses in connection with different methods of distribution.

                                    APPENDIX

                           Description of Bond Ratings

Excerpts from Moody's Investors Services, Inc. Corporate Bond Ratings:

       Aaa: judged to be the best quality; carry the smallest degree of investment risk; Aa: judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa: considered as lower medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba: B: protection of interest and principal payments is questionable.

       Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Note: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation Bond Ratings:

       AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

       BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

       Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                           The Orbitex Group of Funds


Orbitex Management, Inc. offers specialized and opportunistic mutual funds with the potential to enhance returns and diversify overall risk in an investor's portfolio. Through its investment management team and carefully selected sub-advisers, Orbitex emphasizes well-articulated investment philosophies and consistent management styles to ensure that investors and investment professionals get what they expect from each Orbitex Fund.

Fund                                     Objective                                  Suitable Investors

Orbitex Strategic Natural Resources      Capital growth through a flexible policy   Growth-oriented individuals who see
Fund                                     of investing in common stock of            strong economic trends as an indicator of
Managed by Orbitex Management, Inc.      companies engaged in natural resource      natural resource demand.
                                         industries and industries supportive to
                                         natural resource industries.

Orbitex Info-Tech & Communications Fund  Superior long-term capital growth          Growth oriented investors who want to
Managed by Orbitex Management, Inc.      through selective investment in            capitalize on opportunities in global
                                         communication, information, and related    telecommunications and information
                                         technology companies.                      industries.

Orbitex Growth Fund                      Long-term growth of capital through        Long-term investors interested in growth
Managed by Orbitex Management, Inc.      investment in securities of companies      opportunities in the U.S. stock market.
                                         that offer potential for growth.

Orbitex Asian Select Advisers Fund       Superior long-term capital growth          Individuals attracted to the growth
Subadvised by:                           through selective investment in Asian      potential of Asian stocks and who can
BT Fund Managers International/Asia      companies.                                 accept the risks of international
Strategic Investment Management Ltd.                                                investing.

Orbitex Asian High Yield Fund            High current income through investment     Individuals seeking high income from a
                                         in securities of issuers based in Asia.    portion of their bond portfolios and who
                                         The Fund will invest in high-yield,        can accept the risks of international
                                         high-risk debt obligations.                investing.

Orbitex West Coast Fund                  Capital appreciation through investment    Growth-oriented investors who wish to
Managed by Orbitex Management, Inc.      in securities of companies headquartered   capitalize on opportunities in
                                         or deriving a substantial portion of       California, Oregon and Washington.
                                         their revenues from business activities
                                         with or   in the states of California,
                                         Oregon and Washington.

Please consult the "Description of Securities, Other Investment Policies and Risk Considerations" section of the prospectus for information on the risks involved in investing in any of the funds.

Set forth below is a chart illustrating the results of hypothetical $10,000 investments in certain market sectors. This information is provided for your information to illustrate how these sectors have performed in the past. The performance of the Funds may vary significantly from the performance described below.

--------------------------------- [LINE CHART] ---------------------------------

                                                 4/30/1993   4/30/1994    4/30/1995      4/30/1996      4/30/1997      4/30/1998
                                                 ---------   ---------    ---------      ---------      ---------      ---------
Lipper Science & Technology Fund Index
MSCI Asia Ex-Japan Index
S&P 500 Composite Index
Lipper Natural Resources Funds Category
Lipper Emerging Markets Debt Funds Category

--------------------------------------------------------------------------------

Average Annual Returns
(for periods ended 12/31/97)             1 year    3 years   5 years   10 years
Lipper Emerging Market Debt Funds Category
Lipper Natural Resources Funds Category
MSCI Asia Ex-Japan Index
Standard & Poor's 500 Index
Lipper Science and Technology Index


All of the Indexes noted above are unmanaged indexes whereas the Funds are actively managed. The performance of these indexes does not reflect sales charges or other expenses associated with investment in the Funds.; direct investment in the indexes is not possible. Index performance is not intended to represent the future performance of any Orbitex Funds. Past performance is no guarantee of future results. The investment return and principal value of a Fund investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

                                     PART B

                             ORBITEX GROUP OF FUNDS
                                 410 Park Avenue
                            New York, New York 10022

                       STATEMENT OF ADDITIONAL INFORMATION



This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of the Orbitex Group of Funds (the "Trust") dated July 1, 1998, which may be obtained by telephoning 1-888-ORBITEX and asking about the Trust.

The date of this Statement of Additional Information is July 1, 1998.



                                TABLE OF CONTENTS


ITEM                                                                      PAGE
----                                                                      ----

General Information and History
Investment Restrictions
Description of Securities, Other Investment Policies and Risk Considerations Management of the Trust
Principal Holders of Securities
Investment Management and Other Services
Administrator
Custodian
Transfer Agent Services
Distribution of Shares
Brokerage Allocation and Other Practices
Purchase and Redemption of Securities Being Offered
Shareholder Services
Determination of Net Asset Value
Taxes
Organization of the Trust
Performance Information About the Funds
Independent Accountants
Legal Matters
Financial Statements

GENERAL INFORMATION AND HISTORY

       The Trust is a Delaware business trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company, commonly known as a "mutual fund."


       The Trust currently consists of six portfolios, the Orbitex Strategic Natural Resources Fund ("Strategic Natural Resources Fund"), Orbitex Info-Tech & Communications Fund ("Info-Tech & Communications Fund"), Orbitex Growth Fund ("Growth Fund"), Orbitex Asian Select Advisers Fund ("Asian Select Advisers Fund"), Orbitex Asian High Yield Fund ("Asian High Yield Fund") and Orbitex West Coast Fund ("West Coast Fund") (individually a "Fund" and collectively the "Funds"), each of which represents a separate series of beneficial interest in the Trust having different investment objectives, investment programs, policies and restrictions. Each Fund offers three classes of shares: a front-end load Class A, a back-end load Class B, and an institutional class, Class I Shares.

       Each Fund is managed by Orbitex Management, Inc. (the "Adviser"), which directs the day-to-day operations of each Fund and directs the investment of assets of the Strategic Natural Resources Fund, the Info-Tech & Communications Fund, the Growth Fund and the West Coast Fund. The investments of the Asian Select Advisers Fund and the Asian High Yield Fund are directed by one or more sub-advisers (each a "Sub-Adviser"). State Street Bank and Trust Company ("State Street") is the administrator, custodian, accounting agent, transfer agent and dividend disbursing agent for the Trust. Funds Distributor, Inc. (the "Distributor") is the distributor for the Trust.


INVESTMENT RESTRICTIONS


       Each Fund has adopted the following fundamental investment policies which may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectus and in this Statement of Additional Information, the term "majority of the outstanding voting securities" means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.


       A Fund will not:

       (1) Margin: Purchase securities on margin, except a Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

       (2) Senior Securities: Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

       (3) Borrowing: Borrow money for investment purposes in excess of 33 1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Additionally, each Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

       (4) Real Estate: Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

       (5) Commodities: Purchase or sell physical commodities or contracts thereon, except that each Fund may enter into financial futures contracts and options thereon.

       (6) Underwriting: Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with each Fund's investment objective, policies and restrictions.

       (7) Loans: Make loans, except that each Fund in accordance with that Fund's investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of that Fund's total assets.

       (8) Diversification: Except for the Asian High Yield Fund and the West Coast Fund, make an investment unless 75% of the value of that Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and "other securities." For purposes of this restriction, the term "other securities" means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized.

       (9) Concentration: Invest 25% or more of the value of its total assets in any one industry, except that: (i) the Strategic Natural Resources Fund will invest at least 25% of its total assets in securities of companies in natural resource industries and industries supportive to natural resource industries; and (ii) the Info-Tech & Communications Fund will invest at least 25% of its total assets in the securities of companies in the communications, information and related technology industries. This limitation (9) does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by U.S. Government securities.

       The following restrictions are designated as non-fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders.

       A Fund may not:

       (1) Control of Portfolio Companies: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

       (2) Investment Companies: Invest in the securities of other investment companies except in compliance with the 1940 Act.

       (3) Options, Straddles and Spreads: Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

       (4) Restricted Securities, Illiquid Securities and Securities Not Readily
Marketable: Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. Each Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

       (5) Mortgaging: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund's total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.


       The Asian Select Advisers Fund may not borrow for investment purposes in excess of 25% of its net asset value.

       With respect to investment restriction No. 4 above, the Adviser, as a matter of policy, under normal circumstances, will limit the investment of the Info-Tech and Communications Fund to a maximum of 5% of the total assets (at the time of purchase) in private, early stage communications companies.


       If a percentage limitation is adhered to at the time of investment, a later increase or decrease in that percentage amount resulting from any change in value of the portfolio securities or a Fund's net assets will not result in a violation of the above fundamental and non-fundamental investment restrictions.

DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS


       United States Government Obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.


       United States Government Agency Securities. These consist of debt securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States Government (e.g., United States Treasury Bills);
(ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

       Certificates of Deposit and Bankers' Acceptances. Each Fund may invest in certificates of deposit and bankers' acceptances which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.


       Commercial Paper. Each Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

       Repurchase Agreements. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

       The Funds will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

       Adjustable Rate Securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

       Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

       Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

       Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

       The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

       Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any Government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

       FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. Government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

       Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

       Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

       Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

       The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

       Maturity of Debt Securities. The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

       When-Issued Securities. Each Fund may, from time to time, purchase securities on a "when-issued" or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.

       Illiquid or Restricted Securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.


       Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser or Sub-Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

       Warrants. Each Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

       Special Considerations Affecting Canada. Canada is one of the richest nations in the world in terms of natural resources. Within this sector particularly strong commodities are forest products, mining and metals products, and agricultural products such as grains. Additionally, energy related products such as oil, gas and hydroelectricity are important components of the economy. Accordingly, the Canadian stock market is strongly represented by such basic materials stocks, and movements in the supply and demand for industrial materials, agriculture, and energy, both domestically and internationally, can have a strong effect on market performance. Canada is a confederation of 10 provinces with a parliamentary system of government. The area, the world's second largest nation by landmass, is inhabited by 30.2 million people, most of whom are descendants of France, the United Kingdom and indigenous peoples. The country has a work force of over 15 million, spread over a variety of industries from trade, manufacturing, and mining to finance, construction and government. While the country has many institutions which closely parallel the U.S., such as a transparent stock market and similar accounting practices, it differs from the US in that it has an extensive social welfare system, much more akin to European welfare states.

       The confederated structure combined with recent financial pressure on the federal government have pushed some provinces, Quebec in particular, to call for a reevaluation of the legal and financial relationships between the federal government in Ottawa and the provinces. This issue came to a head in 1995 with a referendum on Quebec sovereignty, which was ultimately won by Ottawa (50.56-49.44%) The very narrow defeat of the referendum and the return of Bloc Quebecois to parliament with a lower but still substantial number of seats indicate that the issue is far from resolved. Accordingly, a large amount of the government's energy is spent considering new constitutional arrangements. In the meantime, markets react to the periodic escalations of separatist calls with caution.

       The current government of the Liberal party was reelected in June 1997 with a clear majority of 155 of the 301 parliamentary seats. This is a drop in majority status during their previous government, during which they held 60% of the seats. Opposition is currently divided amongst 4 parties, none of which occupies more than 60 seats. The historical opposition to the Liberals, the Conservatives, has had to fight back onto the political stage after being marginalized in the 1993 elections. Reclaiming enough seats in 1997 to be restored to official status, the Conservatives currently hold 20 seats.

       Economically, GDP growth in Canada was 1.5% in 1996, down from 2.3% in 1995. Driving growth was optimism in the government's stability and fiscal health following the Quebec referendum and the achievement of a current account surplus (which was subsequently lost, then regained in early 1997). Particularly strong market performers were financial services, real estate, utilities and merchandising. Consumer demand was strong in 1996, financed by borrowing.

       The Bank of Canada is fairly independent from the government and has the latitude to manipulate interest rates to keep inflation within its self imposed target of less than 3%. The Canadian dollar has benefited from internal fiscal successes, specifically the balancing of the current account. Despite the strong link to the U.S. dollar, the Bank of Canada won't automatically raise rates in response to U.S. hikes. The U.S. is Canada's biggest trading partner, representing over 75% of total trade. Strong export industries are energy, mining and forest products. Canada is the largest energy supplier to the U.S. Main imports are industrial machinery and chemicals. The US is also Canada's largest foreign investor, responsible for 71% of all foreign direct investment in Canada (worth approximately $87 billion). Main targets for investment are metals and mining industries, energy, and finance.

       Recently the Finance Ministry has kept demands for spending on social programs at bay in the name of eradicating the budget deficit. Once they feel this is firmly behind them, social spending could possibly resume.

       Privatization programs, facing increased opposition from trade unions, interest groups and the general public, are slowly shrinking, with many large-scale services remaining public.

       There are four primary securities exchanges in Canada: Toronto, Montreal, Vancouver, and Alberta. The Toronto and Montreal exchanges list the older, larger, more established firms. Combined, these two exchanges accounted for 95.2% of the total trading value in 1996. The Vancouver and Alberta exchanges list smaller, younger start up firms which tend to represent the natural resources sectors. In 1996 these two exchanges accounted for 4.8% of the total value of equity trading.

       Special Considerations Affecting The Pacific Basin and Southeast Asia. Asia has undergone an impressive economic transformation in the past decade. Many developing economies, utilizing massive foreign investments, established themselves as inexpensive producers of manufactured and re-manufactured consumer goods for export. As household incomes rose, birth was given to rising middle classes, stimulating domestic consumption. More recently, large projects in infrastructure and energy resource development have been undertaken, again utilizing cheap labor, foreign investment, and a business friendly regulatory environment. During the course of development, governments, many of which are democratic, at least in a formal sense, fought to maintain the stability and control necessary to attract investment and provide labor. Subsequently, Asian countries today are coming under increasing, if inconsistent, pressure from western governments regarding human rights practices.

       GDP growth in Asia increased in 1996 to 4.9% over its 1995 level of 3.2%. It is the fastest growing region of the world, with China leading the way at 9.1%. Of the 20 fastest growing economies in the world, half of them are in Asia. Inflation in 1996 was reduced to 2.6%, down from 3.0% the previous year. Nevertheless it is a significant concern given the areas high levels of domestic consumption and capital inflows.

       Manufacturing exports declined significantly in 1996, due to drops in demand, increased competition, and also strong US dollar performance. This is particularly true of electronics, a critical industry for several Asian economies. Declines in exports reveal how much of the recent growth in these countries is dependent on their trading partners. Many Asian exports are priced in dollars, while the majority of its imports are paid for in local currencies. A stable exchange rate between the dollar and other Asian currencies is important to Asian trade balances.


       Despite the impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency deprecations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of the area's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would choke off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of their local currencies versus the U.S. dollar. There is significant potential for continuing economic and political turmoil in the Pacific Basin and Southeast Asia, such turmoil could have a negative effect on the share prices of the Funds; particulary Orbitex Asian Select Advisers Fund, Orbitex Asian High Yield Fund, and to a lesser extent, Orbitex west coast Fund.

       CHINA AND HONG KONG. China is one of the world's last remaining communist systems, and the only one that appears poised to endure due to its measured embrace of capitalist institutions. It is the world's most populous nation, with
1.3 billion people creating a work force of 630 million. Today's Chinese economy, roughly separated between the largely agricultural interior provinces and the more industrialized coastal and southern provinces, has its roots in the reforms of the recently deceased communist leader Deng Xiaoping. Originally an orthodox communist system, China undertook economic reforms in 1978 by providing broad autonomy to certain industries and establishing special economic zones (SEZ's) to attract foreign investment. Attracted to low labor costs and favorable government policies, investment flowed from many sources, with Hong Kong, Taiwan, and the United States leading the way. Most of the investment, totaling $37 billion by the end of 1995, has located in the southern provinces, establishing manufacturing facilities to process goods for re-export. The result has been a steadily high level of real GDP growth, averaging 11.35% per year so far this decade. With this growth has come a doubling of total consumption, a tripling of real incomes for many workers, and a reduction in the number of people living in absolute poverty from 270 to 100 million. Today there is a market of more that 80 million who are now able to afford middle class western goods. China has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B shares, but the government must approve sales of Class B shares among foreign investors. As of December 1996, there were 42 companies with Class B shares on the two exchanges, for a total Class B market capitalization of U.S. $4.7 billion.

       AUSTRALIA. Australia is a 3 million sq. mile continent (about the size of the 48 continental United States) with a predominantly European ethnic population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system. The country has a western style capitalist economy with a work force of 9.2 million that is concentrated in services, mining, and agriculture. Australia's natural resources are bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. Primary trading partners are the US, Japan, South Korea, New Zealand, UK and Germany. Imports revolve around machinery and high technology equipment, while exports are heavy in the agricultural and mineral products, making them sensitive to world commodity prices. Historically, Australia's strong points were its agricultural and mining sectors. While this is still true to a large extent, the government managed to boost its manufacturing sector by undertaking protective measures in the 1970's and early 1980's. These have subsequently been liberalized in an effort to kindle growth in the industrial sector. Today's economy is more diverse, as manufactures' share of total exports is increasing. Part of the government's effort to make manufacturing more competitive was a floating of the Australian dollar in 1984, precipitating an initial depreciation, and a campaign to reduce taxes. Such reforms have attracted foreign investment, particularly in the transport and manufacturing sectors. Restrictions do exist on investment in certain areas, such as media, mining and some real estate. In 1995, cumulative US investment in Australia totaled more than $65 billion and accounted for 21% of total foreign investment. GDP growth reached 3.6% in 1996; a steady increase over the days of the early 1990's which saw a recession. The recession was followed in 1992 by a jump in growth (from 0.4-2.8%), but this initial boost seems to have leveled off. The election of a new Liberal/National coalition government after 13 years of Labor rule has brought with it new efforts to cut public spending and eliminate the projected $6 billion. budget deficit. This step, coupled with a steady unemployment rate (8%), could slow down the recent ascent in growth. Australia is fully integrated into the world economy, participating in GATT and also more regional trade associations such as the Asia and the Pacific Economic Cooperation (APEC) forum. Future growth could result from their movement towards regional economic liberalization, but a countervailing force is the reality that some export markets in Europe could be lost to continued European economic integration.

       INDONESIA. Indonesia is a country that encompasses over 17,000 islands on which live 195 million people. It is a mixed economy that balances free enterprise with significant government intervention. Deregulation policies, diversification of strong domestic sectors, and investment in infrastructure projects have all contributed to high levels of growth since the late 1980's. Indonesia's economy grew at 7.1% in 1996, the exact average of its performance for the current decade. Growth in the 1990's has been fairly steady, hovering between 6.5-7.5% for the most part, peaking at 8.1% in 1995. Moderate growth in investment, including public investment, and also in import growth, helped to slowdown GDP growth. Growth has been accompanied by moderately high levels of inflation, ranging from the recent high of 9.7% in 1993 to a low of 7.1%, as witnessed last year. Indonesia is currently undergoing a diversification of the core of its economy. No longer strictly revolving around oil and textiles, it is now gaining strength in high technology manufacture, such as electronics. Indonesia consistently runs a positive trade balance. Strong export performers are oil, gas, and textiles and apparel. Oil, once responsible for 80% of export revenues, now accounts for only 25%, an indication of how far other (mostly manufacturing and apparel) sectors have developed. Main imports are raw materials and capital goods. In 1994 the country underwent deregulation measures which further boosted investment. By 1996, foreign direct investment levels dropped from the record high in 1995, and the trend was away from large projects including infrastructure to smaller more manageable projects. Many consider this a reflection of a desire to avoid the notoriously nepotism ridden bureaucracy.


       The Indonesian government is strongly authoritarian. Treatment of political opponents, workers and ethnic minorities has put Indonesia in the world spotlight with criticism of its human rights practices. One source of outspoken popular discontent is the glaring discrepancy in income distribution, particularly across ethnic lines. World attention to the problems in Indonesia has given support to various human rights issues, but it does not seem to have had much impact on the government in the past. Indonesia has managed to avoid a bloodbath by the sudden resignation of longtime President Suharto in favor of his deputy, Yusuf Habibie. It is unclear whether Suharto's resignation will ultimately result in the significant democratization of the political process in Indonesia or if it merely represents a political sleight of hand intended to deflect the sharp point of domestic and international criticism. In theory, Habibie could continue in power for the rest of Suharto's mandate which expires in 2003. However, Habibie has already pledged to hold elections within the year. Much will depend upon whether the army and the political and business elite with close ties to Suharto, will perceive their appropriate role to be the shoring up of the status quo or the management of change.

       As economic policies have historically been crafted to benefit Suharto's supporters in the business community, any deviation from Suharto's position would likely impact the economy. Additionally, a key ingredient to Indonesia's success has been its ability to contain social unrest. Maintaining this control, expecially in the face of recently escalated tensions and political uncertainty, is an important anchor for economic performance. Proof of this is the Jakarta Stock Exchange's volatile reaction to riots in July 1995. The IMF has organized a massive bail-out program in an effort to bolster the Indonesian economy. The new austerity program being imposed by the IMF could result in even greater pressures on the Government. The Political and economic events unfolding in Indonesia are likely to result in a volatile economy with the potential for significant fluctuation in stock and bond prices in the foreseeable future.


       MALAYSIA. 1996 saw Malaysia's GDP growth slow to 8.3%, down from over 9% in 1994 and 1995. Inflation has been kept relatively low at 3.8%. Performance in 1996 avoided the economy's potential overheating as export growth, investment, and consumption all slowed. This helped to bring the current account deficit down by $1.7 billion to settle at approximately 6.0% of GDP. A large part of Malaysia's recent growth is due to its manufacturing industries, particularly electronics and especially semiconductors. This has led to an increased reliance on imports; thus the economy is sensitive to shifts in foreign production and demand. This is particularly true regarding its main trading partners: the U.S., Japan, and Singapore. Such shifts were partly responsible for the slowdown in 1996. In addition, monetary policies to stem the threat of overheating were evident, but the country still needs massive public and private investment to finance several large infrastructure projects. Government industrial policy seeks investment to create more value added high technology manufacturing and service sectors in order to decrease the emphasis on low skilled manufacturing. Already U.S. investors have invested over $9 billion, and most of this is in electronics and energy projects.

       Unemployment remains extremely low (2.6%) and labor for completing the various projects is becoming costly, especially as industry has to go abroad to search for higher skilled workers. Wages have soared so high that Malaysia no longer qualifies for the special trading benefits that the U.S. and the E.U. bestow upon developing nations. This could hurt exports. A further catch is that rapidly increasing wages could cause inflationary pressures, yet a shortage of labor could threaten development.

       The political situation in Malaysia is stable and could possibly remain so up to and including the next election in the year 2000.

       SINGAPORE. Since achieving independence from the British in 1965, Singapore has repeatedly elected the People's Action Party (PAP) as their government. It is a party that is so consistent it has only offered up two prime ministers in this 32-year period. Elections in January 1997 returned the PAP to power, signaling satisfaction with their policy of close coordination with the private sector to stimulate investment. Typical policies include selective tax incentives, subsidies for R&D, and joint ventures with private firms. While the combination of consistent leadership and interventionist policies is sometimes seen as impeding civil liberties and laissez-faire economics, it has produced an attractive investment environment.


       The Singapore economy is almost devoid of agriculture and natural resources, not surprising given the island nation's small geographic size. Its strongest sector is manufacturing, particularly of electronics, machinery and petroleum and chemical products. Singapore produce 45% of the world's computer disk drives. Major trading partners are Japan, Malaysia and the U.S.


       The economic situation in Singapore registered a passable year in 1996. The regional trend toward slowed electronics exports made clear the country's strong reliance on this sector. GDP growth dropped from 8.8% to 6.5%, while inflation remained low (1.4%) and the current account balance maintained its large surplus. Property values have gone up recently, partially in response to uncertainty surrounding Hong Kong. Interest rates are consistently low, and wages high, leaving some at a loss to explain the repeatedly low inflation rate.

       SOUTH KOREA. South Korea is one of the more spectacular economic stories of the post war period. Coming out of a civil war in the mid-1950's the country found itself with a destroyed economy and boundaries that excluded most of the peninsula's mineral and industrial resources. It proceeded over the next 40 years to create a society that includes a highly skilled and educated labor force and an economy that exploited the large amounts of foreign aid given to it by the U.S. and other countries. Exports of labor intensive products such as textiles initially drove the economy, to be replaced later by heavy industries such as automobiles. Hostile relations with North Korea dictate large expenditures on the military, and political uncertainty and potential famine in the north has put the south on high alert. Any kind of significant military effort could have multiple effects, both positive and negative, on the economy. South Korea's lack of natural resources put a premium on imported energy products, making the economy very sensitive to oil prices.

       Since 1991, GDP growth has fluctuated widely between 5% and 9%, settling down at 6.8% last year. Currently the labor market is in need of restructuring, and its rigidity has hurt performance. Relations between labor and the large conglomerates, or Chaebols, could prove to be a significant influence on future growth. Inflation in the same period has been consistently dropping, save a brief rise in 1994, and finished the year at 4.5%. The country consistently runs trade deficits, and the current account deficit widened sharply in 1996, more than doubling to $19.3 billion. South Korea's strong domestic sectors are electronics, textiles and industrial machinery. Exports revolve around electronics, textiles, automobiles, steel and footwear, while imports focus on oil, food, chemicals and metals. The stock market (Korea Stock Exchange) is currently undergoing liberalization to include more foreign participation, which was only first allowed in 1992, but the bond market remains off limits until 1999. Liberalization is in response to the KSE 1996 performance, which was down 18%. While the number of listed companies increased by 39 in 1996, total market capitalization fell 24% from its 1995 level.

       THAILAND. The political situation in Thailand is tenuous. Democracy has a short history in the country, and power is alternatively obtained by the military, a non-elected bureaucratic elite, and democratically elected officials. The frequent transfers of power have generally gone without divisive, bloody conflicts, but there are bitter differences between the military and the political parties. Free elections in 1992 and again in 1995 have produced non-military democratic leaders from different parties, a healthy sign of party competition. While democratic institutions are stabilizing, the current government is under increasing pressure due to recent poor economic performance.

       The Thai economy has witnessed a fundamental transition in recent years. Traditionally it was a strong producer of textiles, minerals and agricultural products, but more recently it has tried to build high tech export industries. This proved particularly fortuitous in the mid 1990's when flooding wiped out much of their traditional exports, but the newer industries remained strong, keeping the growth rate above 8%. (This level had been achieved through the 1990's, giving the economy a name as one of the fastest growing in the region.) The government has also taken steps toward reducing the influence of central planning, opening its market to foreigners and abandoning five-year plans. This restructuring is still underway, and the change can cause difficulty at times.

       GDP growth slowed a bit last year to 7.2%, down from 8.6% in 1995. The current account deficit was 7.9% of GDP, and inflation was 5.8%, both considered high but steady and controllable results in line with recent years' performance. One cause for the slowdown was a decline in export growth as its manufacturing industry faces stiff competition from low priced competitors and its agriculture suffers drops in production. In 1996, Thailand's currency, the baht, was linked to a US dollar dominated basket, and monetary policy had remained tight to keep that link strong and avoid inflationary pressures. The situation changed in early 1997, however, with the revelation of many bad bank loans and a bubbling of property prices due to over-investment. Many companies, faced with slowing exports, stopped servicing their debts. Many other firms have stayed alive only with infusions of public cash, and the government has been slow to let many property laden financial firms fail. The stock market has reacted strongly, dropping to new lows for the decade. Reluctant to float the baht, indeed promising that it wouldn't, the government relented in early July hoping to revive export and stock market growth. The subsequent devaluation (approximately 20% against the dollar in the first month) led to the need for a $16 billion loan coordinated by the IMF to shore up foreign reserves. Most of the loan came from neighboring countries led by Japan, indicating their desire to both protect their own investments in Thailand, and also mitigate the effect of the devaluation on their home currencies. The total impact of the entire situation is negative, particularly on inflation, unemployment and foreign debt. Significant turnover and a major gamble on the currency has put the government in a precarious position, especially given the fact that it is a six party coalition. Dissatisfaction among the military, always a political factor, is high.

       INDIA. Although India's economy has grown at an average rate of 7% over the past three years, growth has slowed to about 6% during 1997. Economic growth, which had been fueled by strong industrial and export sectors, slowed along with growth in these sectors. It is uncertain whether India will be able to sustain the high growth rates it experienced through 1996. Subsidies amount to almost 15% of GDP, while agriculture accounts for about 25%. In 1997, annual inflation has been approximately 3.8% down from about 6.6% the previous year. During 1997, the current account deficit has been roughly 1.2% of GDP, down from 1.5% in 1996. The exchange rate has been gradually devalued in the 1980's and 1990's, and could be devalued further. Beginning in 1992, industry, financial markets, and the country's trade have been gradually liberalized. Fifty-five percent of India's population is illiterate, roughly half live in poverty, and unemployment remains high.

       Since the dissolution of the Narasimha Rao government in early 1996, India has experienced several weak, coalition governments that have been unable to consolidate their position for an extended period. Partially as a result, economic reforms have proceeded slowly though gradually. Future changes in government could weaken or set back the reform process.


       India does not enjoy trouble-free relations with its neighbors. India and Pakistan have fought two wars since their independence in 1947 and have yet to resolve a continuing dispute over the status of the northern Indian state of Kashmir. Various Kashmiri separatist groups, Indian, and Pakistani military have been involved in armed conflict within the state. Neither India nor Pakistan have signed the Comprehensive Nuclear Test Ban Treaty, which prohibits nuclear weapons testing. In May 1998, India publicly announced that it had successfully tested a nuclear device and Pakistan quickly followed with a successful nuclear test of its own. The Prospect of a nuclear arms race on the Asian Subcontinent poses concerns regarding political instability and resource allocation in those countries effected. There is also a heightened risk of nuclear exchange. These factors could have significant negative impact on the share price of the Funds, Particulary Orbitex Asian Advisers Fund, Orbitex Asian High Yield Fund, and to a lesser extent, Orbitex West Coast Fund. A border dispute with China and questions over the involvement of elements within India in the internal affairs of Sri Lanka also affect India's relations with these countries.


       PAKISTAN, BANGLADESH, AND SRI LANKA. The other, smaller South Asian countries of Pakistan, Bangladesh, and Sri Lanka share with India the challenges of reducing poverty and illiteracy and improving infrastructure and economic growth. While each of these countries has taken steps to liberalize their economies, their economies are far from mature, as are their legal and regulatory systems. In addition, because they have small and relatively less diversified economies and public markets, they are susceptible to external economic shocks, which may result in currency declines. Sri Lanka has been plagued by internal challenges to its security, while Pakistan has faced significant political infighting and instability. Bangladesh's largely agricultural economy is heavily dependent on the severity of the monsoons.

       Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.


       Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser or a Sub-Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

       Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

       Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depository Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.


       Investments in emerging markets can be subject to a number of types of taxes which vary by country, change frequently, and are sometime defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of the Fund. Certain foreign governments can also require a foreign investor to file an income tax return and pay the local tax through estimated tax payments, or pay with the tax return. Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts which are converted from the foreign currency to the investor's currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction. Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (e.g., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (e.g., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad, Tobago, and Zimbabwe). Although such a fee does not generally exceeded 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (e.g., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities which occur in a particular foreign market. These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (e.g., Switzerland, South Korea, Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchaser as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.

       Short Sales. The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

       When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

       If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

       To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. Government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.


       Options. Writing Covered Call Options. Each Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Adviser's or a Sub-Adviser's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.


       A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

       Each Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which the Fund holds a covered call position.

       Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

       The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Adviser or a Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.


       Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

       Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

       A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

       Writing Covered Put Options. Each Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.


       A Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Adviser or a Sub-Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.


       Purchasing Put Options. Each Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

       Each Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Adviser or a Sub-Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.


       Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

       Purchasing Call Options. Each Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

       Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

       Dealer (Over-the-Counter) Options. Each Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

       Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

       The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

       Futures Contracts. Transactions in Futures. Each Fund may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").


       Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Adviser or Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.


       Interest rate or currency futures contracts may be used to manage a Fund's exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

       A Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

       Regulatory Limitations. A Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

       A Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options". This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

       A Fund's use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. Government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

       If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, each Fund would comply with such new restrictions.

       Trading in Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

       Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

       If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

       These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Each Fund expects to earn interest income on its margin deposits.

       Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

       For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

       Special Risks of Transactions in Futures Contracts. Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

       Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

       Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

       Liquidity. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

       Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under "Special Risks of Transactions in Options on Futures Contracts." In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.


       Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

       Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser's or Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser and each Sub-Adviser believe that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

       In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser or Sub-Adviser might not result in a successful hedging transaction over a very short time period.


       Options on Futures Contracts. Each Fund may purchase and sell options on the same types of futures in which it may invest.

       Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

       As an alternative to writing or purchasing call and put options on stock index futures, each Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

       Special Risks of Transactions in Options on Futures Contracts. The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

       Additional Futures and Options Contracts. Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

       Foreign Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

       Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

       Each Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.


       Second, when the Adviser or Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund's exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where appropriate, a Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, each of the Adviser and Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

       Each Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

       At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

       If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


       Each Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or a Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.


       Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

       Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. Each Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are Section 1256 contracts and may result in the Fund entering into straddles.

       Open Section 1256 contracts at fiscal year end will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

       Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option will not include the period of time the option is outstanding.

       Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

       In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.

       Swap Agreements. Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

       Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's or Sub-Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser or Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


       Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person. or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

       Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund's policies regarding the quality of debt securities.

       Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

       Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on the Adviser's or Sub-Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.


       A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

       Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

       Each Fund limits the amount of total assets that it will invest in any one issuer or, except for the Strategic Natural Resources Fund and the Info-Tech & Communications Fund, in issuers within the same industry (see each Fund's investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

MANAGEMENT OF THE TRUST

Trustees and Officers

       Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.


                                           Position with the Trust and
Name, Age and                              Principal Occupation within
Business Address                   Age     the Past Five Years
----------------                   ---     -------------------

Ronald Altbach                     51      Trustee of the Trust.  Chairman, Paul Sebastian, Inc. (perfume
1540 West Park Avenue                      distributor) (1994 - present); President, Olcott Corporation
Ocean, New Jersey 07712                    (perfume distributor) (1992 - 1994).

*Thomas T. Bachmann                52      Trustee of the Trust.  Chairman, Orbitex Management Ltd.
Maritime House                             (investment management) (1986 - present).
Frederick Street
Nassau, Bahamas

*Otto J. Felber                    65      Trustee of the Trust. President of Felcom Capital, Corp. (1985 -
250 Bloor Street East                      present); President and Vice-Chairman, Altamira Management Ltd.
Suite 300                                  (investment management) (1987 - 1997).
Toronto, Ontario
Canada M4W 1E6

Robert F. Raucci                   43      Trustee of the Trust.  President, RAM Investment Corp.
599 Lexington Avenue                       (investment management) (1994 - present); Vice President,
New York, NY 10022                         Alliance Capital Management Corp. (investment management) (1985 -
                                           1994).

*James L. Nelson                   48      Trustee, President, Assistant Treasurer and Assistant Secretary
410 Park Avenue                            of the Trust.  Director and Chief Executive Officer, Orbitex
New York, NY 10022                         Management, Inc., Chief Executive Officer and President, Orbitex,
                                           Inc. (business development) (1995 - present); President, AVIC
                                           Group International (communications) (1993 - 1995); President,
                                           Eaglescliff Corporation (consulting) (1986 - present).

Mark Breault                       30      Secretary of the Trust.  Vice President - Operations, Orbitex
410 Park Avenue                            Management, Inc. (1996 - present); Vice President, State Street
New York, NY 10022                         Bank and Trust Company (1991 - 1996).


       Each Trustee of the Trust who is not an interested person of the Trust or Adviser or Sub-Adviser receives an annual fee of $5,000. The Trust also reimburses each such Trustee for travel and other expenses incurred in attending such meetings.

       As of January 31, 1998, Trustees and officers of the Trust, as a group, owned less than 1% of the Strategic Natural Resources Fund, the Info-Tech and Communications Fund, the Growth Fund and the Asian High Yield Fund, and 83.13% of the Asian Select Advisers Fund.


PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 1998 the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds listed because they possessed voting or investment power with respect to such shares:


Strategic Natural Resources Fund                            Asian Select Advisers
Sidney Kimmel          26.89%                               Konrad Krill               83.13%
c/o Cones Apparel Group                                     138 Weston Ave.
1411 Broadway 21st Floor                                    Chatham, New Jersey 07928-2256
New York, New York 10018-3403

Westmount Investments, LTD 41.04%                           Orbitex Management, Inc.          16.62%
Maritime House 2nd Floor                                    400 Park Ave.
PO Box N-9932                                               New York, New York 10022
Nassau, BAHAMAS


Info-Tech and Communications                                Asian High Yield Fund

Cresta LTD                          96.12%                  Bank J. Vontobel & Co            16.91%
Maritime House, Frederick Street                            Bahnhofster 3
PO Box N-9932                                               CH-8022 Zurich Switzerland
Nassau, BAHAMAS

Orbitex Growth Fund                                         SEMA & Co.        56.05%
                                                            100 Wall Street
                                                            New York, NY 10005-3701
Cresta LTD                          94.49%
Maritime House, Frederick Street                            Egger & Co.          16.60%
PO Box N-9932                                               c/o Chase Manhattan Bank,Attn: Mutual Funds Dept.
Nassau, BAHAMAS                                             4 New York Plaza 13th Floor
                                                            New York, NY 10004-2413



INVESTMENT MANAGEMENT AND OTHER SERVICES


Adviser

       Orbitex Management, Inc., 410 Park Avenue, New York, NY 10022, serves as the Adviser of each Fund pursuant to an Investment Advisory Agreement that has been approved by the Board, including a majority of the independent Trustees. The initial term of the Investment Advisory Agreement is two years. However, the Investment Advisory Agreement may continue in effect from year to year if approved at least annually by a vote of a majority of the Board (including a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of the particular Fund.

       The directors and the principal executive officers of the Adviser are:
Otto J. Felber, Director and James L. Nelson, Director and Chief Executive Officer. The Adviser is a subsidiary of Orbitex, Inc., a business development firm.

       In addition to the duties set forth in the Prospectus under "How the Trust is Managed - Adviser", the Adviser, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities or to cause or permit the Sub-Advisers to engage in the following activities on behalf of the Trust: (i) develop a continuing program for the management of the assets of each Fund; (ii) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (iii) place orders and negotiate the commissions for the execution of transactions in securities with or through broker-dealers, underwriters, or issuers; (iv) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (v) obtain and evaluate business and financial information in connection with the exercise of its duties.

       Subject to policies established by the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of each Fund, the Adviser manages the operations of the Funds. In addition to providing advisory services, the Adviser furnishes the Funds with office space and certain facilities and personnel required for conducting the business of the Funds.

       The Trust has agreed that the word "Orbitex" in its name is derived from the name of the Adviser; that such name is the property of the Adviser for copyrights and/or other purposes; and that therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Trust has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Trust will, unless the Adviser otherwise consents, promptly take all steps necessary to change its name to one which does not include "Orbitex."

Sub-Advisers

       Each of the Sub-Advisers described in the Prospectus serves as sub-adviser to one or more of the Funds pursuant to separate Sub-Advisory Agreements by and among the Trust on behalf of the applicable Fund, the Advisor and the Sub-Adviser.

       In addition to the duties set forth in the Prospectus, each Sub-Adviser, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions with respect to a particular Fund or its segment of a particular Fund: (1) formulate and implement a continuing investment program for use in managing the assets and resources of each Fund in a manner consistent with each Fund's investment objective, policies, and restrictions, which program may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of each Fund's assets in accordance with (a) applicable law, (b) each Fund's investment objective, policies, and restrictions as provided in the Trust's Prospectus and Statement of Additional Information, as amended from time to time, (c) provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), relating to regulated investment companies, and (d) such other limitations as the Board of Trustees of the Trust may impose by written notice; (3) make all determinations as to the purchase or sale of portfolio securities, including advising the Board of Trustees of the Trust as to certain matters involving each Fund's portfolio securities that are not in the nature of investment decisions;
(4) buy, sell, exchange, convert for each Fund's use, and otherwise trade in portfolio securities and other assets; (5) furnish to the Board of Trustees of the Trust periodic reports concerning the Sub-Adviser's economic outlook and investment strategy, as well as information concerning each Fund's portfolio activity and investment performance; (6) place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers, and negotiate the commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers selected by the Sub-Adviser; (7) obtain and evaluate business and financial information in connection with the exercise of its duties; (8) determine the creditworthiness of the issuers, obligors, or guarantors of portfolio securities; and (9) evaluate the creditworthiness of any entities with which the Fund proposes to engage in repurchase transactions.

ADMINISTRATOR

       State Street is the administrator of the Trust. State Street is a Massachusetts trust company with a principal office at 225 Franklin Street, Boston, Massachusetts 02111. State Street serves as administrator of other mutual funds.


       Pursuant to the Administration Agreement with the Trust, State Street provides all administrative services reasonably necessary for the Trust, other than those provided by the Adviser, subject to the supervision of the Board of Trustees of the Trust.


       Under the Administration Agreement with the Trust, State Street provides administrative services including, without limitation: (i) services of personnel competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Trust; (ii) maintaining the Trust's books and records (other than financial and accounting books and records and records maintained by the Trust's custodian or transfer agent); (iii) overseeing the Trust's insurance relationships; (iv) preparing or assisting in the preparation of all required tax returns, proxy statements and reports to the Trust's shareholders and Trustees and reports to and filings with the SEC and any other governmental agency; (v) preparing or assisting in the preparation of such notices and reports as may be necessary to offer and sell the Trust's shares under applicable state securities laws; (vi) preparing or assisting in the preparation of, and coordinating the distribution of all materials for meetings of the Board of Trustees of the Trust; (vii) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus; (viii) monitoring the calculation of all income and expense accruals, sales and redemptions of capital shares outstanding by the Trust's custodian; (ix) evaluating expenses, projecting future expenses, and processing payments of expenses; and (x) monitoring and evaluating performance of accounting and related services by the Trust's custodian.

       The Agreement is terminable at any time by the Trust or State Street on sixty days' written notice. If the Trust terminates the Agreement within three years of its effective date, the Fund must reimburse State Street for any fees waived by State Street.

CUSTODIAN


       State Street serves as the custodian of the Trust's assets pursuant to a Custodian Contract by and between State Street and the Trust. State Street's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. Pursuant to the Custodian Contract, State Street also provides certain accounting and pricing services to the Trust, including calculating the daily net asset value per share for each Fund; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser and Sub-Advisers; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Trust. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.

TRANSFER AGENT SERVICES

       State Street provides transfer agent and dividend disbursing services to each Fund pursuant to the terms of a Transfer Agency and Service Agreement by and between State Street and the Trust.

DISTRIBUTION OF SHARES

       Funds Distributor, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor's principal business address is 60 State Street, Boston, Massachusetts 02108.


       Under the terms of the Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Rule 12b-1 Plan"), the Distributor receives front-end or contingent deferred sales commissions or sales loads on Class A and Class B Shares and fees for providing services to the Class A and Class B Shares of each Fund under the Distribution Agreements. In addition, pursuant to the Rule 12b-1 Plan, each of the Funds are authorized to use a portion of their assets attributable to the Class A and Class B Shares to finance certain activities relating to the distribution of their shares to investors.

       Each Fund is authorized to pay the Distributor quarterly at a rate equal to an annualized rate of .30% (in the case of the Asian High Yield Fund) and
 .40% (in the case of the other Funds) of the average daily net assets of the Fund during that quarter. A Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plan and Agreement authorizes payments to the Distributor as compensation for providing account maintenance services to investors in the Class A and Class B Shares of the Fund, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. Each Fund will bear its own costs of distribution with respect to its Class A Shares.

       The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of the Class A and Class B Shares of the Funds and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients, answering routine inquiries concerning a Fund; assisting in the establishment and maintenance of accounts or sub-accounts in a Fund and in processing purchase and redemption transactions; making a Fund's investment plans and shareholder services available; and providing such other information and services to investors in shares of a Fund as the Distributor or the Trust, on behalf of a Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.


       The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, which the Trustees will review, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and Agreement and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

       The initial term of each the Rule 12b-1 Plan and Agreement is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plans and Agreements ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plans and Agreements. The Rule 12b-1 Plans and Agreements may be terminated at any time by the Trust or any Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting Class A or B Shares of the Trust or the affected Fund. The Rule 12b-1 Plans and Agreements will terminate automatically in the event of their assignment (as defined in the 1940
Act).

       The Rule 12b-1 Plans and Agreements may not be amended to increase materially the amount of the Distributor's compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan and Agreement. During the term of the Rule 12b-1 Plans and Agreements, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plans and Agreements, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

       Any agreement related to a Rule 12b-1 Plan and Agreement will be in writing and provide that: (a) it may be terminated by the Trust or a Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the affected Fund;
(b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.


BROKERAGE ALLOCATION AND OTHER PRACTICES


       Subject to the general supervision of the Board of Trustees of the Trust, the Adviser and Sub-Advisers are responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser and Sub-Advisers are also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

       In purchasing and selling each Fund's portfolio securities, it is the Adviser's and each Sub-Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Fund's portfolio transactions, considerations is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or a Sub-Adviser or the Funds. It is not the policy of the Adviser or Sub-Advisers to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

       Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

       For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.


       With respect to equity and fixed income securities, the Adviser and Sub-Advisers may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. The Adviser and Sub-Advisers may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

       The Adviser and Sub-Advisers receive a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund's portfolio is likely to be invested. The Adviser and Sub-Advisers cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Adviser and Sub-Advisers may be relieved of expenses which they might otherwise bear. In some cases, research services are generated by third parties but are provided to the Adviser and Sub-Advisers by or through brokers.

       Certain broker-dealers which provide quality execution services also furnish research services to the Adviser and Sub-Advisers. The Adviser and Sub-Advisers have adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment advisor to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, the Adviser and Sub-Advisers may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. The Advisor may also consider sales of the Funds' Shares as a factor in the selection of broker-dealers.

       Portfolio securities will not be purchased from or sold to the Adviser, Sub-Advisers, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

       The Sub-Advisers currently provide investment advice to private advisory accounts that have investment objectives and programs similar to the Trust. Accordingly, occasions may arise when a Sub-Adviser may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of the Trust and other accounts.

       On those occasions when such simultaneous investment decisions are made, the Sub-Adviser will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Board of Trustees of the Trust. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, the Sub-Adviser will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity. Such procedures may, in certain instances, be either advantageous or disadvantageous to the Trust.


PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED

       Letter of Intent. In submitting a Letter of Intent to purchase Class A Shares of the Funds at a reduced sales charge, the investor agrees to the terms of the Prospectus, the Applications used to buy such shares, and the language in this Statement of Additional Information as to Letters of Intent, as they may be amended from time to time by the Trust. Such amendments will apply automatically to existing Letters of Intent.

       A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A Shares of one or more of the Funds during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The investor states the intention to make the aggregate amount of purchases (excluding any reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter to obtain the reduced sales charge rate (as set forth in "How To Purchase Shares" in the Prospectus) applicable to purchases of shares in that amount (the "intended amount"). Each purchase under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended amount, as described in the Prospectus.

       In submitting a Letter, the investor makes no commitment to purchase Class A Shares, but if the investor's purchases of Class A Shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of such Fund shares on the last day of that period, do not equal or exceed the intended amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below, as those terms may be amended from time to time. The investor agrees that shares equal in value to 5% of the intended amount will be held in escrow by the Trust's transfer agent subject to the Terms of Escrow.

       If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

       In determining the total amount of purchases made under a Letter, Class A Shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to refer to the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

Terms of Escrow

       1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, Class A Shares of the Fund equal in value to 5% of the intended amount specified in the Letter shall be held in escrow by the Fund's transfer agent. For example, if the intended amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

       2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

       3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

       4. By signing the Letter, the investor irrevocably constitutes and appoints the transfer agent of the Trust as attorney-in-fact to surrender for redemption any or all escrowed shares.

       5. Shares held in escrow hereunder will automatically be exchanged for shares of another Fund to which an exchange is requested, and the escrow will be transferred to that other Fund.

       In-Kind. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Funds, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, have filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board of Trustees of the Trust deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not anticipate making redemptions-in-kind.

       The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

SHAREHOLDER SERVICES

       Systematic Withdrawal Program. A shareholder owning or purchasing shares of any Fund having a total value of $10,000 or more may participate in a systematic withdrawal program providing regular monthly or quarterly payments. An application form containing details of the Systematic Withdrawal Program is available upon request from the Funds' transfer agent. The Program is voluntary and may be terminated at any time by the shareholders.

       Income dividends and capital gain distributions on shares of the Funds held in a Systematic Withdrawal Program are automatically reinvested in additional shares of the relevant Fund at net asset value. A Systematic Withdrawal Program is not an annuity and does not and cannot protect against loss in declining markets. Amounts paid to a shareholder from the Systematic Withdrawal Program represents the proceeds from redemptions of Fund shares, and the value of the shareholder's investment in a Fund will be reduced to the extent that the payments exceed any increase in the aggregate value of the shareholder's shares (including shares purchased through reinvestment of dividends and distributions). If a shareholder receives payments that are greater than the appreciation in value of his or her shares, plus the income earned on the shares, the shareholder may eventually withdraw his or her entire account balance. This will occur more rapidly in a declining market. For tax purposes, depending upon the shareholder's cost basis and date of purchase, each withdrawal will result in a capital gain or loss. See "Dividends, Distributions and Taxes" in this SAI and in the Funds' Prospectus.

       The Funds offer certain shareholder services, which are designed to facilitate investment in their shares. Each of the options is described in the Funds' Prospectus. All of these special services may be terminated by either the Funds or the shareholder without any prior written notice.

       Systematic Exchange Program. The Systematic Exchange Program allows you to make regular, systematic exchanges from one Orbitex Fund account into another Orbitex Fund account. By setting up the program, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Fund. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

       To participate in the Systematic Exchange Program, you must have an initial account balance of $10,000 in the first account and at least $1,000 in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the program will be terminated. You may also terminate the program by calling or writing the Fund. Once participation in the program has been terminated for any reason, to reinstate the program you must do so in writing; simply investing additional funds will not reinstate the program.

DETERMINATION OF NET ASSET VALUE

       The net asset value per share of a Fund will be determined for each class of shares. The net asset value per share of a given class of shares of a Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares in conformance with the provisions of the plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act., and dividing the result by the number of shares of such class outstanding. The net asset value of shares of each class of each Fund is normally calculated as of the close of trading on the NYSE on every day the NYSE is open for trading. The NYSE is open Monday through Friday except on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the different classes of shares is expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.


       Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at prices obtained from an independent pricing service. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser or a Sub-Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used.


       Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

       Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

TAXES

       Each Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code. In general, to qualify as a
RIC: (a) at least 90% of the gross income of a Fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) a Fund must distribute to its shareholders 90% of its ordinary income and net short-term capital gains; and (c) a Fund must diversity its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

       In addition, each Fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and at least 98% of its net capital gain (as of the twelve months ended October 31), in order to avoid a federal excise tax. Each Fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a Fund's ordinary income and net capital gain are taxable as such to shareholders in the year in which they are received except dividends declared in October, November and December to the shareholders of record on a specified date in such a month and paid in January of the following year are taxable in the previous year.

       A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of net capital gain reflects a Fund's excess of net long-term gains over its net short-term losses. Each Fund must designate distributions of net capital gain and must notify shareholders of this designation within sixty days after the close of the Trust's taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for distributions of net capital gain.

       Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. Adjustments to reflect these gains and losses will be made at the end of each Fund's taxable year.

       At the time of purchase, each Fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

       Income received by each Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Internal Revenue Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of any foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to:
(i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

       The Strategic Natural Resources Fund, the Asian High Yield Fund and the Asian Select Advisers Fund intend to meet the requirements of the Internal Revenue Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that they will be able to do so. Shareholders of such Funds will be notified within 60 days after the close of each taxable year of a Fund, if that Fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Internal Revenue Code, will not be affected by any such "pass through" of foreign tax credits.


       If, in any taxable year, a Fund should not qualify as a RIC under the Internal Revenue Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends paid or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and may qualify for the deduction for dividends received by corporations.

       Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign passive investment entities described in the Internal Revenue Code as passive foreign investment companies ("PFIC"), the Fund will be subject to U.S. federal income tax on a portion of any "excess distribution" (the Fund's ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund's holding period, if shorter, and any gain from the disposition of such shares) even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such "excess distributions." If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Internal Revenue Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC's ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund.

       Pursuant to legislation enacted on August 5, 1997 any taxpayer holding shares of "marketable" PFICs may make an election to mark that stock to market at the close of the taxpayer's taxable year. A Fund making an irrevocable election will mark its PFICs to market at taxable year-end for income tax purposes and at October 31 for purposes of the excise tax minimum distribution requirements of Code Section 4982. This provision is effective for taxable years of U.S. persons beginning after December 31, 1997.

ORGANIZATION OF THE TRUST

       As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.


       Costs incurred by the Funds in connection with their organization, estimated at $15,000 for each Fund, will be amortized on a straight line basis over a five year period beginning at the commencement of operations of each Funds. In the event that any of the initial shares of the Funds are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares outstanding at the time of such redemption.


PERFORMANCE INFORMATION ABOUT THE FUNDS

Total Return Calculations


       Each Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. Average annual total return will be calculated separately for Class A, Class B, and Class I Shares. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by then current net asset value of that Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:


           1/n
T = (ERV/P)    - 1

where T equals average annual total return; where ERV, the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period; where P equals a hypothetical initial payment of $1,000; and where n equals the number of years.

       Each Fund, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that Fund. Cumulative total return is calculated by finding the compound rates of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) - 1

Where:

      C   = Cumulative Total Return
      P   = a hypothetical initial investment of $1,000
      ERV = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Yield Calculation.

       In addition to providing cumulative total return information, the Asian High Yield Fund may also illustrate its performance by providing information concerning its yield. Yield will be calculated separately for each class of shares of the Fund.

       The Fund's yield is based on a specified 30-day (or one month) period and is computed by dividing the net investment income per share earned during the specified period by the maximum offering price (i.e., net asset value) per share on the last day of the specified period, and annualizing the net results according to the following formula:

                   6
YIELD = 2[(a-b + 1)  - 1]
           ---
           cd

Where:
              a = dividends and interest earned during the period.
              b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
              d = the maximum offering price per share on the last day of the period.

       Yield fluctuations may reflect changes in the Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect its yield. Accordingly, the Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of the Fund's future yield. The Fund's yield is not guaranteed, and its principal is not insured.

       From time to time, in reports and promotional literature, each Fund's performance may be compared to: (1) other groups of mutual funds tracked by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as Business Week, Money Magazine, and Barron's, which provide similar information; (2) the Consumer Price Index (measure for inflation), which may be used to assess the real rate of return from an investment in each Fund; (3) other Government statistics such as GNP, and net import and export figures derived from Governmental publications, e.g., The Survey of Current Business, which may be used to illustrate investment attributes of each Fund or the general economic, business, investment, or financial environment in which each Fund operates; (4) Alexander Steele's Mutual Fund Expert, a tracking service which ranks various mutual funds according to their performance; and (5) Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar's rankings are calculated using the mutual fund's average annual returns for a certain period and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five star (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

       In addition, the performance of the Funds may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of a Fund's holdings.

       The performance of the indices that may be used as benchmarks for each Fund's performance, unlike the returns of the Funds, do not include the effect of paying brokerage costs (for equity securities) and other transaction costs that investors normally incur when investing directly in the securities in those indices.

       The Trust may also illustrate a particular Fund's investment returns or returns in general by graphs and charts, that compare, at various points in time, the return from an investment in the particular Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the same return on a taxable basis.

INDEPENDENT ACCOUNTANTS

       Price Waterhouse LLP whose address is 160 Federal Street, Boston, Massachusetts 02110 serves as the Trust's Independent Accountants providing services including (1) audit of annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of the Funds.

LEGAL MATTERS

       Legal advice regarding certain matters relating to the federal securities laws applicable to the Trust and the offer and sale of its shares has been provided by Rogers & Wells, 200 Park Avenue, New York, New York 10166, which serves as Counsel to the Trust.

FINANCIAL STATEMENTS

       Following are (1) the Schedules of Investments for the Orbitex Group of Funds as of January 31, 1998, (2) the Statements of Changes in Net Assets as of January 1, 1998, (3) the Statements of Operations as of January 31, 1998, (4) the Statements of Assets and Liabilities as of January 1, 1998, (5) the Financial Highlights as of January 31, 1998 and (6) the Notes to the Financial Statements. The following financial statements are unaudited. The West Coast Fund is not included as there were no shares of the Fund outstanding during the period ending January 31, 1998.

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS
January 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
                                                                        Market
                                                         Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 94.05%
Aluminum - 1.87%
     Alumax, Inc. (a) ...............................      2,000       $ 69,625
                                                                       --------
Chemicals - 7.03%
     Dow Chemical Co. ...............................        700         63,000
     Du Pont (E.I.) de Nemours and Co. ..............      1,200         67,950
     FMC Corp. (a) ..................................      1,000         67,250
     Lyondell Petrochemical Co.......................      2,500         63,750
                                                                       --------
                                                                        261,950
                                                                       --------
Domestic Oil - 4.28%
     Amerada Hess Corp. .............................      1,500         82,031
     Pennzoil Co. ...................................      1,200         77,550
                                                                       --------
                                                                        159,581
                                                                       --------
Electric Utilities - 8.29%
     Cinergy Corp. ..................................      5,000        173,425
     St. Joseph Light & Power Co. ...................      7,500        135,469
                                                                       --------
                                                                        308,894
                                                                       --------
Gas & Pipeline Utilities - 4.09%
     Enron Corp. ....................................      1,000         41,438
     Providence Energy Corp. ........................      5,000        110,837
                                                                       --------
                                                                        152,275
                                                                       --------

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS (continued)
January 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
                                                                        Market
                                                         Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 94.05%
International Oil - 5.84%
     Exxon Corp. ....................................      1,200       $ 71,175
     Mobil Corp. ....................................      1,000         68,125
     Texaco, Inc. ...................................      1,500         78,094
                                                                       --------
                                                                        217,394
                                                                       --------
Mining - 6.92%
     Barrick Gold Corp. .............................      4,000         77,500
     Compania De Minas Buenaventura SA ..............      3,500         41,562
     Getchell Gold Corp. (a) ........................      2,000         51,000
     Newmont Mining Corp. ...........................      2,000         57,000
     TVX Gold, Inc. (a) .............................     10,000         30,625
                                                                       --------
                                                                        257,687
                                                                       --------
Natural Gas- 3.60%
     Canadian 88 Energy Corp. (a) ...................     20,000         74,189
     Renaissance Energy Ltd. (a) ....................      3,000         59,969
                                                                       --------
                                                                        134,158
                                                                       --------
Oil & Gas Drilling - 3.22%
     Marine Drilling Co., Inc. (a) ..................      4,000         72,000
     Noble Drilling Corp. (a) .......................      1,800         48,150
                                                                       --------
                                                                        120,150
                                                                       --------
Oil & Gas Exploration & Production - 22.82%
     Anadarko Petroleum Corp. .......................      1,500         88,500
     Anderson Exploration Ltd. (a) ..................      5,000         51,176
     Coho Energy, Inc. (a) ..........................      8,000         65,500
     Edge Petroleum Corp. (a) .......................      6,000         65,625
     EEX Corp. (a) ..................................      9,000         75,938
     Forcenergy, Inc. (a) ...........................      2,500         55,781
     Mallon Resources Corp. (a) .....................      5,000         39,375
     Noble Affiliates, Inc. .........................      2,000         72,750
     Oryx Energy Co. (a) ............................      2,500         60,000
     Pacalta Resources Ltd. (a) .....................      3,800         26,495
     Pogo Producing Co. .............................      1,500         42,563
     Ranger Oil Ltd. ................................     10,000         59,375
     Santa Fe Energy Resources, Inc. ................      6,000         63,000
     Triton Energy Ltd. (a) .........................      3,000         83,812
                                                                       --------
                                                                        849,890
                                                                       --------
Oil Field Machine & Equipment Manufacturing - 4.87%
     Cooper Cameron Corp. (a) .......................        500         25,719
     Global Industries, Inc. (a) ....................      5,000         73,750
     Varco International, Inc. (a) ..................      4,000         82,000
                                                                       --------
                                                                        181,469
                                                                       --------

STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
January 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
                                                        Shares or      Market
                                                    Principal Amount    Value
--------------------------------------------------------------------------------
COMMON STOCKS - (Continued)
Oil Field Service - 7.25%
     Baker Hughes, Inc. .............................      1,500     $   57,844
     Schlumberger Ltd. ..............................      1,000         73,687
     Shaw Group, Inc. (a) ...........................      2,000         43,875
     Stolt Comex Seaway, SA (a) .....................      1,500         32,250
     Western Atlas, Inc. ............................      1,000         62,313
                                                                     ----------
                                                                        269,969
                                                                     ----------
Paper & Related Products - 8.19%
     Champion International Corp. ...................      1,500         76,781
     Louisiana-Pacific Corp. ........................      3,000         60,188
     Union Camp Corp. ...............................      1,200         68,625
     Weyerhaeuser Co. ...............................      2,000         99,625
                                                                     ----------
                                                                        305,219
                                                                     ----------
Petroleum Services - 1.49%
     Veritas DGC, Inc. (a) ..........................      1,500         55,406
                                                                     ----------
Pollution Control - 1.48%
     USA Waste Services, Inc. (a) ...................      1,500         55,125
                                                                     ----------
Steel - 2.81%
     AK Steel Holding Corp. .........................      2,500         44,687
     Steel Dynamics, Inc. (a) .......................      3,000         60,000
                                                                     ----------
TOTAL COMMON STOCKS - (Cost $3,460,139)                              $3,503,479
                                                                     ----------
SHORT TERM INVESTMENT - 19.27%
     United States Treasury Bill, 4.51%,
     2/5/1998 (b) ...................................   $718,000     $  717,641
                                                                     ----------
TOTAL SHORT TERM INVESTMENT - (Cost $717,641)                        $  717,641
                                                                     ----------
Total Investments (Cost $4,177,780) - 113.32%                         4,221,120
Other Assets Less Liabilities - (13.32)%                               (496,103)
                                                                     ----------
Net Assets - 100.00%                                                 $3,725,017
                                                                     ==========


(a) Non-Income producing security.
(b) Rate represents annualized yield at date of purchase.

INFO-TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS
January 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
                                                                        Market
                                                         Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 95.26%
Communication Services - 7.03%
     American Communications Services (a) ...........        900         $14,063
     Metronet Communications Corp. (a) ..............      1,000          21,156
                                                                     -----------
                                                                          35,219
                                                                     -----------
Computers & Business Equipment - 3.77%
     Cisco Systems, Inc. (a) ........................        300          18,919
                                                                     -----------
Electronics - 8.83%
     Advanced Fibre Communications (a) ..............        700          20,825
     Lexmark International Group, Inc. (a) ..........        600          23,438
                                                                     -----------
                                                                          44,263
                                                                     -----------
Networking - 3.80%
     Bay Networks, Inc. (a) .........................        700          19,031
                                                                     -----------
Telecommunications Equipment - 19.67%
     Lucent Technologies, Inc. ......................        200          17,700
     Nokia Corp. ....................................        200          15,200
     Northern Telecom Ltd. ..........................        400          18,050
     Pairgain Technologies, Inc. (a) ................      1,200          22,050
     Tellabs, Inc. (a) ..............................        500          25,594
                                                                     -----------
                                                                          98,594
                                                                     -----------
Telecommunications Services - 11.53%
     At Home Corp. (a) ..............................        900          20,812
     BCE, Inc. ......................................        500          15,625
     Tel-Save Holdings, Inc. (a) ....................        900          21,375
                                                                     -----------
                                                                          57,812
                                                                     -----------
Telephone - 36.71%
     AT&T Corp. .....................................        400          25,050
     Bell Atlantic Corp. ............................        300          27,769
     NEXTLINK Communications, Inc. (a) ..............        800          19,900
     Powertel, Inc. (a) .............................      1,000          20,500
     SBC Communications, Inc. .......................        300          23,325
     Sprint Corp. ...................................        400          23,750
     Telecomunicacoes Brasileiras ...................        200          22,200
     WorldCom, Inc. .................................        600          21,487
                                                                     -----------
                                                                         183,981
                                                                     -----------
Unit Investment Trust - 3.92%
     SPDR Trust Series 1 ............................        200          19,656
                                                                     -----------
TOTAL COMMON STOCKS - (Cost $449,812)                                $   477,475
                                                                     -----------

INFO-TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
January 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
                                                            Principal   Market
                                                             Amount      Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENT - 41.28%
     United States Treasury Bill, 4.51%, 2/5/1998 (b) ...    207,000   $206,897
                                                                      ---------
TOTAL SHORT TERM INVESTMENT - (Cost $206,897)                          $206,897
                                                                      ---------
Total Investments (Cost $656,709) - 136.54%                             684,372
Other Assets Less Liabilities - (36.54)%                               (183,140)
                                                                      ---------
Net Assets - 100.00%                                                  $ 501,232
                                                                      =========


(a) Non-Income producing security.
(b) Rate represents annualized yield at date of purchase.

GROWTH FUND
SCHEDULE OF INVESTMENTS
January 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
                                                                        Market
                                                         Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 86.81%
Air Travel - 2.35%
     AMR Corp. (a) ..................................        100       $ 12,625
                                                                       --------
Banks - 13.44%
     AmSouth Bancorporation .........................        300         16,200
     Comerica, Inc. .................................        100          9,438
     FirstFed Financial Corp. (a) ...................        500         17,562
     Fleet Financial Group, Inc. ....................        200         14,325
     Norwest Corp. ..................................        100          3,650
     U.S. Bancorp ...................................        100         10,950
                                                                       --------
                                                                         72,125
                                                                       --------
Building Construction - 3.51%
     Centex Corp. ...................................        300         18,825
                                                                       --------
Chemicals - 3.28%
     Goodrich (B.F.) Co. ............................        420         17,614
                                                                       --------
Computers & Business Equipment - 7.20%
     Cisco Systems, Inc. (a) ........................        300         18,919
     International Business Machines ................        200         19,737
                                                                       --------
                                                                         38,656
                                                                       --------
Containers & Glass - 3.34%
     ZERO Corp. .....................................        700         17,938
                                                                       --------
Drugs & Health Care - 6.38%
     Cellegy Pharmaceuticals, Inc. (a) ..............      2,600         18,525
     Healthsouth Corp. (a) ..........................        700         15,706
                                                                       --------
                                                                         34,231
                                                                       --------
Electronics - 4.37%
     Lexmark International Group, Inc. (a) ..........        600         23,438
                                                                       --------
Financial Services - 3.69%
     Travelers Group, Inc. ..........................        400         19,800
                                                                       --------
Food & Beverages - 4.93%
     International Home Foods, Inc. (a) .............      1,000         26,438
                                                                       --------
Insurance - 1.67%
     MedPartners, Inc. (a) ..........................        900          8,944
                                                                       --------
Lease Rental Obligations - 4.45%
     United Rentals, Inc. (a) .......................      1,000         23,875
                                                                       --------
Machinery - 3.73%
     Tokheim Corp. (a) ..............................      1,000         20,000
                                                                       --------

GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
January 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
                                                                        Market
                                                         Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - (Continued)
Unit Investment Trust - 3.66%
     SPDR Trust Series 1 ............................        200      $  19,656
                                                                      ---------
Retail - 8.78%
     Longs Drug Stores Corp. ........................        600         17,362
     Ross Stores, Inc. ..............................        200          6,500
     Viking Office Products, Inc. (a) ...............      1,000         23,250
                                                                      ---------
                                                                         47,112
                                                                      ---------
Software - 4.46%
     Computer Associate International, Inc. .........        450         23,934
                                                                      ---------
Telephone - 7.57%
     AT&T Corp. .....................................        400         25,050
     SBC Communications, Inc. .......................        200         15,550
                                                                      ---------
                                                                         40,600
                                                                      ---------
TOTAL COMMON STOCKS - (Cost $461,849)                                 $ 465,811
                                                                      ---------
Total Investments (Cost $461,849) - 86.81%                              465,811
Other Assets Less Liabilities - 13.19%                                   70,755
                                                                      ---------
Net Assets - 100.00%                                                  $ 536,566
                                                                      =========


(a) Non-Income producing security.

ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
January 31, 1998 (Unaudited)

-----------------------------------------------------------------------------------------------------------
                                                                              Principal            Market
                                                                               Amount               Value
-----------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES - 80.30%
China - 3.82%
Finance - 1.87%
     Guangdong International Trust & Investment Corp., 8.750% due
        10/24/2016 (a).....................................................     50,000           $  41,687
                                                                                                 ---------
Municipal - 1.95%
     Zhuhai Highway Co., Ltd., 11.500% due 7/1/2008 (a) ...................     50,000              43,500
                                                                                                 ---------
India - 9.59%
Energy - 7.57%
     Tata Electric Co., 7.875% due 8/19/2007 (a)...........................    200,000             168,700
                                                                                                 ---------
Industrials - 2.02%
     Reliance Industries, Ltd., 8.125% due 9/27/2005 (a)...................     50,000              45,000
                                                                                                 ---------
Indonesia - 3.92%
Food, Beverage & Tobacco - 1.30%
     Sampoerna International Financial Co., 8.375% due 6/15/2006 (a).......     50,000              29,000
                                                                                                 ---------
Retail - 2.62%
     Matahari International Financial Co., 11.250% due 3/15/2001 (a) ......     90,000              58,500
                                                                                                 ---------
Korea - 23.55%
Banks - 4.25%
     Korea Development Bank, 7.000% due 7/15/1999 .........................    100,000              94,750
                                                                                                 ---------
Energy - 3.41%
     Korea Electric Power Corp., 6.375% due 12/1/2003 .....................     90,000              76,050
                                                                                                 ---------
Industrials - 8.00%
     Pohang Iron & Steel, Ltd., 7.500% due 8/1/2002 .......................    200,000             178,250
                                                                                                 ---------
Telephone - 7.89%
     SK Telecom Co., Ltd., 7.750% due 4/29/2004 ...........................    200,000             175,750
                                                                                                 ---------
Malaysia - 4.14%
Industrials - 4.14%
     Petroliam Nasional Berhad, 7.125% due 8/15/2005 (a)...................    100,000              92,200
                                                                                                 ---------
Philippines - 16.98%
Energy - 4.20%
     Ce Casecnan Water & Energy, Inc., Senior Note, 11.450% due
        11/15/2005 ........................................................    100,000              93,744
Government - 3.72%
     Bangko Sentral Ng Philipinas, 8.600% due 6/15/2027 ...................    100,000              83,000
                                                                                                 ---------
Telephone - 9.06%
     Philippine Long Distance Telephone, 10.625% due 6/2/2004 .............    200,000             202,000
                                                                                                 ---------

ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
January 31, 1998 (Unaudited)

-----------------------------------------------------------------------------------------------------------
                                                                              Principal            Market
                                                                               Amount               Value
-----------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES - (Continued)
Thailand - 7.22%
Banks - 7.22%
     Bangkok Bank Public Co., Ltd., 7.250% due 9/15/2005 (a) ..............   $200,000          $  160,880
                                                                                                ----------
Turkey - 8.91%
Government - 8.91%
     Republic of Turkey, 10.000% due 9/19/2007 ............................    100,000             101,250
     Sultan, Ltd., Floating Rate Note, 8.687% due 6/11/1999 (b) ...........    100,000              97,300
                                                                                                ----------
                                                                                                   198,550
                                                                                                ----------
United Kingdom - 2.17%
Corporate - 2.17%
     Cheung Kong Finance, 5.500% due 9/30/1998 ............................     50,000              48,313
                                                                                                ----------
TOTAL FOREIGN BONDS AND NOTES - (Cost $1,918,807)                                               $1,789,874
                                                                                                ----------
SHORT TERM INVESTMENT - 22.96%
     United States Treasury Bill, 4.87%, 3/19/1998 (c) ....................    515,000             511,818
                                                                                                ----------
TOTAL SHORT TERM INVESTMENT - (Cost $511,818)                                                   $  511,818
                                                                                                ----------
Total Investments (Cost $2,430,625) - 103.26%                                                    2,301,692
Other Assets Less Liabilities - (3.26)%                                                            (72,869)
                                                                                                ----------
Net Assets - 100.00%                                                                            $2,228,823
                                                                                                ==========


(a) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1998, these securities amounted to $639,467 or 28.69% of the Fund's net assets.

(b) Floating rate note. Rate noted represents rate at January 31, 1998.

(c) Rate represents annualized yield at date of purchase.

ORBITEX GROUP OF FUNDS
ASIAN SELECT ADVISORS FUND
SCHEDULE OF INVESTMENTS
January 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
                                                                        Market
                                                         Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 25.22%
Hong Kong - 20.27%
Conglomerates - 5.09%
     Hutchison Whampoa ..............................      1,000      $   5,881
                                                                      ---------
Diversified - 4.94%
     Citic Pacific, Ltd. ............................      1,000          2,869
     Wharf Holdings .................................      2,000          2,831
                                                                      ---------
                                                                          5,700
                                                                      ---------
Real Estate - 4.18%
     New World Development Co., Ltd. ................      2,000          4,821
                                                                      ---------
Telephone - 6.06%
     China Telecom, Ltd. (a) ........................      2,000          2,830
     Hong Kong Telecomm .............................      2,000          4,162
                                                                      ---------
                                                                          6,992
                                                                      ---------
Singapore - 4.95%
Building Construction - 1.31%
     Keppel Land, Ltd. ..............................      2,000          1,516
                                                                      ---------
Conglomerates - 3.64%
     Singapore Technologies Engineering, Ltd. (a) ...      5,137          4,195
                                                                      ---------
TOTAL COMMON STOCKS - (Cost $33,609)                                  $  29,105
                                                                      ---------
Total Investments (Cost $33,609) - 25.22%                                29,105
Other Assets Less Liabilities - 74.78%                                   86,306
                                                                      ---------
Net Assets - 100.00%                                                  $ 115,411
                                                                      =========


(a) Non-Income producing security.

ORBITEX GROUP OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
January 31, 1998 (Unaudited)


                                                   Strategic
                                                    Natural    Info-Tech &                Asian High       Asian
                                                   Resources Communications    Growth        Yield    Select Advisers
                                                     Fund         Fund          Fund         Fund          Fund
                                                     ----         ----          ----         ----          ----
ASSETS

   Investments in securities, at market
     (Cost $4,177,780, $656,709, $461,849,
     $2,430,625, and $33,609, respectively)....  $  4,221,120  $   684,372  $    465,811  $ 2,301,692  $     29,105
   Cash, including foreign currency............        70,286          676        69,893        2,171        84,096
   Receivable for securities sold..............       202,111            0             0            0             0
   Interest receivable.........................             0            0             0       49,251             0
   Dividends receivable........................        19,458          573           298            0             0
   Receivable for fund shares sold.............         4,712            0             0            0             0
   Receivable from investment advisor..........        32,083       39,723        42,795       45,858        38,610
   Prepaid expenses............................         7,814        7,778         7,110        7,037         7,455
   Deferred organization expenses..............        13,334       13,330        13,330       13,321        13,370
                                                 ------------  -----------  ------------  -----------  ------------
         TOTAL ASSETS..........................     4,570,918      746,452       599,237    2,419,330       172,636

LIABILITIES

   Payable for securities purchased............       773,116      184,157             0      127,097             0
   Payable to investment adviser...............        29,533       29,533        28,865       28,865        28,865
   Accounts payable and other
     accrued expenses..........................        43,252       31,530        33,806       34,545        28,360
                                                 ------------  -----------  ------------  -----------  ------------
         TOTAL LIABILITIES.....................       845,901      245,220        62,671      190,507        57,225
                                                 ------------  -----------  ------------  -----------  ------------
         NET ASSETS............................  $  3,725,017  $   501,232  $    536,566  $ 2,228,823  $    115,411
                                                 ============  ===========  ============  ===========  ============
NET ASSETS CONSIST OF:

   Paid-in capital ($.01 par value),
     unlimited number of shares
     authorized................................     4,092,703      520,174       529,394    2,478,726       120,324
   Undistributed net investment income
     (loss)....................................        16,919       (1,954)       (1,600)      16,627          (456)
   Accumulated net realized gain (loss)
     on investments............................      (426,402)     (44,651)        4,810     (137,597)           47
   Net unrealized appreciation
     (depreciation) on investments and foreign
     currency related transactions.............        41,797       27,663         3,962     (128,933)       (4,504)
                                                 ------------  -----------  ------------  -----------  ------------
         NET ASSETS............................  $  3,725,017  $   501,232  $    536,566  $ 2,228,823  $    115,411
                                                 ============  ===========  ============  ===========  ============
NET ASSET VALUE PER SHARE

   Net Asset Value per share
     (based on shares of beneficial
     interest outstanding).....................  $      14.57  $     14.45  $      15.21  $     10.57  $      14.39
                                                 ------------  -----------  ------------  -----------  ------------
   Offering Price Per Share
     ($14.57/.9425, $14.45/.9425,
     $15.21/.9425, $10.57/.9525,
     $14.39/.9425 respectively)................  $      15.46  $     15.33  $      16.14  $     11.10  $      15.27
                                                 ------------  -----------  ------------  -----------  ------------
   Total shares outstanding at end
     of period.................................       255,634       34,679        35,274      210,882         8,022


ORBITEX GROUP OF FUNDS
STATEMENTS OF OPERATIONS
For the Period Ended January 31, 1998 (Unaudited)


                                                   Strategic
                                                    Natural    Info-Tech &                Asian High       Asian
                                                   Resources Communications    Growth        Yield    Select Advisers
                                                     Fund*        Fund*         Fund*        Fund*         Fund*
                                                     -----        -----         -----        -----         -----
INVESTMENT INCOME
   Interest Income.............................  $     18,084  $       569  $        401  $    54,242  $         79
   Dividend income.............................        28,520          713           379            0           227
   Foreign taxes withheld......................             0            0             0         (179)            0
                                                 ------------  -----------  ------------  -----------  ------------
   Total Investment Income.....................        46,604        1,282           780       54,063           306

EXPENSES

   Investment advisor fee......................        11,788        1,685         1,116        7,723           457
   Administration fees.........................        23,257       23,364        23,364       23,575        22,355
   Professional fees...........................        12,758       12,817        12,817       12,932        12,264
   Custodian fees..............................        23,380       20,769        23,488       19,311        25,466
   Trustees' fees..............................         1,063        1,068         1,068        1,078         1,022
   Transfer agent fees.........................        10,366       10,414        10,413       10,508         9,964
   Distribution fees...........................         3,772          539           595        1,854           122
   Amortization of organization expense........           931          935           935          944           895
   Miscellaneous expenses......................        17,908       16,115        17,989       15,127        14,346
                                                 ------------  -----------  ------------  -----------  ------------
   Total operating expenses before
     waivers and reimbursements................       105,223       87,706        91,785       93,052        86,891
   Less: Expenses waived
     and reimbursed............................       (82,685)     (84,470)      (89,405)     (93,052)      (86,129)
                                                 ------------  -----------  ------------  -----------  ------------
   Net Expenses................................        22,538        3,236         2,380            0           762
                                                 ------------  -----------  ------------  -----------  ------------

   Net Investment Income (Loss)................        24,066       (1,954)       (1,600)      54,063          (456)
                                                 ------------  -----------  ------------  -----------  ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS

   Net realized gain (loss) on:
     Investments...............................      (419,429)     (44,651)        4,810     (137,597)            0
     Foreign currency related transactions.....           (57)           0             0            0            47
                                                 ------------  -----------  ------------  -----------  ------------
                                                     (419,486)     (44,651)        4,810     (137,597)           47
                                                 ------------  -----------  ------------  -----------  ------------
   Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency related transactions.............        41,797       27,663         3,962     (128,933)       (4,504)
                                                 ------------  -----------  ------------  -----------  ------------
   Net realized and unrealized gain (loss)
     on investments and foreign currency
     related transactions......................      (377,689)     (16,988)        8,772     (266,530)       (4,457)
                                                 ------------  -----------  ------------  -----------  ------------
   Net increase (decrease) in net assets
     resulting from operations.................  $   (353,623) $   (18,942) $      7,172  $  (212,467) $     (4,913)
                                                 ============  ===========  ============  ===========  ============



* The commencement of investment operations was October 23, 1997, for the Strategic Natural Resources Fund, October 22, 1997, for the Info-Tech & Communications Fund and the Growth Fund, October 20, 1997, for the Asian High Yield Fund, and October 31, 1997 for the Asian Select Advisers Fund.

ORBITEX GROUP OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended January 31, 1998 (Unaudited)


                                                   Strategic
                                                    Natural    Info-Tech &                Asian High       Asian
                                                   Resources Communications    Growth        Yield    Select Advisers
                                                     Fund*        Fund*         Fund*        Fund*         Fund*
                                                     -----        -----         -----        -----         -----
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)...................  $     24,066  $    (1,954) $     (1,600) $    54,063  $       (456)
Net realized gain (loss) on investments
   and foreign currency
   related transactions........................      (419,486)     (44,651)        4,810     (137,597)           47
Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency related transactions...............        41,797       27,663         3,962     (128,933)       (4,504)
                                                 ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in net assets
   resulting from operations...................      (353,623)     (18,942)        7,172     (212,467)       (4,913)
                                                 ------------  -----------  ------------  -----------  ------------
Distributions to Shareholders:
From net investment income.....................        (7,147)           0             0      (37,436)            0
From capital gains.............................        (6,916)           0             0            0             0
                                                 ------------  -----------  ------------  -----------  ------------
Total distributions from net investment income
   and net capital gains.......................       (14,063)           0             0      (37,436)            0
                                                 ------------  -----------  ------------  ------------ ------------
From Fund Share Transactions:
Proceeds from fund shares sold.................     9,194,988      500,174       509,394    4,347,959       100,324
Net asset value of shares issued to shareholders
   in reinvestment of distributions............        10,136            0             0       12,910             0
Cost of shares redeemed........................    (5,132,421)           0             0   (1,902,143)            0
                                                 ------------- -----------  ------------  ------------ ------------
Net increase in net assets from Fund
   share transactions..........................     4,072,703      500,174       509,394    2,458,726       100,324
                                                 ------------  -----------  ------------  -----------  ------------
Total increase in net assets...................     3,705,017      481,232       516,566    2,208,823        95,411
                                                 ------------  -----------  ------------  -----------  ------------
Net Assets:
Beginning of period (Note 7)...................        20,000       20,000        20,000       20,000        20,000
                                                 ------------  -----------  ------------  -----------  ------------
End of period..................................  $  3,725,017  $   501,232  $    536,566  $ 2,228,823  $    115,411
                                                 ============  ===========  ============  ===========  ============
Number of Fund Shares:
Shares outstanding at beginning of period......         1,333        1,333         1,333        1,667         1,333
                                                 ------------  -----------  ------------  -----------  ------------
Shares sold....................................       605,440       33,346        33,941      376,418         6,689
Shares issued to shareholders in reinvestment
   of distributions............................           712            0             0        1,263             0
Shares redeemed................................      (351,851)           0             0     (168,466)            0
                                                 ------------- -----------  ------------  ------------ ------------
Net increase in shares outstanding.............       254,301       33,346        33,941      209,215         6,689
                                                 ------------  -----------  ------------  -----------  ------------
Total shares outstanding at end of period......       255,634       34,679        35,274      210,882         8,022
                                                 ============  ===========  ============  ===========  ============



* The commencement of investment operations was October 23, 1997, for the Strategic Natural Resources Fund, October 22, 1997, for the Info-Tech & Communications Fund and the Growth Fund, October 20, 1997, for the Asian High Yield Fund, and October 31, 1997 for the Asian Select Advisors Fund.

ORBITEX GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
For the period ended January 31, 1998 (Unaudited)
Selected data based on a shares outstanding throughout the period indicated


                                                         Strategic                                                 Asian
                                                          Natural        Info-Tech &                   Asian     Select
                                                         Resources     Communications    Growth     High Yield   Advisers
                                                         Fund (a)         Fund (a)       Fund (a)    Fund (a)     Fund (a)
                                                        ------------ ------------------- ---------- ------------ -----------
Net asset value, beginning of period..................   $     15.00      $  15.00       $  15.00   $    12.00    $  15.00
                                                         ----------       --------       --------   ----------    --------
Income (loss) from investment operations:
Net investment income (loss)..........................         0.13          (0.06)         (0.05)        0.27       (0.06)
Net realized and unrealized gain (loss) on investments
and foreign currency related transactions.............        (0.50)         (0.49)          0.26        (1.51)      (0.55)
                                                         ----------       --------       --------   ----------    --------

Total income (loss) from investment operations........        (0.37)         (0.55)          0.21        (1.24)      (0.61)
                                                         ----------       --------       --------   ----------    --------

Less dividends from net investment income.............        (0.03)          0.00           0.00        (0.19)       0.00

Less distributions from capital gains.................        (0.03)          0.00           0.00         0.00        0.00
                                                         ----------       --------       --------   ----------    --------
Total dividends/distributions from net investment
income and net capital gains..........................        (0.06)          0.00           0.00        (0.19)       0.00
                                                         ==========       ========       ========   ==========    ========

Net asset value, end of period........................   $    14.57       $  14.45       $  15.21   $    10.57    $  14.39
                                                         ==========       ========       ========   ==========    ========

Total Return (b)......................................        (2.44)%        (3.64)%         1.41%      (10.27)%     (4.09)%
Ratios and Supplemental Data:
Net assets, end of period.............................   $3,725,017       $501,232       $536,566   $2,228,823    $115,411
Ratio of operating expenses to average net assets
(c).(e) ..............................................         2.40%          2.40%          1.60%        0.00%       2.50%
Ratio of net investment income (loss) (with
reimbursement) to average net assets (c)..............         2.55%         (1.45)%        (1.08)%       8.89%      (1.50)%

Portfolio turnover rate...............................          330%           149%           212%         223%          0%

Average broker commissions (d)........................   $     0.06       $   0.06       $   0.06          N/A    $   0.01

(a) The commencement of investment operations was October 23, 1997, for Strategic Natural Resources Fund, October 22, 1997, for Info-Tech & Communications Fund and Growth Fund, October 20, 1997, for Asian High Yield Fund and October 31, 1997, for Asian Select Advisers Fund.

(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser not absorbed a portion of expenses, total returns would have been lower.
    Periods less than one year are not annualized.

(c) Annualized.

(d) A Fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(e) Ratio of operating expenses to average net assets is after waiver of fees and reimbursement of certain fees and expenses. Had the fees not been waived and the expenses reimbursed the ratio of expenses to average net assets would have been as follows: Strategic Natural Resources Fund, 11.14%; Info-Tech & Communications Fund 65.05%; Growth Fund 61.77%; Asian High Yield Fund, 15.31%; and Asian Select Advisers Fund, 285.04%, respectively.

Orbitex Group of Funds
Notes to Financial Statements
January 31, 1998 (Unaudited)

1. Organization

Orbitex Group of Funds (the "Trust") was incorporated in Delaware in December 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust is comprised of five portfolios (collectively the "Funds" and individually the "Fund") as follows: Orbitex Strategic Natural Resources Fund, Orbitex Info-Tech & Communications Fund, Orbitex Growth Fund, Orbitex Asian High Yield Fund and Orbitex Asian Select Advisers Fund. Each Fund operates as a diversified investment company except the Asian High Yield Fund which operates as a non-diversified investment company. All Funds are offered at net asset value plus a maximum sales load of 5.75%, except for the Asian High Yield Fund, which is offered at net asset value plus a maximum sales load of 4.75%.


2. Summary of Significant Accounting Policies
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following summarizes the significant accounting policies of the Trust:

Security Valuation and Transactions
Equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or lacking any sales, at the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities. Short term debt investments with less than 60 days to maturity are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

If market quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, securities and other assets are valued as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Investment security transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rate established at the time of the trade.

Orbitex Group of Funds
Notes to Financial Statements (continued)
January 31, 1998 (Unaudited)

2. Summary of Significant Accounting Policies (continued)
Foreign Currency Translation (continued)
Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes
It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Investment Income
Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Dividend and interest income are recorded on the accrual basis. Original issue discount and premium are accreted and amortized respectively, on a yield to maturity basis. Market discount is recognized at disposition using the straight line method.

Expenses
Expenses of the Trust which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Distributions to Shareholders
Income dividends will normally be declared and distributed quarterly for the Asian High Yield Fund and annually for each of the other Funds. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organizational Costs

Estimated organizational expenses will be deferred and amortized over a period of five years commencing with operations. Orbitex Management, Inc. (the "Adviser") has agreed with respect to each of the Funds that, if any of the initial shares of a Fund are redeemed during such amortization period by the holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption. The Adviser has paid all of the organizational costs of the Funds and will be reimbursed by the Funds.

Orbitex Group of Funds
Notes to Financial Statements (continued)
January 31, 1998 (Unaudited)

2. Summary of Significant Accounting Policies (continued)
Repurchase Agreements
Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Board of Trustees of the Trust has established criteria to evaluate the creditworthiness of parties with which the Funds may enter into repurchase agreements.

Other
There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

The Orbitex Strategic Natural Resources Fund and the Orbitex Info-Tech & Communications Fund may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

3. Fees and Compensation Paid to Affiliates and Other Parties
Advisory Fees

Each Fund has entered into an Investment Advisory Agreement with the Adviser. As compensation for the services rendered, facilities furnished, and expenses borne by the Adviser, the Funds will pay the Adviser a fee accrued daily and paid monthly, at the annualized rate of 1.25% for the Strategic Natural Resources Fund, 1.25% for the Info-Tech & Communications Fund, 0.75% for the Growth Fund, 1.25% for the Asian High Yield Fund, and 1.50% for the Asian Select Advisers Fund. The Advisory Agreement also provides that the Adviser may retain Sub-Advisers at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Funds of the Trust.

The Adviser has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses to 2.40%, 2.40%, 1.60%, 2.00%, and 2.50% for the Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisers Fund, respectively, subject to possible reimbursement by the Funds in future years if such reimbursement can be achieved within the foregoing expense limits. The Adviser has agreed to waive or limit its fees and to pay all operating expenses of the Asian High Yield Fund for the first one hundred fifty days of Fund operations. The waivers for the period ended January 31, 1998 amounted to $11,788, $1,685, $1,116, $7,723 and $457 for Orbitex Strategic Natural Resources Fund, Orbitex Info-Tech & Communications Fund, Orbitex Growth Fund, Orbitex Asian High Yield Fund and Orbitex Asian Select Advisers Fund, respectively. The reimbursements for the period ended January 31, 1998 amounted to $32,083, $39,723, $42,795, $45,858 and $38,610 for Orbitex Strategic Natural

Orbitex Group of Funds
Notes to Financial Statements (continued)
January 31, 1998 (Unaudited)


Resources Fund, Orbitex Info-Tech & Communications Fund, Orbitex Growth Fund, Orbitex Asian High Yield Fund and Orbitex Asian Select Advisers Fund, respectively.


3. Fees and Compensation Paid to Affiliates and Other Parties (continued) Sub-Advisory Fees

Pursuant to separate Sub-Advisory Agreements among each Sub-Adviser, the Adviser and the Trust, each Sub-Adviser is responsible for the selection and management of portfolio investments for a Fund, or for its segment of a particular Fund, in accordance with the Fund's investment objective and policies and under the supervision of the Adviser.

On a monthly basis, each Sub-Adviser receives a sub-advisory fee, paid by the Adviser, based on the applicable Fund's average daily net assets at the annualized rate of: .70% of the average daily net assets of the portion of the Asian Select Advisers Fund advised by Bankers Trust Company; and .50% of the average daily net assets of the portion of the Asian Select Advisers Fund advised by Asia Strategic Investment Management Limited; .50% on the first $50 million of average daily net assets of the Asian High Yield Fund, .45% on next $50 million of net assets, and .40% of net assets over $100 million for J.P. Morgan Investment Management Inc.


Administration Fees

State Street Bank and Trust Company ("State Street") serves as the Administrator of the Trust. For providing administrative services to the Funds, State Street will receive from each Fund, a monthly fee at an annual rate of .10% of the first $100 million of each Fund's average daily net assets, plus .08% of the next $100 million of each Fund's average daily net assets, plus .06% of each Fund's average daily net assets in excess of $200 million, subject to certain minimum requirements. The waivers for the period ended January 31, 1998 amounted to $22,319, $23,229, $23,215, $22,966 and $22,321 for Orbitex Strategic Natural
Resources Fund, Orbitex Info-Tech & Communications Fund, Orbitex Growth Fund, Orbitex Asian High Yield Fund and Orbitex Asian Select Advisers Fund, respectively.


Custodian Fees

State Street serves as the Trust's custodian, including holding all portfolio securities and cash assets of the Trust and providing accounting services including daily variation of the shares of each Fund, for which it receives an annual accounting fee. The waivers for the period ended January 31, 1998 amounted to $16,495, $19,833, $22,279, $16,505 and $24,741 for Orbitex Strategic
Natural Resources Fund, Orbitex Info-Tech & Communications Fund, Orbitex Growth Fund, Orbitex Asian High Yield Fund and Orbitex Asian Select Advisers Fund, respectively.


Distributor
Funds Distributor, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Plan and Agreement, pursuant to Rule 12b-1 under the 1940 Act, between the Distributor and the Trust. The Rule 12b-1 Plan and Agreement provides for payment of a fee to the Distributor at an annualized rate of 0.30% of the average daily net assets of the Asian High Yield Fund and 0.40% of the average daily net assets of each of the other Funds.

Orbitex Group of Funds
Notes to Financial Statements (continued)
January 31, 1998 (Unaudited)

Trustees Fees

The Funds pay no compensation to the Trustees who are employees of the Adviser or Sub-Adviser. Trustees who are not Adviser or Sub-Adviser employees receive an annual fee of $5,000.


4. Aggregate Unrealized Appreciation and Depreciation
Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at January 31, 1998, were as follows:


                                                                                                Net
                                                     Gross              Gross               Unrealized
                                                  Unrealized         Unrealized            Appreciation
                                                 Appreciation       Depreciation          (Depreciation)
--------------------------------------------------------------------------------------------------------
Orbitex Strategic Natural Resources Fund           $131,609           $ 88,269               $  43,340
Orbitex Info-Tech & Communications Fund              30,167              2,504                  27,663
Orbitex Growth Fund                                  34,863             30,901                   3,962
Orbitex Asian High Yield Fund                        10,365            139,298                (128,933)
Orbitex Asian Select Advisers Fund                    1,196              5,700                  (4,504)


The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at January 31, 1998.

5. Investment Transactions
The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations and short term securities, for the period ended January 31, 1998, were:


                                                 Purchases         Sales
--------------------------------------------------------------------------
Orbitex Strategic Natural Resources Fund         $9,912,778     $6,033,218
Orbitex Info-Tech & Communications Fund             808,433        313,970
Orbitex Growth Fund                               1,094,176        637,138
Orbitex Asian High Yield Fund                     3,815,835      1,760,849
Orbitex Asian Select Advisers Fund                   33,610              0


6. Beneficial Interest
The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders:


                                                   5% or Greater Shareholders
                                                   --------------------------
                                                 Number          % of Fund Held
-------------------------------------------------------------------------------
Orbitex Strategic Natural Resources Fund           2                   68%
Orbitex Info-Tech & Communications Fund            1                   96%
Orbitex Growth Fund                                1                   94%
Orbitex Asian High Yield Fund                      3                   90%
Orbitex Asian Select Advisers Fund                 2                  100%

Orbitex Group of Funds
Notes to Financial Statements (continued)
January 31, 1998 (Unaudited)

6. Beneficial Interest (continued)
The following schedule shows the number of affiliates each owning 10% or more of a Fund and the total percentage of the Fund held by such affiliates:


                                                                               10% or Greater Affiliates
                                                                               -------------------------
       Fund                                          Name                                 % of Fund Held
--------------------------------------------------------------------------------------------------------
Orbitex Strategic Natural Resources Fund           Westmount Investments Limited               41%
Orbitex Info-Tech & Communications Fund            Cresta Limited                              96%
Orbitex Growth Fund                                Cresta Limited                              94%
Orbitex Select Advisers Fund                       Konrad Krill                                83%
Orbitex Select Advisers Fund                       Orbitex Management, Inc.                    17%


7. Initial Capitalization and Offering of Shares
During the period May 29, 1997 to commencement of investment operations for each of the Funds, each Fund had no operations other than those related to organizational matters, including the initial capital contribution of $20,000 for each Fund and the issuance of 1,333 shares for each of the Funds, with the exception of the Orbitex Asian High Yield Fund which issued 1,667 shares. There were no additional transactions until commencement of investment operations for each of the Funds.

PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

         (a)      (1)      Financial Statements for the Orbitex Group of Funds
                           as of January 31, 1998, included in the Prospectus:
                           1.       Financial Highlights

                  (2) Financial Statements for the Oribtex Group of Funds as of January 31, 1998, included in the Statement of Additional Information:
                           1.       Schedules of Investments
                           2.       Statements of Changes in Net Assets
                           3.       Statements of Operations
                           4.       Statements of Assets and Liabilities
                           5.       Financial Highlights
                           6.       Notes to Financial Statements

         (b)      Exhibits:
                  1.       a.       Declaration of Trust of Orbitex Group of
                                    Funds (the "Trust) previously filed in the Registration Statement on January 29, 1997 is incorporated herein by reference.

                           b. Amendment to Declaration of Trust of Orbitex Group of Funds (the "Trust") dated January 21, 1998 will be filed by amendment.

                  2. By-Laws of the Trust previously filed in the Registration Statement on January 29, 1997 are incorporated herein by reference.

                  3.       Not applicable.

                  4.       Not applicable.

                  5(a).    i.       Form of Investment Advisory Agreement by and
                                    between the Trust on behalf of each Fund and Orbitex Management, Inc. previously filed in Pre-Effective Amendment No. 1 to the
                                    Registration Statement on April 14, 1997 is incorporated herein by reference.

                           ii.      Form of Amended Investment Advisory
                                    Agreement by and between the Trust on behalf of each Fund and Orbitex Management, Inc. dated January 21, 1998 will be filed by amendment.

                  5(b). Form of Sub-Advisory Agreement among the Trust, on behalf of the Asian High Yield Fund, Orbitex Management, Inc. and J.P. Morgan Investment Management, Inc. previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.


                  5(c). Form of Sub-Advisory Agreement among the Trust, on behalf of Asian Select Advisers Fund, Orbitex Management, Inc. and Asian Strategic Investment

                           Management (HK) Limited previously filed in Pre-Effective Amendment No. 1 to the Registration Statement on April 14, 1997 is incorporated herein by reference.


                  5(d). Form of Sub-Advisory Agreement among the Trust, on behalf of the Asian Select Advisers Fund, Orbitex Management, Inc. and Bankers Trust Company previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.

                  5(e). Form of Sub-Subadvisory Agreement among the Trust, on behalf of the Asian Select Advisers Fund, Orbitex Management, Inc., Bankers Trust Company and BT Fund Managers International Limited previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.


                  6(a)     i.       Form of Distribution Agreement between the
                                    Trust and Funds Distributor, Inc. previously filed in the Registration Statement on January 29, 1997 is incorporated herein by reference.

                           ii. Form of Amended Distribution Agreement between the Trust and Funds Distributor, Inc. dated January 21, 1998 will be filed by amendment.

                  6(b) Form of Selected Dealers Agreement previously filed in the Registration Statement on January 29, 1997 is incorporated herein by reference.

                  7.       Not applicable.

                  8.       i.       Form of Custodian Contract by and between
                                    the Trust and State Street Bank and Trust
                                    Company previously filed in the Registration
                                    Statement on January 29, 1997 is
                                    incorporated herein by reference.

                           ii. Form of Amended Custodian Contract by and between the Trust and State Street Bank and Trust Company dated January 21, 1998 will be filed by amendment.

                  9(a).    i.       Form of Transfer Agency and Service
                                    Agreement by and between the Trust and State
                                    Street Bank and Trust Company previously filed in the Registration Statement on January 29, 1997 is incorporated herein by reference.

                           ii. Form of Amended Transfer Agency and Service Agreement by and between the Trust and State Street Bank and Trust Company dated January 21, 1998 will be filed by amendment.

                  9(b).    i.       Form of Administration Agreement by and
                                    between the Trust and State Street Bank and Trust Company previously filed in the Registration Statement on January 29, 1997 is incorporated herein by reference.

                           ii. Form of Amended Administration Agreement by and between the Trust and State Street Bank and Trust Company dated January 21, 1998 will be filed by amendment.

                  10. Opinion and Consent of Rogers & Wells regarding the legality of the securities being registered previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.

                  11.      Not applicable.

                  12.      Not applicable.

                  13.      i.       Form of Shareholder Subscription Agreement
                                    by and between Orbitex Management, Inc. and the Trust on behalf of each Fund previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September
                                    26, 1997 is incorporated herein by
                                    reference.

                           ii. Form of Amended Shareholder Subscription Agreement by and between Orbitex Management, Inc. and the Trust on behalf of each Fund will be filed by amendment.

                  14. Form of Individual Retirement Account Agreement previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.

                  15(a).   i.       Distribution Plan and Agreement Pursuant to
                                    Rule 12b-1 under the Investment Company Act of 1940 previously filed in Pre-Effective
                                    Amendment No. 2 to the Registration
                                    Statement dated September 26, 1997 is
                                    incorporated herein by reference.

                           ii. Amended Distribution Plan and Agreement Pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated January 21, 1998 will be filed by amendment.

                  15(b). Form of Distribution Sub-Agreement previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.

                  16. Schedule for Computation of Performance Quotation previously filed in Post-Effective Amendment No. 1 to the Registration Statement dated March 27, 1998 is incorporated herein by reference.

                  17.      Financial Data Schedule is filed herewith as Exhibit
                           27.

                  18. Rule 18f-3 Plan for Multiple Classes of Shares dated January 21, 1998 will be filed by amendment.

                  19. Powers of Attorney previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.

Item 25. Persons Controlled by or under Common Control with Registrant.

                  None.

Item 26. Number of Holders of Securities as of January 31, 1998.


                                                                    Number of
             Title of Class                                      Record Holders
             --------------                                      --------------
             Orbitex Strategic Natural Resources Fund                  107
             Orbitex Info-Tech & Communications Fund                     8
             Orbitex Growth Fund                                         9
             Orbitex Asian High Yield Fund                              15
             Orbitex Asian Select Advisers Fund                          8
             Orbitex West Coast Fund                                     0


Item 27. Indemnification.

                  Reference is made to Article VI of the Registrant's Amended Declaration of Trust filed herein as Exhibit 1 to this Registration Statement.

                  The Registrant will indemnify its Trustees and officers to the extent permitted by law. Indemnification may not be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office ("Disabling Conduct"). The means of determining whether indemnification shall be made are (1) a final decision on the merits by a court or other body before whom the proceeding is brought that the Trustee or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the Trustee or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of Trustees who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (if it is determined that he is not entitled to the indemnification) and one of three other conditions is satisfied: (1) he provides security for his agreement to repay; (2) the Registrant is insured against loss by reason of lawful advances; or (3) the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the Trustee or officer will be found entitled to indemnification.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, officers, controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 28.          Business and Other Connections of the Adviser and the
                  Sub-Advisers.

                  (a) Certain information pertaining to business and other connections of the Registrant's Adviser, Orbitex Management, Inc. is hereby incorporated herein by reference to the section of the Prospectus captioned "How the Trust is Managed" and to the section of the Statement of Additional Information captioned "Investment Management and Other Services." The information required by this Item 28 with respect to each director, officer or partner of Orbitex Management, Inc. is incorporated by reference to Form ADV filed by Orbitex Management, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-52312).

                  (b) Certain information pertaining to business and other connections of Asia Strategic Investment Management Limited, one of the Registrant's Sub-Advisers, is hereby incorporated herein by reference to the section of the Prospectus captioned "How the Trust is Managed" and to the section of the Statement of Additional Information captioned "Investment Management and Other Services." Set forth below is a list of each director and officer of Asia Strategic Investment Management Limited indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, partner, or trustee. The principal business address of each individual listed in the table below, unless otherwise indicated, is Chekiang First Bank Center, 1 Duddell Street, Hong Kong.


                                               Position with Asian Strategic
                                               Investment Management Limited
                                               ("ASIM") and Other Positions
                  Name                         within Last Two Years
                  ----                         ---------------------------------
                  Michael Tze Hau Lee          Managing Director, ASIM, 1995 -
                                               present; Director/Equity Partner,
                                               Lloyd George Management (Hong
                                               Kong) Ltd., 1992 - 1995.

                  Patrick Wai Cheong Shum      Chief Investment Officer, ASIM,
                                               1995 - present; Director/Senior
                                               Fund Manager, Barclays de Zoete
                                               Wedd Investment Management Hong
                                               Kong Limited, 1990 - 1995.

                  James Kuang Kuo Cheng        Research Director, ASIM, April
                                               1996 - present; Executive
                                               Director/Senior Fund Manager,
                                               Morgan Stanley Asset Management
                                               (Singapore) Ltd., 1988 - 1996.

                                               Position with Asian Strategic
                                               Investment Management Limited
                                               ("ASIM") and Other Positions
                  Name                         within Last Two Years
                  ----                         ---------------------------------
                  Peter King Wah Woo           Director, ASIM, 1995 - present;
                                               Director/Associate Director, Kim
                                               Eng Securities (Hong Kong) Ltd.,
                                               1993 - 1995.

                  The Honourable               Non-executive director, ASIM;
                  Dr. David K.P. Li            Chairman and Chief Executive of
                                               the Bank of East Asia, Limited.

                  Samson Kai Cheong Li         Non-executive director, ASIM;
                                               Senior General Manager of the
                                               Bank of East Asia, Limited.


                  (c) Certain information pertaining to business and other connections of Bankers Trust Company, one of the Registrant's Sub-Advisers, is hereby incorporated herein by reference to the section of the Prospectus captioned "How the Trust is Managed" and to the section of the Statement of Additional Information captioned "Investment Management and Other Services." Set forth below is a list of each director and officer of Bankers Trust Company indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, partner, or trustee. The principal business address of each individual listed in the table below, unless otherwise indicated, is One Bankers Trust Plaza, New York, New York 10006


                                           Position with Bankers Trust Company
                                           and Business and Other Positions
                  Name                     within Last Two Years
                  ----                     -------------------------------------

                  Donald L. Staheli        Chairman of the Board and Chief
                                           Executive Officer, Continental Grain
                                           Company. Director of Bankers Trust
                                           Company. Also a director of
                                           Continental Grain Company,
                                           ContiFinancial Corporation,
                                           Prudential Life Insurance Company of
                                           America, Fresenius Medical Care,
                                           A.G., National Committee on United
                                           States-China Relations and America's
                                           Promise; member, Council on Foreign
                                           Relations; and chairman of The Points
                                           of Light Foundation.

                  Patricia Carry Stewart   Former Vice President, The Edna
                                           McConnell Clark Foundation (a
                                           charitable foundation). Director of
                                           Bankers Trust. Also a director of CVS
                                           Corporation and of the Community
                                           Foundation for Palm Beach and Martin
                                           Counties, and a trustee emerita of
                                           Cornell University.

                  George J. Vojta          Vice Chairman of the Corporation,
                                           Bankers Trust Company. Director of
                                           Bankers Trust Company. Also a
                                           director of Alicorp S.A., Northwest
                                           Airlines, Private Export Funding
                                           Corp., the New York State Banking

                                           Position with Bankers Trust Company
                                           and Business and Other Positions
                  Name                     within Last Two Years
                  ----                     -------------------------------------
                                           Board; vice chairman of the Board of
                                           Trustees of St. Lukes-Roosevelt
                                           Hospital Center; a partner of New
                                           York City Partnership; chairman,
                                           Wharton Financial Services Center;
                                           and a member of the Bretton Woods
                                           Committee.

                  Paul A. Volcker          Director of Various Corporations.
                                           Director of Bankers Trust Company.
                                           Former Chairman and Chief Executive
                                           Officer of Wolfensohn & Co., Inc. and
                                           former Chairman of the Board of
                                           Governors of the Federal Reserve
                                           System. Also a director of the
                                           American Stock Exchange, Nestle S.A.,
                                           Prudential Insurance Company and UAL
                                           Corporation and an overseer of
                                           TIAA-CREF; director of American
                                           Council on Germany, Council on
                                           Foreign Relations and The Japan
                                           Society; trustee of The American
                                           Assembly; and member of the advisory
                                           boards of several international
                                           corporations.

                  Hamish Maxwell           Retired Chairman and Chief Executive
                                           Officer, Philip Morris Companies,
                                           Inc. Director of Bankers Trust
                                           Company. Also a director of Sola
                                           International Inc., and chairman of
                                           WWP Group plc.

                  Frank N. Newman          Chairman of the Board, Chief
                                           Executive Officer and President of
                                           the Corporation and Bankers Trust
                                           Company. Director of Bankers Trust
                                           Company. Former Deputy Secretary of
                                           the United States Treasury and former
                                           Vice Chairman of the Board and
                                           director of BankAmerica Corporation
                                           and Bank of America NT&SA. Also a
                                           director of Dow-Jones, Inc., trustee
                                           of Carnegie Hall; and member, Board
                                           of Overseers of Cornell University
                                           Medical College and the Graduate
                                           School of Medical Sciences.

                  N.J. Nicholas Jr.        Investor. Director of Bankers Trust
                                           Company. Former Co-chief Executive
                                           Officer of Time Warner Inc. Also a
                                           director of Boston Scientific
                                           Corporation and Xerox Corporation.

                  Russell E. Palmer        Chairman and Chief Executive Officer,
                                           The Palmer Group. Director of Bankers
                                           Trust Company. Former Dean of The
                                           Wharton School, University of
                                           Pennsylvania and former Chief
                                           Executive Officer of Touche Ross &
                                           Co. (now Deloitte & Touche). Also a

                                           Position with Bankers Trust Company
                                           and Business and Other Positions
                  Name                     within Last Two Years
                  ----                     -------------------------------------
                                           director of Allied-Signal Inc.,
                                           Federal Home Loan Mortgage
                                           Corporation, GTE Corporation, The May
                                           Department Stores Company and
                                           Safeguard Scientifics, Inc.; and a
                                           trustee, the University of
                                           Pennsylvania.

                  George B. Beitzel        Director of Various Corporations.
                                           Director of Bankers Trust Company.
                                           Retired Senior Vice President and
                                           director, International Business
                                           Machines Corporation. Also a director
                                           of Computer Task Group, Phillips
                                           Petroleum Company, Rohm and Haas
                                           Company and TIG Holdings; chairman
                                           emeritus of Amherst College; and
                                           chairman of the Colonial Williamsburg
                                           Foundation.

                  Phillip A. Griffiths     Director, Institute for Advanced
                                           Study. Director of Bankers Trust
                                           Company. Chairman, Committee on
                                           Science, Engineering and Public
                                           Policy of the National Academies of
                                           Sciences and Engineering & the
                                           Institute of Medicine; member,
                                           National Academy of Sciences,
                                           American Academy of Arts and Sciences
                                           and American Philosophical Society;
                                           and trustee of North Carolina School
                                           of Science and Mathematics and the
                                           Woodward Academy. Former member of
                                           the board of directors, Research
                                           Triangle Institute.

                  William R. Howell        Chairman Emeritus, J.C. Penny
                                           Company, Inc. Director of Bankers
                                           Trust Company. Also a director of
                                           Exxon Corporation, Halliburton
                                           Company, Warner-Lambert Company,
                                           Williams, Inc., Central & South West
                                           Corp., and the National Retail
                                           Federation.

                  Vernon E. Jordan, Jr.    Senior Partner, Akin Gump, Strauss,
                                           Hauer & Feld, LLP, Attorneys-at-law
                                           Washington, D.C. and Dallas, TX.
                                           Director of Bankers Trust Company.
                                           Former president of the National
                                           Urban League, Inc. Also a director of
                                           American Express Company, Chancellor
                                           Media Corporation, Dow-Jones, Inc.,
                                           J.C. Penny Company, Inc., Revlon
                                           Group Incorporated, Ryder Systems,
                                           Inc., Sara Lee Corporation, Union
                                           Carbide Corporation and Xerox
                                           Corporation; and a trustee of
                                           Brookings Institution, The Ford
                                           Foundation and Howard University.

                  Lee A. Ault, III         Private Investor. Director of Bankers
                                           Trust Company. Former Chairman and
                                           Chief Executive Officer,

                                           Position with Bankers Trust Company
                                           and Business and Other Positions
                  Name                     within Last Two Years
                  ----                     -------------------------------------
                                           Telecredit, Inc. Also a director of
                                           Equifax, Inc., Sunrise Medical Inc.,
                                           Viking Office Products, Inc., and
                                           Pacific Crest Outward Bound School.

                  Neil R. Austrian         President and Chief Operating
                                           Officer, National Football League.
                                           Director of Bankers Trust Company.
                                           Also a director of Rafac Technology
                                           and Viking Office Products, Inc., and
                                           trustee of Swarthmore College.

                  G. Richard Thoman        President, Chief Operating Officer
                                           and Director, Xerox Corporation.
                                           Director of Bankers Trust Company.
                                           Also a director of Fuji Xerox
                                           Company, Ltd., and Union Bancaire
                                           Privee (Switzerland); member, General
                                           Electric Investments Equity Advisory
                                           Board, Yale School of Management
                                           Advisory Board, Fletcher School of
                                           Law and Diplomacy Advisory Board, and
                                           the INSEAD U.S. Advisory Board;
                                           director, The Americas Society; and
                                           member, Council on Foreign Relations.

                  (d) Certain information pertaining to business and other connections of J.P. Morgan Investment Management Inc., one of the Registrant's Sub-Advisors, is hereby incorporated herein by reference to the section of the Prospectus captioned "How the Trust is Managed" and to the section of the Statement of Additional Information captioned "Investment Management and Other Services." The information required by this Item 28 with respect to each director, officer or partner of J.P. Morgan Investment Management Inc. is incorporated by reference to Form ADV filed by J.P. Morgan Investment Management Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-21011).

Item 29.          Principal Underwriters.

                  (a) Funds Distributor, Inc. (the "Funds Distributor") acts as principal underwriter for the following investment companies.

                  American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
                  American Century Government Income Trust
                  American Century International Bond Funds
                  American Century Investment Trust
                  American Century Municipal Trust
                  American Century Mutual Funds, Inc.
                  American Century Premium Reserves, Inc.

                  American Century Quantitative Equity Funds
                  American Century Strategic Assets Allocations, Inc. American Century Target Maturities Trust
                  American Century Variable Portfolios, Inc.
                  American Century World Mutual Funds, Inc.
                  BJB Investment Funds
                  The Brinson Funds
                  Dresdner RCM Capital Funds, Inc.
                  Dresdner RCM Equity Funds, Inc.
                  Harris Insight Funds Trust
                  HT Insight Funds, Inc. d/b/a Harris Insight Funds J.P. Morgan Institutional Funds
                  J.P. Morgan Funds
                  The JPM Series Trust
                  The JPM Series Trust II
                  LaSalle Partners Funds, Inc.
                  Monetta Fund, Inc.
                  Monetta Trust
                  The Montgomery Funds
                  The Montgomery Funds II
                  The Munder Framlington Funds
                  The Munder Funds Trust
                  The Munder Funds, Inc.
                  Orbitex Group of Funds
                  St. Clair Funds, Inc.
                  The Skyline Funds
                  Waterhouse Investors Family of Funds, Inc.
                  WEBS Index Fund, Inc.

                  Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc. a holding company all of whose outstanding shares are owned by key employees.

                  (b) The following is a list of the executive directors, officers, and partners of Funds Distributor, Inc.

                  Director, President and Chief         -Marie E. Connolly
                           Executive Officer
                  Executive Vice President              -Richard W. Ingram
                  Executive Vice President              -Donald R. Roberson
                  Executive Vice President              -William S. Nichols
                  Senior Vice President                 -Michael S. Petrucelli
                  Director, Senior Vice President,      -Joseph F. Tower, III
                           Treasurer and Chief
                           Financial Officer
                  Senior Vice President                 -Paula R. David
                  Senior Vice President                 -Allen B. Closser
                  Senior Vice President                 -Bernard A. Whalen
                  Director                              -William J. Nutt

                  (c)      Not applicable.

Item 30.          Location of Accounts and Records.

                  The following entities prepare, maintain and preserve the records required by Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.


                  State Street Bank and Trust Company ("State Street") provides custodian and accounting services pursuant to a Custodian Contract between State Street and the Trust and provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreement between State Street and the Trust. In such capacities, State Street provides pricing for each Fund's portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder's account and all disbursements made to shareholders. Orbitex Management, Inc., pursuant to its Investment Advisory Agreement with respect to each Fund, maintains all records required pursuant to such agreement. Each Sub-Adviser, pursuant to its Sub-Advisory Agreement with Orbitex Management, Inc. and the Trust with regard to each Fund, maintains all records required pursuant to such agreement. State Street, pursuant to its Administration Agreement with the Trust, maintains all records required pursuant to such agreement. Funds Distributor, Inc., as principal underwriter for the Trust, maintains all records required to be kept pursuant to the Distribution Agreement with the Trust, and such other records as must be maintained pursuant to the Trust's Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.


Item 31.          Management Services.

                  Not applicable.

Item 32.          Undertakings.

                  (a)      Not applicable.

                  (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge, beginning with the fiscal year ending April 30, 1998.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and the State of New York on the 16th day of March 1998.

                                                 ORBITEX GROUP OF FUNDS

                                                 By:______________________
                                                    James L. Nelson
                                                    Trustee and President

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

             Signature                Title                   Date
             ---------                -----                   ----

      /s/ Otto J. Felber*            Trustee             March 16, 1998
          ---------------
          Otto J. Felber

                                Trustee, President,
                                Assistant Treasurer &    March 16, 1998
      /s/ James L. Nelson       Assistant Secretary
          ---------------
          James L. Nelson

                                    Secretary            March 16, 1998
      /s/ Mark Breault
          ------------
          Mark Breault

                                    Treasurer            March 16, 1998
      /s/ James Kegley
          ------------
          James Kegley

      s/ Ronald Altbach*             Trustee             March 16, 1998
         ---------------
         Ronald Altbach

      /s/ Thomas Bachmann*           Trustee             March 16, 1998
          ----------------
          Thomas Bachmann

      /s/ Robert Raucci*             Trustee             March 16, 1998
          --------------
          Robert Raucci

*  By:_________________________________
      James L. Nelson, Attorney-in-Fact

                                  EXHIBIT LIST

    Exhibit
    Number                                        Description
    ------                                        -----------

17.                Financial Data Schedule. (Filed herewith as Exhibit 27)